The BNY Mellon Funds

Funds	Ticker Symbols
	Class M shares	Investor shares
BNY Mellon Large Cap Stock Fund	MPLCX	MILCX
BNY Mellon Large Cap Market Opportunities Fund	MMOMX	MMOIX
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	MTSMX	MTSIX
BNY Mellon Income Stock Fund	MPISX	MIISX
BNY Mellon Mid Cap Multi-Strategy Fund	MPMCX	MIMSX
BNY Mellon Small Cap Multi-Strategy Fund	MPSSX	MISCX
BNY Mellon U.S. Core Equity 130/30 Fund	MUCMX	MUCIX
BNY Mellon Focused Equity Opportunities Fund	MFOMX	MFOIX
BNY Mellon Small/Mid Cap Fund	MMCMX	MMCIX
BNY Mellon International Fund	MPITX	MIINX
BNY Mellon Emerging Markets Fund	MEMKX	MIEGX
BNY Mellon International Appreciation Fund	MPPMX	MARIX
BNY Mellon International Equity Income Fund	MLIMX	MLIIX
BNY Mellon Bond Fund	MPBFX	MIBDX
BNY Mellon Intermediate Bond Fund	MPIBX	MIIDX
BNY Mellon Corporate Bond Fund	BYMMX	BYMIX
BNY Mellon Intermediate U.S. Government Fund	MGVMX	MOVIX
BNY Mellon Short-Term U.S. Government Securities Fund	MPSUX	MISTX
BNY Mellon National Intermediate Municipal Bond Fund	MPNIX	MINMX
BNY Mellon National Short-Term Municipal Bond Fund	MPSTX	MINSX
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	MPPIX	MIPAX
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	MMBMX	MMBIX
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	MNYMX	MNYIX
BNY Mellon Municipal Opportunities Fund	MOTMX	MOTIX
BNY Mellon Asset Allocation Fund	MPBLX	MIBLX
BNY Mellon Money Market Fund	MLMXX	MLOXX
BNY Mellon National Municipal Money Market Fund	MOMXX	MNTXX

P R O S P E C T U S December 31, 2012

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC-Insured • Not Bank Guaranteed • May Lose Value

Contents

Fund Summaries
Fund Details

BNY Mellon Large Cap Stock Fund	103
BNY Mellon Large Cap Market Opportunities Fund	103
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	109
BNY Mellon Income Stock Fund	116
BNY Mellon Mid Cap Multi-Strategy Fund	117
BNY Mellon Small Cap Multi-Strategy Fund	119

Shareholder Guide

Buying, Selling and Exchanging Shares	168
General Policies	172
Distributions and Taxes	174
Financial Highlights	176
For More Information

See back cover.

The Funds

Each fund is offering its Class M shares and Investor shares in this prospectus.

Fund Summary

BNY Mellon Large Cap Stock Fund
Investment Objective

The fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.65%	0.65%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.04%	0.04%
Total annual fund operating expenses	0.81%	1.06%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$83	$259	$450	$1,002
Investor	$108	$337	$585	$1,294

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 76.82% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of large capitalization companies with market capitalizations of $5 billion or more at the time of purchase. The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The fund's investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Standard & Poor's® 500 Composite Stock Price Index (S&P 500).

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Large cap stock risk. To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the S&P 500, a widely recognized unmanaged index of stock performance.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q3, 2009: 18.04% Worst Quarter Q4, 2008: -22.75%
The year-to-date total return of the fundâ€²s Class M shares as of 9/30/12 was 17.94%.

Average Annual Total Returns as of 12/31/11
Share Class	1 Year	5 Years	10 Years
Class M returns before taxes	-6.37%	-1.42%	1.25%
Class M returns after taxes on distributions	-6.51%	-2.06%	0.80%
Class M returns after taxes on distributions and sale of fund shares	-3.95%	-1.16%	1.07%
Investor returns before taxes	-6.67%	-1.69%	1.00%
S&P 500 reflects no deduction for fees, expenses or taxes	2.09%	-0.25%	2.92%
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. Sean P. Fitzgibbon and Jeffrey D. McGrew are the fund's primary portfolio managers, positions they have held since February 2007 and January 2010, respectively. Mr. Fitzgibbon is a senior vice president, portfolio manager, research analyst and member of the U.S. Large Cap Core Equity Team of The Boston Company Asset Management, LLC (TBCAM), an

affiliate of The Dreyfus Corporation. Mr. McGrew is a managing director, portfolio manager, research analyst and a member of the Global Core Equity Team of TBCAM. Messrs. Fitzgibbon and McGrew also are employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Large Cap Market Opportunities Fund
Investment Objective

The fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees*	0.60%	0.60%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.10%	0.10%
Other expenses of the fund	0.08%	0.07%
Acquired fund fees and expenses**	0.32%	0.32%
Total annual fund operating expenses	1.10%	1.34%

* The fund has agreed to pay an investment advisory fee at the annual rate of 0.70% applied to that portion of its average daily net assets allocated to direct investments in securities, and at the annual rate of 0.15% applied to that portion of its average daily net assets allocated to any underlying funds.

** "Acquired fund fees and expenses" are incurred indirectly by the fund as a result of its investment in investment companies. These fees and expenses are not included in the Financial Highlights tables; accordingly, total annual fund operating expenses do not correlate to the ratio of expenses to average net assets in the Financial Highlights tables.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$112	$350	$606	$1,340
Investor	$136	$425	$734	$1,613

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 43.61% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large cap companies. The fund currently considers large cap companies to be those companies with total market capitalizations of $5 billion or more at the time of purchase. The fund normally allocates its assets among multiple investment strategies employed by the fund's investment adviser or its affiliates that invest primarily in equity securities issued by large cap companies. The fund is designed to provide exposure to various large cap equity portfolio managers and investment strategies and styles. The fund invests directly in securities or in other mutual funds advised by the fund's investment adviser or its affiliates, referred to as underlying funds, which in turn may invest directly in securities as described below.

The investment adviser determines the investment strategies, including whether to implement such strategy by investing directly in securities or through an underlying fund, and sets the target allocations. The investment adviser has the discretion to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund, and the target allocations and ranges when the investment adviser deems it appropriate. The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the date of this prospectus were as follows:

Investment Strategy	Target	Range
Focused Equity Strategy	42%	0% to 50%
U.S. Large Cap Equity Strategy	42%	0% to 50%
U.S. Core Equity 130/30 Strategy	10%	0% to 50%
Dynamic Large Cap Value Strategy	0%	0% to 50%
Large Cap Growth Strategy	0%	0% to 50%
U.S. Large Cap Growth Strategy	6%	0% to 50%
Income Stock Strategy	0%	0% to 50%
Appreciation Strategy	0%	0% to 50%
Large Cap Dividend Strategy	0%	0% to 50%

The fund's investment adviser monitors the portfolio trading activity within the investment strategies to promote tax efficiency and avoid wash sale transactions (i.e., selling a security at a loss, and within 30 days before or after the sale acquiring the same security, causing the loss to be disallowed and the security's basis adjusted), and executes all purchases and sales of portfolio securities of the fund. The fund will seek to reduce the impact of federal and state income taxes on the fund's after-tax returns by generally selling first the highest cost securities to reduce the amount of any capital gain and preferring the sale of securities producing long-term capital gains to those producing short-term capital gains.

The portion of the fund's assets allocated to the Focused Equity Strategy normally is invested in approximately 25-30 companies that are considered by the portfolio manager to be positioned for long-term earnings growth. The investment process for the Focused Equity Strategy combines a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors with a bottom-up, fundamental approach to analyze individual companies.

Walter Scott & Partners Limited (Walter Scott), an affiliate of the fund's investment adviser, is the fund's sub-investment adviser responsible for the portion of the fund's assets allocated to the U.S. Large Cap Equity Strategy. Through extensive fundamental research, Walter Scott seeks investment opportunities in companies with the financial, operational and strategic strengths to underpin the potential for sustainable growth.

The portion of the fund's assets allocated to the U.S. Core Equity 130/30 Strategy is invested in BNY Mellon U.S. Core Equity 130/30 Fund, a mutual fund advised by the fund's investment adviser. The underlying fund takes both long and short positions in stocks chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Normally, up to 130% of the underlying fund's assets will be in long positions in stocks, and approximately 30% of the underlying fund's assets will be in short positions.

The portion of the fund's assets allocated to the Dynamic Large Cap Value Strategy normally is invested primarily in equity securities of companies of any market capitalization, although the strategy focuses on large cap companies. The portfolio manager focuses on individual stock selection (a "bottom-up" approach), emphasizing three key factors: value, sound business fundamentals, and positive business momentum.

The portion of the fund's assets allocated to the Large Cap Growth Strategy normally is invested primarily in equity securities of large cap companies that are considered by the portfolio manager to be growth companies. Fundamental financial analysis is used to identify companies that the portfolio manager believes offer one or more of the following characteristics, among others: expected earnings growth rate exceeds market and industry trends; potential for positive earnings surprise relative to market expectations; positive operational or financial catalysts; attractive valuation based on growth prospects; and strong financial condition.

The portion of the fund's assets allocated to the U.S. Large Cap Growth Strategy normally is invested primarily in equity securities of companies of any market capitalization, although the strategy focuses on large cap U.S. companies. This portion of the fund's portfolio is structured so that its sector weightings generally are similar to those of the Russell 1000® Growth Index. The portion of the fund's assets allocated to the U.S. Large Cap Growth Strategy also may be invested in Dreyfus Research Growth Fund, Inc., a mutual fund advised by The Dreyfus Corporation and managed by the same portfolio managers responsible for the fund's U.S. Large Cap Growth Strategy using substantially similar investment strategies as those used in managing this portion of the fund's assets.

The portion of the fund's assets allocated to the Income Stock Strategy is invested in BNY Mellon Income Stock Fund, a mutual fund advised by the fund's investment adviser.  The underlying fund seeks to focus on dividend-paying stocks and other investments and investment techniques that provide income. The underlying fundâ€²s portfolio manager chooses stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The underlying fund emphasizes those stocks with value characteristics, although it may also purchase growth stocks.

The portion of the fund's assets allocated to the Appreciation Strategy is invested in Dreyfus Appreciation Fund, Inc., a mutual fund advised by The Dreyfus Corporation and sub-advised by Fayez Sarofim & Co.  The underlying fund focuses on "blue chip" companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies.  The underlying fund employs a "buy-and-hold" investment strategy.

The portion of the fund's assets allocated to the Large Cap Dividend Strategy normally is invested primarily in equity securities, focusing on dividend-paying stocks and other investments and investment techniques that provide income. The portfolio manager chooses securities through a disciplined investment process that combines fundamental analysis and risk management. The Large Cap Dividend Strategy emphasizes those securities with above market average yield, although the portfolio manager may purchase those securities with low or no dividend.  This portion of the fund's assets may be invested in the stocks of companies of any size, although the strategy focuses on large cap companies.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Strategy allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the investment adviser to allocate effectively the fund's assets among multiple investment strategies. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal or that an investment strategy will achieve its particular investment objective.

• Conflicts of interest risk. The fund's investment adviser will have the authority to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund. The fund's investment adviser or its affiliates may serve as investment adviser to the underlying funds. The interests of the fund on the one hand, and those of an underlying fund on the other, will not always be the same. Therefore, conflicts may arise as the investment adviser fulfills its fiduciary duty to the fund and the underlying funds. In addition, the investment adviser recommends asset allocations among these underlying funds, each of which pays advisory fees at different rates to the investment adviser or its affiliates. These situations are considered by the fund's board when it reviews the asset allocations for the fund.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Large cap stock risk. To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Short sale risk. The fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk. Investing the proceeds of short sales in additional long positions held by the fund is a form of leverage. The use of leverage may magnify the fund's investment gains and losses.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares for the fund's first full calendar year of operations. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Standard & Poor's® 500 Composite Stock Price Index (S&P 500), a widely recognized unmanaged index of stock performance.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q4, 2011: 9.48% Worst Quarter Q3, 2011: -17.62%
The year-to-date total return of the fund's Class M shares as of 9/30/12 was 13.98%.

Average Annual Total Returns as of 12/31/11
Share Class	1 Year	Since Inception (7/30/10)
Class M returns before taxes	-4.27%	6.57%
Class M returns after taxes on distributions	-4.31%	6.49%
Class M returns after taxes on distributions and sale of fund shares	-2.72%	5.59%
Investor returns before taxes	-3.86%	6.82%
S&P 500 reflects no deduction for fees, expenses or taxes	2.09%	12.13%
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. The Dreyfus Corporation has engaged its affiliate, Walter Scott, to serve as the fund's sub-investment adviser responsible for the portion of the fund's assets allocated to the U.S. Large Cap Equity Strategy. Bernard Schoenfeld is the fund's primary portfolio manager responsible for investment allocation decisions, a position he has held since September 2011; he is a senior investment strategist and vice president of BNY Mellon Wealth Management and also is an employee of The Dreyfus Corporation.

Irene D. O'Neill is the primary portfolio manager responsible for the Focused Equity Strategy and the Large Cap Growth Strategy, a position she has held since the fund's inception, and the Large Cap Dividend Strategy, a position she has held since March 2012; she is a managing director and senior portfolio manager of The Bank of New York Mellon and also is an employee of The Dreyfus Corporation.

Investment decisions for the U.S. Large Cap Equity Strategy have been made since the fund's inception by Walter Scott's Investment Management Group (IMG) based on proposals from the U.S. investment team. The IMG, which oversees the U.S. investment team, governs investment policy at Walter Scott and is comprised of all of the firm's investment directors and senior investment managers. The members of the IMG with the most significant responsibility for the day-to-day management of the portion of the fund's assets allocated to the U.S. Large Cap Equity Strategy are Jane Henderson, the managing director of Walter Scott, Roy Leckie, a director of Walter Scott and co-leader of the IMG,

Charlie Macquaker, a director of Walter Scott and co-leader of the IMG, and Rodger Nisbet, the deputy chairman of Walter Scott.

Brian C. Ferguson is the primary portfolio manager responsible for the Dynamic Large Cap Value Strategy, a position he has held since the fund's inception; Mr. Ferguson is a senior vice president and director of U.S. Large Capitalization Equities strategies of The Boston Company Asset Management, LLC (TBCAM), an affiliate of The Dreyfus Corporation, and also is an employee of The Dreyfus Corporation.

Investment decisions for the U.S. Large Cap Growth Strategy have been made since the fund's inception by members of the Core Research Team of TBCAM, each of whom also is an employee of The Dreyfus Corporation. The team members primarily responsible for the day-to-day management of the portion of the fund's assets allocated to the U.S. Large Cap Growth Strategy are Elizabeth Slover, a managing director and the director of core research at TBCAM, David Sealy, an analyst on the Core Research Team of TBCAM, and Barry Mills, an analyst on the Core Research Team of TBCAM.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Investment Objective

The fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees*	0.70%	0.70%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.11%	0.11%
Other expenses of the fund	0.06%	0.05%
Acquired fund fees and expenses**	0.22%	0.22%
Total annual fund operating expenses	1.09%	1.33%

* The fund has agreed to pay an investment advisory fee at the annual rate of 0.70% applied to that portion of its average daily net assets allocated to direct investments in securities, and at the annual rate of 0.15% applied to that portion of its average daily net assets allocated to any underlying funds.

** "Acquired fund fees and expenses" are incurred indirectly by the fund as a result of its investment in investment companies. These fees and expenses are not included in the Financial Highlights tables; accordingly, total annual fund operating expenses do not correlate to the ratio of expenses to average net assets in the Financial Highlights tables.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$111	$347	$601	$1,329
Investor	$135	$421	$729	$1,601

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 32.62% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large cap companies. The fund currently considers large cap companies to be those companies with total market capitalizations of $5 billion or more at the time of purchase. The fund normally allocates its assets among multiple investment strategies employed by the fund's investment adviser or its affiliates that invest primarily in equity securities issued by large cap companies. The fund is designed to provide exposure to various large cap equity portfolio managers and investment strategies and styles and uses tax-sensitive strategies to reduce the impact of federal and state income taxes on the fund's after tax returns. The fund invests directly in securities or in other mutual funds advised by the fund's investment adviser or its affiliates, referred to as underlying funds, which in turn may invest directly in securities as described below.

The investment adviser determines the investment strategies, including whether to implement such strategy by investing directly in securities or through an underlying fund, and sets the target allocations. The investment adviser has the discretion to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund, and the target allocations and ranges when the investment adviser deems it appropriate. The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the date of this prospectus were as follows:

Investment Strategy	Target	Range
Large Cap Core Strategy	20%	20% to 50%
Large Cap Tax-Sensitive Strategy	25%	20% to 60%
Focused Equity Strategy	20%	0% to 30%
U.S. Large Cap Equity Strategy	23%	0% to 30%
U.S. Core Equity 130/30 Strategy	7%	0% to 30%
Dynamic Large Cap Value Strategy	0%	0% to 30%
Large Cap Growth Strategy	0%	0% to 30%
U.S. Large Cap Growth Strategy	5%	0% to 30%
Income Stock Strategy	0%	0% to 30%
Appreciation Strategy	0%	0% to 30%
Large Cap Dividend Strategy	0%	0% to 30%

The fund's investment adviser monitors the portfolio trading activity within the investment strategies to promote tax efficiency and avoid wash sale transactions, and executes all purchases and sales of portfolio securities of the fund. The fund will seek to reduce the impact of federal and state income taxes on the fund's after-tax returns by using certain tax-sensitive strategies, which include for the fund as a whole generally selling first the highest cost securities to reduce the amount of any capital gain and preferring the sale of securities producing long-term capital gains to those producing short-term capital gains. Although the fund uses certain tax-sensitive strategies, the fund does not have any limitations regarding portfolio turnover and the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

The portion of the fund's assets allocated to the Large Cap Core Strategy normally is invested primarily in equity securities of large, established companies that the portfolio manager believes have proven track records and the potential for superior relative earnings growth. The investment process for the Large Cap Core Strategy combines a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors with bottom-up, fundamental research to identify companies that the portfolio manager believes offer one or more of the following characteristics, among others: earnings power unrecognized by the market; sustainable revenue and cash flow growth; positive operational and/or financial catalysts; attractive relative value versus history and peers; and strong or improving financial condition.

The portion of the fund's assets allocated to the Large Cap Tax-Sensitive Strategy normally is invested primarily in equity securities of large cap companies included in the Standard & Poor's® 500 Composite Stock Price Index (S&P 500 Index). In selecting securities for the Large Cap Tax-Sensitive Strategy, the portfolio manager uses an optimization program to establish portfolio characteristics and risk factors that the portfolio manager determines are within an acceptable range of the S&P 500 Index. The Large Cap Tax-Sensitive Strategy does not seek to add value through active security selection, nor does it target index replication. The portfolio manager seeks to actively and opportunistically realize capital gains and/or losses within this strategy as determined to be appropriate to improve the tax-sensitivity of the portfolio's investment performance. The Large Cap Tax-Sensitive Strategy may realize losses to offset gains incurred as a result of more closely aligning the portfolio with the characteristics of the S&P 500 Index, or to allow more flexibility for offsetting gains incurred through subsequent rebalancing of the portfolio. In addition, the portfolio manager monitors trading activity for the fund as a whole to avoid wash sale transactions (i.e., selling a security at a loss, and within 30 days before or after the sale acquiring the same security, causing the loss to be disallowed and the security's basis adjusted), and may seek to offset any realized capital gains of the fund's other investment strategies.

The portion of the fund's assets allocated to the Focused Equity Strategy normally is invested in approximately 25-30 companies that are considered by the portfolio manager to be positioned for long-term earnings growth. The investment process for the Focused Equity Strategy combines a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors with a bottom-up, fundamental approach to analyze individual companies.

Walter Scott & Partners Limited (Walter Scott), an affiliate of the fund's investment adviser, is the fund's sub-investment adviser responsible for the portion of the fund's assets allocated to the U.S. Large Cap Equity Strategy. Through extensive fundamental research, Walter Scott seeks investment opportunities in companies with the financial, operational and strategic strengths to underpin the potential for sustainable growth.

The portion of the fund's assets allocated to the U.S. Core Equity 130/30 Strategy is invested in BNY Mellon U.S. Core Equity 130/30 Fund, a mutual fund advised by the fund's investment adviser. The underlying fund takes both long and short positions in stocks chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Normally, up to 130% of the underlying fund's assets will be in long positions in stocks, and approximately 30% of the underlying fund's assets will be in short positions.

The portion of the fund's assets allocated to the Dynamic Large Cap Value Strategy normally is invested primarily in equity securities of companies of any market capitalization, although the strategy focuses on large cap companies. The portfolio manager focuses on individual stock selection (a "bottom-up" approach), emphasizing three key factors: value, sound business fundamentals, and positive business momentum.

The portion of the fund's assets allocated to the Large Cap Growth Strategy normally is invested primarily in equity securities of large cap companies that are considered by the portfolio manager to be growth companies. Fundamental financial analysis is used to identify companies that the portfolio manager believes offer one or more of the following characteristics, among others: expected earnings growth rate exceeds market and industry trends; potential for positive earnings surprise relative to market expectations; positive operational or financial catalysts; attractive valuation based on growth prospects; and strong financial condition.

The portion of the fund's assets allocated to the U.S. Large Cap Growth Strategy normally is invested primarily in equity securities of companies of any market capitalization, although the strategy focuses on large cap U.S. companies. This portion of the fund's portfolio is structured so that its sector weightings generally are similar to those of the Russell 1000® Growth Index. The portion of the fund's assets allocated to the U.S. Large Cap Growth Strategy also may be invested in Dreyfus Research Growth Fund, Inc., a mutual fund advised by The Dreyfus Corporation and managed by the same portfolio managers responsible for the fund's U.S. Large Cap Growth Strategy using substantially similar investment strategies as those used in managing this portion of the fund's assets.

The portion of the fund's assets allocated to the Income Stock Strategy is invested in BNY Mellon Income Stock Fund, a mutual fund advised by the fund's investment adviser.  The underlying fund seeks to focus on dividend-paying stocks and other investments and investment techniques that provide income. The underlying fund's portfolio manager chooses stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The underlying fund emphasizes those stocks with value characteristics, although it may also purchase growth stocks.

The portion of the fund's assets allocated to the Appreciation Strategy is invested in Dreyfus Appreciation Fund, Inc., a mutual fund advised by The Dreyfus Corporation and sub-advised by Fayez Sarofim & Co.  The underlying fund focuses on "blue chip" companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies.  The underlying fund employs a "buy-and-hold" investment strategy.

The portion of the fund's assets allocated to the Large Cap Dividend Strategy normally is invested primarily in equity securities, focusing on dividend-paying stocks and other investments and investment techniques that provide income. The portfolio manager chooses securities through a disciplined investment process that combines fundamental analysis and risk management. The Large Cap Dividend Strategy emphasizes those securities with above market average yield, although the portfolio manager may purchase those securities with low or no dividend.  This portion of the fund's assets may be invested in the stocks of companies of any size, although the strategy focuses on large cap companies.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Strategy allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the investment adviser to allocate effectively the fund's assets among multiple investment strategies. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal or that an investment strategy will achieve its particular investment objective.

• Conflicts of interest risk. The fund's investment adviser will have the authority to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund. The fund's investment adviser or its affiliates may serve as investment adviser to the underlying funds. The interests of the fund on the one hand, and those of an underlying fund on the other, will not always be the same. Therefore, conflicts may arise as the investment adviser fulfills its fiduciary duty to the fund and the underlying funds. In addition, the investment adviser recommends asset allocations among these underlying funds, each of which pays advisory fees at different rates to the investment adviser or its affiliates. These situations are considered by the fund's board when it reviews the asset allocations for the fund.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Large cap stock risk. To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Short sale risk. The fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk. Investing the proceeds of short sales in additional long positions held by the fund is a form of leverage. The use of leverage may magnify the fund's investment gains and losses.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares for the fund's first full calendar year of operations. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Standard & Poor's® 500 Composite Stock Price Index (S&P 500), a widely recognized unmanaged index of stock performance.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q4, 2011: 9.87% Worst Quarter Q3, 2011: -16.57%
The year-to-date total return of the fund's Class M shares as of 9/30/12 was 14.93%.

Average Annual Total Returns as of 12/31/11
Share Class	1 Year	Since Inception (7/30/10)
Class M returns before taxes	-2.92%	8.47%
Class M returns after taxes on distributions	-2.99%	8.35%
Class M returns after taxes on distributions and sale of fund shares	-1.81%	7.21%
Investor returns before taxes	-3.83%	7.64%
S&P 500 reflects no deduction for fees, expenses or taxes	2.09%	12.13%
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. The Dreyfus Corporation has engaged its affiliate, Walter Scott, to serve as the fund's sub-investment adviser responsible for the portion of the fund's assets allocated to the U.S. Large Cap Equity Strategy. Bernard Schoenfeld is the fund's primary portfolio manager responsible for investment allocation decisions, a position he has held since September 2011; he is a senior investment strategist and vice president of BNY Mellon Wealth Management and also is an employee of The Dreyfus Corporation.

Irene D. O'Neill is the primary portfolio manager responsible for the Large Cap Core Strategy, the Focused Equity Strategy and the Large Cap Growth Strategy, positions she has held since the fund's inception, and the Large Cap Dividend Strategy, a position she has held since March 2012; she is a managing director and senior portfolio manager of The Bank of New York Mellon and also is an employee of The Dreyfus Corporation.

Thomas Murphy is the primary portfolio manager responsible for the Large Cap Tax-Sensitive Strategy, a position he has held since the fund's inception; he is director, tax-managed equity, at The Bank of New York Mellon and also is an employee of The Dreyfus Corporation.

Investment decisions for the U.S. Large Cap Equity Strategy have been made since the fund's inception by Walter Scott's Investment Management Group (IMG) based on proposals from the U.S. investment team. The IMG, which oversees the U.S. investment team, governs investment policy at Walter Scott and is comprised of all of the firm's investment directors and senior investment managers. The members of the IMG with the most significant responsibility for the day-to-day management of the portion of the fund's assets allocated to the U.S. Large Cap Equity Strategy are Jane Henderson, the managing director of Walter Scott, Roy Leckie, a director of Walter Scott and co-leader of the IMG, Charlie Macquaker, a director of Walter Scott and co-leader of the IMG, and Rodger Nisbet, the deputy chairman of Walter Scott.

Brian C. Ferguson is the primary portfolio manager responsible for the Dynamic Large Cap Value Strategy, a position he has held since the fund's inception; Mr. Ferguson is a senior vice president and director of U.S. Large Capitalization Equities strategies of The Boston Company Asset Management, LLC (TBCAM), an affiliate of The Dreyfus Corporation, and also is an employee of The Dreyfus Corporation.

Investment decisions for the U.S. Large Cap Growth Strategy have been made since the fund's inception by members of the Core Research Team of TBCAM, each of whom also is an employee of The Dreyfus Corporation. The team members primarily responsible for managing the portion of the fund's assets allocated to the U.S. Large Cap Growth Strategy are Elizabeth Slover, a managing director and the director of core research at TBCAM, David Sealy, an analyst on the core research team at TBCAM, and Barry Mills, an analyst on the Core Research Team of TBCAM.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Income Stock Fund
Investment Objective

The fund seeks total return (consisting of capital appreciation and income).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.65%	0.65%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.05%	0.04%
Total annual fund operating expenses	0.82%	1.06%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$84	$262	$455	$1,014
Investor	$108	$337	$585	$1,294

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 35.60% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The fund seeks to focus on dividend-paying stocks and other investments and investment techniques that provide income. The investment adviser chooses stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The fund will emphasize those stocks with value characteristics, although it may also purchase growth stocks. The fund's investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Dow Jones U.S. Select Dividend IndexSM (Dow Jones Index), but allocations may differ from those of the Dow Jones Index.  The fund also may invest up to 10% of its assets in convertible securities and up to 10% of its assets in preferred stocks.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Convertible securities risk. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations. Convertible securities also offer the potential for capital appreciation through the conversion feature, although there can be no assurance of capital appreciation because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

• Preferred stock risk. Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.

• Liquidity risk. When there is little or no active trading market for a security, the fund may not be able to sell the security in a timely manner at its perceived value, which could cause the fund's share price to fall.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Dow Jones Index, which is comprised of 100 of the highest dividend-yielding securities in the Dow Jones U.S. IndexSM, a broad-based index that is representative of the total U.S. equity market, and the Russell 1000® Value Index, a widely recognized unmanaged index of large capitalization value stock performance.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q2, 2009: 17.95% Worst Quarter Q4, 2008: -19.85%
The year-to-date total return of the fundâ€²s Class M shares as of 9/30/12 was 12.58%.

Average Annual Total Returns as of 12/31/11
Share Class	1 Year	5 Years	10 Years
Class M returns before taxes	3.61%	-0.70%	3.13%
Class M returns after taxes on distributions	3.18%	-1.90%	2.02%
Class M returns after taxes on distributions and sale of fund shares	2.91%	-0.68%	2.58%
Investor returns before taxes	3.23%	-0.95%	2.87%
Dow Jones Index reflects no deduction for fees, expenses or taxes	12.42%	-0.66%	N/A*
Russell 1000 Value Index reflects no deduction for fees, expenses or taxes	0.39%	-2.64%	3.89%

* The Dow Jones Index was first calculated on 11/3/03. Accordingly, the fund will continue to report the performance of the Russell 1000 Value Index until the Dow Jones Index has been calculated for a 10-year period. For the period 11/3/03 through 12/31/11, the average annual total return of the Dow Jones Index was 5.90%.

Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. John C. Bailer is the fund's primary portfolio manager, a position he has held since December 2011. Mr. Bailer is a chartered financial analyst, managing director and associate portfolio manager of the U.S. Large Cap Value Strategy of The Boston Company Asset Management, LLC (TBCAM), an affiliate of The Dreyfus Corporation. Mr. Bailer also is an employee of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Mid Cap Multi-Strategy Fund
Investment Objective

The fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.75%	0.75%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.03%	0.03%
Total annual fund operating expenses	0.90%	1.15%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$92	$287	$498	$1,108
Investor	$117	$365	$633	$1,398

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 156.98% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of mid cap companies. The fund currently considers mid cap companies to be those companies with market capitalizations, at the time of purchase, that are within the market capitalization range of companies comprising the Russell Midcap® Index as of the index's most recent reconstitution date, which was May 31, 2012. As of that date, the market capitalization range of companies comprising the Russell Midcap Index was between approximately $1.4 billion and $17.4 billion, and the weighted average and median market capitalizations of the Russell Midcap Index were approximately $8.1 billion and $4.1 billion, respectively. The fund normally allocates its assets among multiple investment strategies employed by the fund's investment adviser and an unaffiliated sub-investment adviser that invest primarily in equity securities issued by mid cap companies. The fund is designed to provide exposure to various mid cap equity portfolio managers and investment strategies and styles. The fund may invest up to 15% of its assets in the equity securities of foreign issuers, including those in emerging market countries.

The investment adviser determines the investment strategies and sets the target allocations. The investment adviser has the discretion to change the investment strategies, including whether to implement a strategy employed by the fund's investment adviser or an unaffiliated sub-investment adviser, and the target allocations and ranges when the investment adviser deems it appropriate. The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the date of this prospectus were as follows:

Investment Strategy	Target	Range
Mid Cap Tax-Sensitive Core Strategy	45%	0% to 60%
Opportunistic Mid Cap Value Strategy	20%	0% to 35%
Mid Cap Growth Strategy	15%	0% to 35%
Robeco Mid Cap Value Strategy	20%	0% to 35%

The Mid Cap Tax-Sensitive Core Strategy is employed by the fund's investment adviser, the Opportunistic Mid Cap Value Strategy and the Mid Cap Growth Strategy are employed by the fund's investment adviser using a proprietary investment process of The Boston Company Asset Management, LLC (TBCAM), an affiliate of the fund's investment adviser, and the Robeco Mid Cap Value Strategy is employed by an unaffiliated sub-investment adviser, namely, Robeco Investment Management, Inc. (Robeco).

The portion of the fund's assets allocated to the Mid Cap Tax-Sensitive Core Strategy normally is invested primarily in equity securities of mid cap companies included in the Russell Midcap Index. In selecting securities for the Mid Cap Tax-Sensitive Core Strategy, the portfolio manager uses an optimization program to establish portfolio characteristics and risk factors that the portfolio manager determines are within an acceptable range of the Russell Midcap Index. The Mid Cap Tax-Sensitive Core Strategy does not seek to add value through active security selection, nor does it target index replication. The portfolio manager seeks to actively and opportunistically realize capital gains and/or losses within this strategy as determined to be appropriate to improve the tax-sensitivity of the portfolio's investment performance. The Mid Cap Tax-Sensitive Core Strategy may realize losses to offset gains incurred as a result of more closely aligning the portfolio with the characteristics of the Russell Midcap Index, or to allow more flexibility for offsetting gains incurred through subsequent rebalancing of the portfolio. In addition, the Mid Cap Tax-Sensitive Core Strategy may realize capital losses to offset any realized capital gains of the fund's other investment strategies.

The portion of the fund's assets allocated to the Opportunistic Mid Cap Value Strategy normally is invested primarily in equity securities of mid cap value companies. In constructing this portion of the fund's portfolio, the portfolio managers use an opportunistic value approach to identify stocks whose current market prices trade at a large discount to their intrinsic value, as calculated by the portfolio managers. The opportunistic value style attempts to benefit from valuation inefficiencies and underappreciated fundamental prospects present in the marketplace. For this portion of its portfolio, the fund generally seeks exposure to stocks and sectors that the portfolio managers perceive to be attractive from a valuation and fundamental standpoint.

The portion of the fund's assets allocated to the Mid Cap Growth Strategy normally is invested primarily in equity securities of mid cap companies with favorable growth prospects. In constructing this portion of the fund's portfolio, the portfolio managers use a "growth style" of investing, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time. The portfolio managers use a consistent, bottom-up approach which emphasizes individual stock selection. The portion of the fund's assets allocated to the Mid Cap Growth Strategy does not have any limitations regarding portfolio turnover, and may have portfolio turnover rates significantly in excess of 100%.

Robeco is the fund's sub-investment adviser responsible for the portion of the fund's assets allocated to the Robeco Mid Cap Value Strategy. The portion of the fund's assets allocated to the Robeco Mid Cap Value Strategy normally is invested in a diversified portfolio of mid cap stocks identified by Robeco as having value characteristics. Robeco employs a fundamental bottom-up, disciplined value investment process. Valuation, fundamentals and momentum are analyzed using a bottom-up blend of qualitative and quantitative inputs.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Strategy allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the investment adviser to allocate effectively the fund's assets among multiple investment strategies. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal or that an investment strategy will achieve its particular investment objective.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Midsize company risk. Midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Foreign investment risk. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. Securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more developed economies.

• Liquidity risk. When there is little or no active trading market for a security, the fund may not be able to sell the security in a timely manner at its perceived value, which could cause the fund's share price to fall. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

• Short-term trading risk. At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Russell Midcap® Index and the Standard & Poor’s® MidCap 400 Index (S&P MidCap 400), each an unmanaged index designed to measure the performance of the mid cap segment of the U.S. stock market. The fund changed its primary benchmark, effective as of August 20, 2012, to the Russell Midcap Index, from the S&P MidCap 400, because the Russell Midcap Index is more reflective of the manner in which the fund's assets may be allocated, based on changes to the fund's investment strategy which took effect as of the same date. The table also compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Russell Midcap Value Index and the Russell Midcap Growth Index to show how the fund's performance compares with the returns of indices of securities similar to those in which the fund invests. These indices also are unmanaged indices that are designed to measure the performance of the mid cap segment of the U.S. stock market.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses. The fund changed its investment strategy on August 20, 2012. Prior to that date, the fund generally had a single primary portfolio manager and investment strategy -- selecting stocks of mid cap domestic companies through a disciplined investment process that combined computer modeling techniques, fundamental analysis and risk management. Different investment strategies may lead to different performance results. The fund's performance for periods prior to August 20, 2012 reflects the fund's investment strategy in effect prior to that date.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q3, 2009: 17.89% Worst Quarter Q4, 2008: -24.86%
The year-to-date total return of the fund's Class M shares as of 9/30/12 was 9.92%.

Average Annual Total Returns as of 12/31/11
Share Class	1 Year	5 Years	10 Years
Class M returns before taxes	-8.85%	1.14%	5.43%
Class M returns after taxes on distributions	-9.31%	0.42%	4.47%
Class M returns after taxes on distributions and sale of fund shares	-5.14%	0.96%	4.64%
Investor returns before taxes	-9.08%	0.89%	5.15%
Russell Midcap Index reflects no deduction for fees, expenses or taxes	-1.55%	1.41%	6.99%
Russell Midcap Value Index reflects no deduction for fees, expenses or taxes	-1.38%	0.04%	7.67%
Russell Midcap Growth Index reflects no deduction for fees, expenses or taxes	-1.65%	2.44%	5.29%
S&P MidCap 400 reflects no deduction for fees, expenses or taxes	-1.73%	3.32%	7.04%
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. The Dreyfus Corporation has engaged Robeco to serve as the fund's sub-investment adviser responsible for the portion of the fund's assets allocated to the Robeco Mid Cap Value Strategy. Bernard Schoenfeld is the fund's primary portfolio manager responsible for investment allocation decisions, a position he has held since August 2012; he is a senior investment strategist and vice president of BNY Mellon Wealth Management and also is an employee of The Dreyfus Corporation.

Thomas Murphy is the primary portfolio manager responsible for the Mid Cap Tax-Sensitive Core Strategy, a position he has held since August 2012; he is director, tax-managed equity, of The Bank of New York Mellon and also is an employee of The Dreyfus Corporation.

Investment decisions for the Opportunistic Mid Cap Value Strategy have been made since August 2012 by a team of portfolio managers employed by The Dreyfus Corporation and TBCAM. The team consists of David Daglio, the lead portfolio manager, James Boyd, Dale Dutile and Creighton Kang. Mr. Daglio is a senior managing director and portfolio manager at TBCAM. Messrs. Boyd, Dutile and Kang are each equity research analysts and portfolio managers at TBCAM. Messrs. Daglio, Boyd, Dutile and Kang also are employees of The Dreyfus Corporation.

Investment decisions for the Mid Cap Growth Strategy have been made since August 2012 by B. Randall Watts, Jr., CFA, and Robert C. Zeuthen, CFA. Mr. Watts is a senior managing director and portfolio manager at TBCAM. Mr. Zeuthen is a director and equity research analyst at TBCAM. Messrs. Watts and Zeuthen also are employees of The Dreyfus Corporation.

Investment decisions for the Robeco Mid Cap Value Strategy have been made since August 2012 by Joseph F. Feeney, Jr., CFA, and Steven L. Pollack, CFA. Mr. Feeney is Co-Chief Executive Officer and Chief Investment Officer of Robeco. Mr. Pollack is a senior portfolio manager at Robeco.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Small Cap Multi-Strategy Fund
Investment Objective

The fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.85%	0.85%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.07%	0.07%
Total annual fund operating expenses	1.04%	1.29%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$106	$331	$574	$1,271
Investor	$131	$409	$708	$1,556

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 148.75% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small cap companies. The fund currently considers small cap companies to be those companies with market capitalizations, at the time of purchase, that are equal to or less than the market capitalization of the largest company included in the Russell 2000® Index as of the index's most recent reconstitution date, which was May 31, 2012. As of that date, the market capitalization range of companies comprising the Russell 2000 Index was between approximately $101 million and $2.6 billion, and the weighted average and median market capitalizations of the Russell 2000 Index were approximately $1.1 billion and $460 million, respectively. In addition, the fund may invest up to 20% of its net assets in companies with market capitalizations, at the time of purchase, that are above the market capitalization of the largest company included in the Russell 2000 Index. The fund normally allocates its assets among multiple investment strategies employed by the fund's investment adviser that invest primarily in equity securities issued by small cap companies. The fund is designed to provide exposure to various small cap equity portfolio managers and investment strategies and styles. The fund may invest up to 15% of its assets in the equity securities of foreign issuers, including up to 10% of its assets in the equity securities of issuers located in emerging market countries.

The investment adviser determines the investment strategies and sets the target allocations. The investment adviser has the discretion to change the investment strategies and the target allocations and ranges when the investment adviser deems it appropriate. The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the date of this prospectus were as follows:

Investment Strategy	Target	Range
Opportunistic Small Cap Strategy	40%	0% to 50%
Small Cap Value Strategy	30%	0% to 40%
Small Cap Growth Strategy	30%	0% to 40%

The portion of the fund's assets allocated to the Opportunistic Small Cap Strategy normally is invested primarily in equity securities of small cap companies. In constructing this portion of the fund's portfolio, the portfolio managers use a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation catalyst. The portfolio managers responsible for the Opportunistic Small Cap Strategy select securities that are believed to have attractive reward to risk opportunities and may actively adjust this portion of the fund's portfolio to reflect new developments.

The portion of the fund's assets allocated to the Small Cap Value Strategy normally is invested primarily in equity securities of small cap value companies. In constructing this portion of the fund's portfolio, the portfolio managers employ a value-based investment style, which means that they seek to identify those companies with stocks trading at prices below what are believed to be their intrinsic value. The portfolio managers responsible for the Small Cap Value Strategy focus primarily on individual stock selection instead of trying to predict which industries or sectors will perform best. The stock selection process is designed to produce a diversified portfolio of companies that the portfolio managers believe are undervalued relative to expected business growth, with the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a near-term or mid-term price increase.

The portion of the fund's assets allocated to the Small Cap Growth Strategy normally is invested primarily in equity securities of small cap companies with favorable growth prospects. In constructing this portion of the fund's portfolio, the portfolio managers employ a growth-oriented investment style, which means the portfolio managers seek to identify those small cap companies which are experiencing or are expected to experience rapid earnings or revenue growth. The portfolio managers responsible for the Small Cap Growth Strategy look for high quality companies, especially those with products or services that are believed to be leaders in their market niches. The portfolio managers focus on individual stock selection instead of trying to predict which industries or sectors will perform best. The portion of the fund's assets allocated to the Small Cap Growth Strategy does not have any limitations regarding portfolio turnover, and may have portfolio turnover rates significantly in excess of 100%.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Strategy allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the investment adviser to allocate effectively the fund's assets among multiple investment strategies. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal or that an investment strategy will achieve its particular investment objective.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Foreign investment risk. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. Securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more developed economies.

• Liquidity risk. When there is little or no active trading market for a security, the fund may not be able to sell the security in a timely manner at its perceived value, which could cause the fund's share price to fall. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

• Short-term trading risk. At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Russell 2000® Index and the Standard & Poor’s® SmallCap 600 Index (S&P SmallCap 600), each an unmanaged index designed to measure the performance of the small cap segment of the U.S. stock market. The fund changed its primary benchmark, effective as of August 20, 2012, to the Russell 2000 Index, from the S&P SmallCap 600, because the Russell 2000 Index is more reflective of the manner in which the fund's assets may be allocated, based on changes to the fund's investment strategy which took effect as of the same date. The table also compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Russell 2000 Value Index and the Russell 2000 Growth Index to show how the fund's performance compares with the returns of indices of securities similar to those in which the fund invests. These indices also are unmanaged indices that are designed to measure the performance of the small cap segment of the U.S. stock market.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses. The fund changed its investment strategy on August 20, 2012. Prior to that date, the fund generally had a single primary portfolio manager and investment strategy -- selecting stocks of small-capitalization domestic companies through a disciplined investment process that combined computer modeling techniques, fundamental analysis and risk management. Different investment strategies may lead to different performance results. The fund's performance for periods prior to August 20, 2012 reflects the fund's investment strategy in effect prior to that date.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q2, 2003: 17.51% Worst Quarter Q3, 2011: -25.26%
The year-to-date total return of the fund's Class M shares as of 9/30/12 was 13.76%.

Average Annual Total Returns as of 12/31/11
Share Class	1 Year	5 Years	10 Years
Class M returns before taxes	-9.24%	-1.86%	3.56%
Class M returns after taxes on distributions	-10.06%	-2.76%	2.59%
Class M returns after taxes on distributions and sale of fund shares	-5.96%	-1.83%	2.97%
Investor returns before taxes	-9.45%	-2.00%	3.36%
Russell 2000 Index reflects no deduction for fees, expenses or taxes	-4.18%	0.15%	5.62%
Russell 2000 Value Index reflects no deduction for fees, expenses or taxes	-5.50%	-1.87%	6.40%
Russell 2000 Growth Index reflects no deduction for fees, expenses or taxes	-2.91%	2.09%	4.48%
S&P SmallCap 600 reflects no deduction for fees, expenses or taxes	1.02%	1.94%	7.09%
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. Bernard Schoenfeld is the fund's primary portfolio manager responsible for investment allocation decisions, a position he has held since August 2012; he is a senior investment strategist and vice president of BNY Mellon Wealth Management and also is an employee of The Dreyfus Corporation.

Investment decisions for the Opportunistic Small Cap Strategy have been made since August 2012 by a team of portfolio managers employed by The Dreyfus Corporation and The Boston Company Asset Management, LLC (TBCAM), an affiliate of The Dreyfus Corporation. The team consists of David Daglio, the lead portfolio manager, James Boyd, Dale Dutile and Creighton Kang. Mr. Daglio is a senior managing director and portfolio manager at TBCAM. Messrs. Boyd, Dutile and Kang are each equity research analysts and portfolio managers at TBCAM. Messrs. Daglio, Boyd, Dutile and Kang also are employees of The Dreyfus Corporation.

Investment decisions for the Small Cap Value Strategy have been made since August 2012 by Joseph M. Corrado, CFA, Stephanie K. Brandaleone, CFA, and Edward R. Walter, CFA. Mr. Corrado is a senior managing director and portfolio manager at TBCAM. Ms. Brandaleone is a director, portfolio manager and investment research analyst at TBCAM. Mr. Walter is a managing director, portfolio manager and investment research analyst at TBCAM. Messrs. Corrado and Walter and Ms. Brandaleone also are employees of The Dreyfus Corporation.

Investment decisions for the Small Cap Growth Strategy have been made since August 2012 by B. Randall Watts, Jr., CFA, and P. Hans Von Der Luft. Mr. Watts is a senior managing director and portfolio manager at TBCAM. Mr. Von Der Luft is a director and portfolio manager at TBCAM. Messrs. Watts and Von Der Luft also are employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon U.S. Core Equity 130/30 Fund
Investment Objective

The fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.80%	0.80%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Substitute dividend expense on securities sold short	0.55%	0.55%
Other expenses of the fund	0.32%	0.09%
Total annual fund operating expenses	1.79%	1.81%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$182	$563	$970	$2,105
Investor	$184	$569	$980	$2,127

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 128.54% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund focuses on growth and value stocks of large cap companies. The fund intends to take both long and short positions in stocks chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

Based on fundamental analysis, the portfolio managers generally select to buy "long" the most attractive of the higher computer model ranked securities. The portfolio managers generally select to sell "short" those stocks identified by the computer model and fundamental analysis as being likely to underperform. Short sales involve selling a security the fund typically does not own in anticipation that the security's price will decline by the time the fund repurchases the security or otherwise covers the sale. The fund intends to reinvest the proceeds from its short sales by taking additional long positions in stocks. This investment technique is known as "leverage," which increases risk and may magnify the fund's gains or losses. Normally, up to 130% of the fund's assets will be in long positions in stocks, and approximately 30% of the fund's assets will be in short positions.

The fund is structured so that its sector weightings and risk characteristics, such as growth, size, quality and yield, are generally similar to those of the Standard & Poor's® 500 Composite Stock Price Index (S&P 500).

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Short sale risk. The fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk. The fund may not always be able to close out a short position at a particular time or at an acceptable price. The fund may not always be able to borrow a security the fund seeks to sell short at a particular time or at an acceptable price. Thus, there is a risk that the fund may be unable to fully implement its investment strategy due to a lack of available stocks or for some other reason. It is possible that the market value of the securities the fund holds in long positions will decline at the same time that the market value of the securities the fund has sold short increases, thereby increasing the fund’s potential volatility. Investing the proceeds of short sales in additional long positions held by the fund is a form of leverage.

• Leverage risk. The use of leverage, such as engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts or forward currency contracts and engaging in forward commitment transactions, may magnify the fund's gains or losses. Short sales involve borrowing securities and then selling them; thus, the fund's short sales positions effectively leverage the fund's assets.

• Large cap stock risk. To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Short-term trading risk. At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the S&P 500, a widely recognized unmanaged index of stock performance.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q3, 2009: 18.42% Worst Quarter Q4, 2008: -20.95%
The year-to-date total return of the fund's Class M shares as of 9/30/12 was 18.45%.

Average Annual Total Returns as of 12/31/11
Share Class	1 Year	Since Inception (8/1/07)
Class M returns before taxes	-8.98%	-3.11%
Class M returns after taxes on distributions	-9.06%	-3.20%
Class M returns after taxes on distributions and sale of fund shares	-5.74%	-2.63%
Investor returns before taxes	-9.27%	-3.41%
S&P 500 reflects no deduction for fees, expenses or taxes	2.09%	-1.09%*

*For comparative purposes, the value of the Index on 7/31/07 is used as the beginning value on 8/1/07.

Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. Sean P. Fitzgibbon and Jeffrey D. McGrew are the fund's primary portfolio managers, positions they have held since the fund's inception. Mr. Fitzgibbon and Mr. McGrew are senior vice president and vice president, respectively, of The Boston Company Asset Management, LLC (TBCAM), an affiliate of The Dreyfus Corporation. Each is also a portfolio manager, research analyst and member of the U.S. Large Cap Core Equity Team of TBCAM. Messrs. Fitzgibbon and McGrew also are employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Focused Equity Opportunities Fund
Investment Objective

The fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.70%	0.70%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.05%	0.06%
Total annual fund operating expenses	0.87%	1.13%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$89	$278	$482	$1,073
Investor	$115	$359	$622	$1,375

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 59.71% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund invests, under normal circumstances, in approximately 25-30 companies that are considered by the investment adviser to be positioned for long-term earnings growth. The fund may invest in the stocks of companies of any size, although it focuses on large-cap companies (generally, those companies with market capitalizations of $5 billion or more at the time of purchase). The fund invests primarily in equity securities of U.S. issuers, but may invest up to 25% of its assets in the equity securities of foreign issuers, including those in emerging market countries.

The portfolio manager monitors sector and security weightings and regularly evaluates the fund's risk-adjusted returns to manage the risk profile of the fund's portfolio. The portfolio manager adjusts exposure limits as necessary.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Large cap stock risk. To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Foreign investment risk. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. Securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more developed economies.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Standard & Poor's 500® Composite Stock Price Index (S&P 500), a widely recognized unmanaged index of stock performance.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q4, 2010: 13.93% Worst Quarter Q3, 2011: -21.31%
The year-to-date total return of the fund's Class M shares as of 9/30/12 was 19.23%.

Average Annual Total Returns as of 12/31/11
Share Class	1 Year	Since Inception (9/30/09)
Class M returns before taxes	-9.59%	5.72%
Class M returns after taxes on distributions	-9.64%	5.66%
Class M returns after taxes on distributions and sale of fund shares	-6.16%	4.89%
Investor returns before taxes	-9.66%	5.51%
S&P 500 reflects no deduction for fees, expenses or taxes	2.09%	10.26%
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. Irene D. O'Neill is the fund's primary portfolio manager, a position she has held since the fund's inception. Ms. O'Neill is a managing director and senior portfolio manager of The Bank of New York Mellon. Ms. O'Neill also is an employee of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Small/Mid Cap Fund
Investment Objective

The fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.75%	0.75%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.05%	0.05%
Total annual fund operating expenses	0.92%	1.17%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$94	$293	$509	$1,131
Investor	$119	$372	$644	$1,420

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 149.30% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small cap and mid cap companies. The fund currently considers small cap and mid cap companies to be those companies with total market capitalizations of between $200 million and $7 billion at the time of investment. The fund invests primarily in equity securities of U.S. issuers, but may invest up to 15% of its assets in the equity securities of foreign issuers, including those in emerging market countries. The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines quantitative modeling techniques, fundamental analysis and risk management. The fund's investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Russell 2500TM Index.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Foreign investment risk. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. Securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more developed economies.

• Liquidity risk. When there is little or no active trading market for a security, the fund may not be able to sell the security in a timely manner at its perceived value, which could cause the fund's share price to fall. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

• Short-term trading risk. At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund’s Class M shares from year to year. The table compares the avearage annual total returns of the fund's Class M shares and Investor shares to those of the Russell 2500 Index, an unmanaged index designed to measure the performance of small cap to mid cap U.S. stocks.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses. The fund changed its investment strategy on August 20, 2012. Prior to that date, the investment adviser selected securities for the fund using proprietary computer models, along with fundamental analysis, to identify and rank stocks within industries or sectors, based on several characteristics, including value, growth and financial profile. Different investment strategies may lead to different performance results. The fund's performance for periods prior to August 20, 2012 reflects the fund's investment strategy in effect prior to that date.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q4, 2010: 18.37% Worst Quarter Q3, 2011: -24.85%
The year-to-date total return of the fund's Class M shares as of 9/30/12 was 8.31%.

Average Annual Total Returns as of 12/31/11
Share Class	1 Year	Since Inception (9/30/09)
Class M returns before taxes	-14.47%	10.44%
Class M returns after taxes on distributions	-14.81%	10.09%
Class M returns after taxes on distributions and sale of fund shares	-9.31%	8.81%
Investor returns before taxes	-14.65%	10.14%
Russell 2500 Index reflects no deduction for fees, expenses or taxes	-2.51%	12.29%
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. John Truschel, CFA is the fund's primary portfolio manager, a position he has held since August 2012. Mr. Truschel is an executive vice president and global head of investment strategy at The Boston Company Asset Management, LLC, an affiliate of The Dreyfus Corporation. Mr. Truschel also is an employee of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

• Short-term trading risk. At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

Fund Summary

BNY Mellon International Fund
Investment Objective

The fund seeks long-term capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.85%	0.85%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.07%	0.07%
Total annual fund operating expenses	1.04%	1.29%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$106	$331	$574	$1,271
Investor	$131	$409	$708	$1,556

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 44.62% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers.

The fund allocates its assets between a core investment style and a value investment style at the discretion of the investment adviser. The fund is not managed to a specific target allocation between these investment styles. However, under normal market conditions, at least 30% of the fund's assets will be invested in each of the core and value investment styles. Though not specifically limited, the fund ordinarily will invest the portion of its assets allocated to the core investment style in a broad range of (and in any case at least five different) countries, and will invest the portion of its assets allocated to the value investment style in at least ten foreign countries. The fund will limit its investments in any single company to no more than 5% of the fund's assets at the time of purchase.

The core investment style portfolio managers employ a bottom-up investment approach which emphasizes individual stock selection. The core investment style stock selection process is designed to produce a diversified portfolio that, relative to the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE®) Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

The fund's value investment style is research driven and risk averse. In selecting stocks, the value style portfolio manager emphasizes individual stock selection rather than economic and industry trends, and identifies potential investments through extensive quantitative and fundamental research.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Foreign investment risk. The fund's performance may be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Liquidity risk. When there is little or no active trading market for a security, the fund may not be able to sell the security in a timely manner at its perceived value, which could cause the fund's share price to fall. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the MSCI EAFE® Index, an unmanaged index designed to measure the performance of stocks issued by foreign companies in developed markets.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q2, 2009: 23.73% Worst Quarter Q3, 2011: -21.38%
The year-to-date total return of the fund's Class M shares as of 9/30/12 was 8.73%.

Average Annual Total Returns as of 12/31/11
Share Class	1 Year	5 Years	10 Years
Class M returns before taxes	-14.98%	-6.49%	3.97%
Class M returns after taxes on distributions	-15.19%	-7.17%	3.08%
Class M returns after taxes on distributions and sale of fund shares	-8.88%	-5.10%	3.66%
Investor returns before taxes	-15.19%	-6.72%	3.69%
MSCI EAFE® Index reflects no deduction for fees, expenses or taxes	-12.14%	-4.72%	4.67%
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. D. Kirk Henry and Sean P. Fitzgibbon and Mark A. Bogar are the fund's primary portfolio managers, positions they have held since September 2002 and January 2010, respectively. Mr. Henry is executive vice president and international equity portfolio manager of The Boston Company Asset Management, LLC (TBCAM), an affiliate of The Dreyfus Corporation. Mr. Fitzgibbon is a senior vice president, portfolio manager, research analyst and member of the U.S. Large Cap Core Equity Team of TBCAM. Mr. Bogar is a director, portfolio manager, research analyst and member of the Global Core Equity Team of TBCAM. Messrs. Henry, Fitzgibbon and Bogar also are employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Emerging Markets Fund
Investment Objective

The fund seeks long-term capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	1.15%	1.15%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.13%	0.13%
Total annual fund operating expenses	1.40%	1.65%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$143	$443	$766	$1,680
Investor	$168	$520	$897	$1,955

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 67.21% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. Emerging market countries generally include all countries represented by the Morgan Stanley Capital International (MSCI) Emerging Markets Index. The fund may invest in companies of any size.

The fund allocates its assets between a core investment style and a value investment style at the discretion of the investment adviser. The fund is not managed to a specific target allocation between these investment styles. However, under normal market conditions, at least 30% of the fund's assets will be invested in each of the core and value investment styles. Normally, the fund will invest the portion of its assets allocated to the core investment style in a broad range of (and in any case at least five different) emerging market countries, and will not invest more than 25% of its total assets allocated to the value investment style in the securities of companies in any one emerging market country.

The core investment style portfolio managers employ a bottom-up investment approach which emphasizes individual stock selection. The core investment style stock selection process is designed to produce a diversified portfolio that, relative to the MSCI Emerging Markets Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

The fund's value investment style is research driven and risk averse. In selecting stocks, the value style portfolio manager emphasizes individual stock selection rather than economic and industry trends, and identifies potential investments through extensive quantitative and fundamental research.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Foreign investment risk. The fund's performance may be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Emerging market risk. The securities of issuers located in emerging markets tend to be more volatile and less liquid than securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

• Liquidity risk. When there is little or no active trading market for a security, the fund may not be able to sell the security in a timely manner at its perceived value, which could cause the fund's share price to fall. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the MSCI Emerging Markets Index, an unmanaged index designed to measure the performance of stocks in emerging market countries in Europe, Latin America and the Pacific Basin open to non-local investors.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q2, 2009: 34.49% Worst Quarter Q4, 2008: -26.01%
The year-to-date total return of the fund's Class M shares as of 9/30/12 was 10.17%.

Average Annual Total Returns as of 12/31/11
Share Class	1 Year	5 Years	10 Years
Class M returns before taxes	-21.66%	1.30%	12.81%
Class M returns after taxes on distributions	-21.85%	-0.99%	10.48%
Class M returns after taxes on distributions and sale of fund shares	-13.02%	0.79%	11.04%
Investor returns before taxes	-21.90%	1.06%	12.56%
MSCI Emerging Markets Index reflects no deduction for fees, expenses or taxes	-18.42%	2.40%	13.86%
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. D. Kirk Henry and Sean P. Fitzgibbon and Jay Malikowski are the fund's primary portfolio managers, positions they have held since October 2000 and January 2010, respectively. Mr. Henry is executive vice president and international equity portfolio manager of The Boston Company Asset Management, LLC (TBCAM), an affiliate of The Dreyfus Corporation. Mr. Fitzgibbon is a senior vice president, portfolio manager, research analyst and member of the U.S. Large Cap Core Equity Team of TBCAM. Mr. Malikowski is a vice president, portfolio manager, research analyst and member of the Global Core Equity Team of TBCAM. Messrs. Henry, Fitzgibbon and Malikowski also are employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon International Appreciation Fund
Investment Objective

The fund seeks to provide long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.50%	0.50%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.21%	0.22%
Total annual fund operating expenses	0.83%	1.09%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$85	$265	$460	$1,025
Investor	$111	$347	$601	$1,329

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 1.49% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund invests primarily in equity securities of non-U.S. issuers. The fund invests primarily in Depositary Receipts (DRs) representing the local shares of non-U.S. companies, in particular, American Depositary Receipts (ADRs). DRs are securities that represent ownership interests in the publicly-traded securities of non-U.S. issuers. ADRs are priced in U.S. dollars and traded in the United States on national securities exchanges or in the over-the-counter market.

In selecting securities, the investment adviser screens the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE®) Index universe of approximately 1,000 issuers for the availability of issuers with a sponsored or unsponsored DR facility. The investment adviser then analyzes issuers with DR facilities using a proprietary mathematical algorithm to reflect the characteristics of the developed markets. As a result of this process, the fund is expected to hold ADRs representing 200-300 foreign issuers. The fund's country allocation is expected to be within 5% of that of the MSCI EAFE Index, and, under normal circumstances, the fund will invest in at least 10 different countries.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Foreign investment risk. The fund's performance may be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

• Depositary receipts risk. The fund pursues its objective by investing primarily in DRs representing securities of non-U.S. issuers, and generally will not invest in non-U.S. issuers that do not have sponsored or unsponsored DR programs even though such issuers may otherwise be an attractive investment for the fund. DRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert DRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related DR. The fund may invest in DRs through an unsponsored facility where the depositary issues the DRs without an agreement with the company that issues the underlying securities. Holders of unsponsored DRs generally bear all the costs of such facility, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the company that issues the underlying securities or to pass through voting rights to the holders of the DRs with respect to the underlying securities.

• Liquidity risk. When there is little or no active trading market for a security, the fund may not be able to sell the security in a timely manner at its perceived value, which could cause the fund's share price to fall. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. Before the fund commenced operations (as of the close of business on September 12, 2008), substantially all of the assets of another investment company advised by an affiliate of the fund's investment adviser, BNY Hamilton International Equity Fund (the â€³predecessor fundâ€³), a series of BNY Hamilton Funds, Inc., that, in all materials respects, had the same investment objective, strategies and policies as the fund, were transferred to the fund in a tax-free reorganization. The performance figures for the fund's Class M shares in the bar chart represent the performance of the predecessor fund's Institutional shares from year to year through September 12, 2008 and the performance of the fund's Class M shares thereafter. The average annual total returns for the fundâ€²s Class M shares and Investor shares in the table represent those of the predecessor fund's Institutional shares and Class A shares, respectively, through September 12, 2008 and the performance of the fund's Class M shares and Investor shares thereafter. These performance figures are compared to those of the MSCI EAFE® Index, an unmanaged index designed to measure the performance of stocks issued by foreign companies in developed markets. These returns do not reflect the predecessor fund's applicable sales loads for Class A shares, because the fund's shares are not subject to any sales loads. If the predecessor fund's sales loads were reflected, the returns of the fund's Investor shares would be lower.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M*
Best Quarter Q2, 2009: 25.00% Worst Quarter Q3, 2011: -21.21%
The year-to-date total return of the fundâ€²s Class M shares as of 9/30/12 was 9.59%.

Average Annual Total Returns as of 12/31/11
Share Class	1 Year	5 Years	10 Years
Class M* returns before taxes	-13.41%	-5.24%	2.91%
Class M* returns after taxes on distributions	-13.58%	-5.60%	2.52%
Class M* returns after taxes on distributions and sale of fund shares	-7.73%	-4.28%	2.46%
Investor** returns before taxes	-13.61%	-5.46%	2.65%
MSCI EAFE® Index reflects no deduction for fees, expenses or taxes	-12.14%	-4.72%	4.67%

*Reflects the performance of the predecessor fund's Institutional shares through September 12, 2008.

**Reflects the performance of the predecessor fund's Class A shares through September 12, 2008.

Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. Richard A. Brown, Thomas J. Durante and Karen Q. Wong are the fund's primary portfolio managers, positions they have held since July 2009. Each is a portfolio manager at Mellon Capital Management Corporation (Mellon Capital), an affiliate of The Dreyfus Corporation. Messrs. Brown and Durante and Ms. Wong also are employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon International Equity Income Fund
Investment Objective

The fund seeks total return (consisting of capital appreciation and income).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.85%	0.85%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.65%	0.88%
Total annual fund operating expenses	1.62%	2.10%
Fee waiver and/or expense reimbursement*	(0.42)%	(0.65)%
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.20%	1.45%

*The fund's investment adviser has contractually agreed, until December 31, 2013, to waive receipt of its fees and/or assume the expenses of the fund so that the total annual fund operating expenses of neither class (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.20%. On or after December 31, 2013, the fund's investment adviser may terminate this expense waiver at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense/waiver reimbursement by the fund's investment adviser. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$122	$470	$842	$1,887
Investor	$148	$595	$1,069	$2,380

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. For the period December 15, 2011 (commencement of operations) through August 31, 2012, the fund's portfolio turnover rate was 95.27% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund focuses on dividend-paying stocks of foreign companies, including those in emerging market countries. The fund normally invests substantially all of its assets in the equity securities of issuers located outside the United States and diversifies broadly among developed and emerging market countries. The fund may invest in the stocks of companies of any market capitalization.

The fund's portfolio managers select stocks through a disciplined investment process using proprietary quantitative computer models that analyze a diverse set of stock characteristics to identify and rank stocks based on earnings quality. Based on this analysis, the portfolio managers generally select from the higher ranked dividend-paying securities those stocks that they believe will continue to pay above-average dividends. The portfolio managers will seek to overweight higher dividend-paying stocks, while maintaining country and sector weights generally similar to those of the Morgan Stanley Capital International All Country World Index Ex-U.S., an unmanaged index that measures the equity market performance of developed and emerging market countries, excluding the United States.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Foreign investment risk. The fund's performance may be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Emerging market risk. The securities of issuers located in emerging markets tend to be more volatile and less liquid than securities of issuers located in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

• Liquidity risk. When there is little or no active trading market for a security, the fund may not be able to sell the security in a timely manner at its perceived value, which could cause the fund's share price to fall. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

Performance

Since the fund has less than one calendar year of performance, past performance information is not presented in the Prospectus Summary. Annual performance returns provide some indication of the risks of investing in the fund by showing changes in performance from year to year. Comparison of fund performance to an appropriate index indicates how the fund's average annual returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. Investment decisions for the fund are made by the Active Equity Team of Mellon Capital Management Corporation (Mellon Capital), an affiliate of The Dreyfus Corporation. The team members are Jocelin A. Reed, CFA, C. Wesley Boggs, Warren Chiang, CFA and Ronald Gala, CFA, each of whom has served as a primary portfolio manager of the fund since the fund's inception. Ms. Reed is a director and senior portfolio manager at Mellon Capital. Mr. Boggs is a vice president and senior portfolio manager at Mellon Capital. Mr. Chiang is a managing director of active equity strategies at Mellon Capital. Mr. Gala is a director and senior portfolio manager at Mellon Capital. Each member of the team also is an employee of The Dreyfus Corporation. There are no limitations on the role of a team member with respect to making investment decisions for the fund.

Purchase and Sales of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary

BNY Mellon Bond Fund
Investment Objective

The fund seeks total return (consisting of capital appreciation and current income).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.40%	0.40%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.03%	0.03%
Total annual fund operating expenses	0.55%	0.80%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$56	$176	$307	$689
Investor	$82	$255	$444	$990

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 76.43% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. The investment adviser actively manages bond market and maturity exposure and uses a disciplined process to select bonds and manage risk. The process includes computer modeling and scenario testing of possible changes in market conditions. The investment adviser will use other techniques in an attempt to manage market risk and duration.

The fund's investments in bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Investments in bonds may include mortgage-related securities. Generally, the average effective duration of the fund's portfolio will not exceed eight years. The fund may invest in individual bonds of any duration. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. There are no restrictions on the dollar-weighted average maturity of the fund's portfolio or on the maturities of the individual bonds the fund may purchase.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price. The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations.

• Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry, or factors that affect a particular company, such as management performance, financial leverage, and reduced demand for the company's products or services.

• Mortgage-related securities risk. Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. The fund is subject to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage-backed securities) the market prices for such securities are not guaranteed and will fluctuate. Declining interest rates may result in the prepayment of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield or cause the fund's share price to fall (prepayment risk). Rising interest rates may result in a drop in prepayments of the underlying mortgages, which would increase the fund's sensitivity to rising interest rates and its potential for price declines (extension risk).

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund's share price.

• Liquidity risk. When there is little or no active trading market for a security, the fund may not be able to sell the security in a timely manner at its perceived value, which could cause the fund's share price to fall.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Barclays U.S. Aggregate Bond Index, an unmanaged, market-weighted index designed to measure the performance of the U.S. investment grade fixed-rate bond market and is comprised of U.S. government, corporate, mortgage-backed and asset-backed securities.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q4, 2008: 4.63% Worst Quarter Q2, 2004: -2.28%
The year-to-date total return of the fund's Class M shares as of 9/30/12 was 5.60%.

Average Annual Total Returns as of 12/31/11
Share Class	1 Year	5 Years	10 Years
Class M returns before taxes	5.48%	6.17%	5.14%
Class M returns after taxes on distributions	4.18%	4.58%	3.44%
Class M returns after taxes on distributions and sale of fund shares	3.59%	4.35%	3.38%
Investor returns before taxes	5.30%	5.92%	4.87%
Barclays U.S. Aggregate Bond Index reflects no deduction for fees, expenses or taxes	7.84%	6.50%	5.78%
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. John F. Flahive is the fund's primary portfolio manager, a position he has held since August 2005. Mr. Flahive is senior vice president of The Bank of New York Mellon. Mr. Flahive also is an employee of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Intermediate Bond Fund
Investment Objective

The fund seeks total return (consisting of capital appreciation and current income).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.40%	0.40%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.03%	0.04%
Total annual fund operating expenses	0.55%	0.81%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$56	$176	$307	$689
Investor	$83	$259	$450	$1,002

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 39.00% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. The investment adviser actively manages bond market and maturity exposure and uses a disciplined process to select bonds and manage risk. The process includes computer modeling and scenario testing of possible changes in market conditions. The investment adviser will use other techniques in an attempt to manage market risk and duration.

The fund's investments in bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Investments in bonds may include mortgage-related securities. Generally, the fund's average effective portfolio maturity will be between 3 and 10 years and the average effective duration of the fund's portfolio will be between 2.5 and 5.5 years. The fund may invest in individual bonds of any maturity or duration. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund’s portfolio may be to changes in interest rates.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price. The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations.

• Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry, or factors that affect a particular company, such as management performance, financial leverage, and reduced demand for the company's products or services.

• Mortgage-related securities risk. Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. The fund is subject to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage-backed securities) the market prices for such securities are not guaranteed and will fluctuate. Declining interest rates may result in the prepayment of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield or cause the fund's share price to fall (prepayment risk). Rising interest rates may result in a drop in prepayments of the underlying mortgages, which would increase the fund's sensitivity to rising interest rates and its potential for price declines (extension risk).

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund's share price.

• Liquidity risk. When there is little or no active trading market for a security, the fund may not be able to sell the security in a timely manner at its perceived value, which could cause the fund's share price to fall.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Barclays Intermediate Government/Credit Bond Index, a

broad-based, unmanaged, market-weighted index designed to measure the performance of the U.S. government and investment grade corporate bond market and is comprised of issues that must have a maturity from one to (but not including) ten years.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q4, 2008: 4.40% Worst Quarter Q2, 2004: -2.68%
The year-to-date total return of the fund's Class M shares as of 9/30/12 was 3.88%.

Average Annual Total Returns as of 12/31/11
Share Class	1 Year	5 Years	10 Years
Class M returns before taxes	4.11%	5.52%	4.60%
Class M returns after taxes on distributions	2.96%	4.07%	3.02%
Class M returns after taxes on distributions and sale of fund shares	2.66%	3.87%	2.99%
Investor returns before taxes	3.84%	5.27%	4.34%
Barclays Intermediate Government/Credit Bond Index reflects no deduction for fees, expenses or taxes	5.80%	5.88%	5.20%
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. John F. Flahive is the fund's primary portfolio manager, a position he has held since March 2006. Mr. Flahive is senior vice president of The Bank of New York Mellon. Mr. Flahive also is an employee of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Corporate Bond Fund
Investment Objective

The fund seeks total return (consisting of capital appreciation and current income).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.40%	0.40%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.18%	0.35%
Total annual fund operating expenses	0.70%	1.12%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$72	$224	$390	$871
Investor	$114	$356	$617	$1,363

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. For the period March 2, 2012 (commencement of operations) through August 31, 2012, the fund's portfolio turnover rate was 34.08% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in corporate bonds. The investment adviser uses a disciplined process to select bonds and manage risk. The process includes computer modeling and scenario testing of possible changes in market conditions. The investment adviser will use other techniques in an attempt to manage market risk and duration.

The investment adviser actively manages the fund's bond market and maturity exposure and credit profile. The fund normally invests at least 80% of its assets in bonds rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. In addition, the fund normally invests at least 65% of its assets in corporate bonds and U.S. government and agency bonds rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the average effective duration of the fund's portfolio will not exceed eight years. The fund may invest in individual bonds of any duration. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. There are no restrictions on the dollar-weighted average maturity of the fund's portfolio or on the maturities of the individual bonds the fund may purchase.

In selecting corporate bonds for investment, the fund's portfolio manager analyzes fundamental metrics, including the issuer's cash flow, leverage and operating margins, as well as its business strategy and operating performance, and macro economic factors. The fund typically sells a security when the portfolio manager believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the portfolio manager seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price. The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations.

• Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry, or factors that affect a particular company, such as management performance, financial leverage, and reduced demand for the company's products or services.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Liquidity risk. When there is little or no active trading market for a security, the fund may not be able to sell the security in a timely manner at its perceived value, which could cause the fund's share price to fall.

Performance

Since the fund has less than one calendar year of performance, past performance information is not presented in the Prospectus Summary. Annual performance returns provide some indication of the risks of investing in the fund by showing changes in performance from year to year. Comparison of fund performance to an appropriate index indicates how the fund's average annual returns compare with those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. John F. Flahive is the fund's primary portfolio manager, a position he has held since the fund's inception. Mr. Flahive is senior vice president of The Bank of New York Mellon. Mr. Flahive also is an employee of The Dreyfus Corporation.

Purchase and Sales of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary

BNY Mellon Intermediate U.S. Government Fund
Investment Objective

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.50%	0.50%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.20%	0.20%
Total annual fund operating expenses	0.82%	1.07%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$84	$262	$455	$1,014
Investor	$109	$340	$590	$1,306

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 44.97% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The fund allocates broadly among U.S. Treasury obligations, direct U.S. government agency debt obligations, and U.S. government agency mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations. The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

Typically in choosing securities, the portfolio manager first examines U.S. and global economic conditions and other market factors in order to estimate long- and short-term interest rates. Using a research-driven investment process, the portfolio manager conducts an analysis of economic trends, particularly interest rate movements and yield spreads, to determine which types of securities offer the best investment opportunities. The fund invests in various types of mortgage-backed securities based on an evaluation of relative yields and prepayment risk, among other factors. In selecting other types of securities for the fund's portfolio, the portfolio manager uses proprietary models to evaluate probable yields over time and prepayment risk, among other factors.

Under normal market conditions, the fund maintains an average effective portfolio maturity between three and ten years. The fund may invest in individual bonds of any maturity or duration and does not expect to target any specific range of duration. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, which means you could lose money.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price. The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations.

• Liquidity risk. When there is little or no active trading market for a security, the fund may not be able to sell the security in a timely manner at its perceived value, which could cause the fund's share price to fall.

• Mortgage-related securities risk. Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. The fund is subject to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage-backed securities) the market prices for such securities are not guaranteed and will fluctuate. Declining interest rates may result in the prepayment of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield or cause the fund's share price to fall (prepayment risk). Rising interest rates may result in a drop in prepayments of the underlying mortgages, which would increase the fund's sensitivity to rising interest rates and its potential for price declines (extension risk).

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. Before the fund commenced operations (as of the close of business on September 12, 2008), substantially all of the assets of another investment company advised by an affiliate of the fund's investment adviser, BNY Hamilton Intermediate Government Fund (the "predecessor fund"), a series of BNY Hamilton Funds, Inc., that, in all materials respects, had the same investment objective, strategies and policies as the fund, were transferred to the fund in a tax-free reorganization. The performance figures for the fund's Class M shares in the bar chart represent the performance of the predecessor fund's Institutional shares from year to year through September 12, 2008 and the performance of the fund's Class M shares thereafter. The average annual total returns for the fund's Class M shares and Investor shares in the table represent those of the predecessor fund's Institutional shares and Class A shares, respectively, through September 12, 2008 and the performance of the fund's Class M shares and Investor shares thereafter. These performance figures are compared to those of the Barclays Intermediate Government Index, an unmanaged index designed to measure the performance of intermediate-term government bonds. These returns do not reflect the predecessor fund's applicable sales loads for Class

A shares, because the fund's shares are not subject to any sales loads. If the predecessor fund's sales loads were reflected, the returns of the fund's Investor shares would be lower.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M*
Best Quarter Q3, 2002: 5.18% Worst Quarter Q2, 2004: -2.20%
The year-to-date total return of the fund's Class M shares as of 9/30/12 was 1.62%.

Average Annual Total Returns as of 12/31/11
Share Class	1 Year	5 Years	10 Years
Class M* returns before taxes	4.29%	4.73%	4.50%
Class M* returns after taxes on distributions	3.40%	3.43%	3.01%
Class M* returns after taxes on distributions and sale of fund shares	2.77%	3.30%	2.97%
Investor** returns before taxes	4.03%	4.48%	4.24%
Barclays Intermediate Government Index reflects no deduction for fees, expenses or taxes	6.08%	5.86%	4.89%

*Reflects the performance of the predecessor fund's Institutional shares through September 12, 2008.

**Reflects the performance of the predecessor fund's Class A shares through September 12, 2008.

Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. John F. Flahive is the fund's primary portfolio manager, a position he has held since September 2008. Mr. Flahive is senior vice president of The Bank of New York Mellon. Mr. Flahive also is an employee of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Short-Term U.S. Government Securities Fund
Investment Objective

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.35%	0.35%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.05%	0.06%
Total annual fund operating expenses	0.52%	0.78%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$53	$167	$291	$653
Investor	$80	$249	$433	$966

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 152.13% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and in repurchase agreements in respect of such securities. The fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities. The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

Typically in choosing securities, the portfolio manager first examines U.S. and global economic conditions and other market factors in order to estimate long- and short-term interest rates. Using a research-driven investment process, generally the portfolio manager then seeks to identify potentially profitable sectors before they are widely perceived by the market, and seeks underpriced or mispriced securities that appear likely to perform well over time.

Generally, the fund's average effective portfolio maturity and the average effective duration of the fund's portfolio will be less than three years. The fund may invest in individual bonds of any maturity or duration. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price. The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations.

• Liquidity risk. When there is little or no active trading market for a security, the fund may not be able to sell the security in a timely manner at its perceived value, which could cause the fund's share price to fall.

• Mortgage-related securities risk. Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. The fund is subject to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage-backed securities) the market prices for such securities are not guaranteed and will fluctuate. Declining interest rates may result in the prepayment of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield or cause the fund's share price to fall (prepayment risk). Rising interest rates may result in a drop in prepayments of the underlying mortgages, which would increase the fund's sensitivity to rising interest rates and its potential for price declines (extension risk).

• Repurchase agreement counterparty risk. The risk that a counterparty in a repurchase agreement could fail to honor the terms of its agreement.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Barclays 1-3 Year U.S. Government Index, a widely recognized, unmanaged index designed to measure the performance of U.S. Treasury and agency securities with maturities between one and three years.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q4, 2008: 3.43% Worst Quarter Q2, 2004: -1.18%
The year-to-date total return of the fund's Class M shares as of 9/30/12 was 0.14%.

Average Annual Total Returns as of 12/31/11
Share Class	1 Year	5 Years	10 Years
Class M returns before taxes	0.69%	3.35%	2.91%
Class M returns after taxes on distributions	0.27%	2.33%	1.70%
Class M returns after taxes on distributions and sale of fund shares	0.44%	2.27%	1.76%
Investor returns before taxes	0.33%	3.05%	2.63%
Barclays 1-3 Year U.S. Government Index reflects no deduction for fees, expenses or taxes	1.56%	3.80%	3.38%
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. Lawrence R. Dunn is the fund's primary portfolio manager, a position he has held since the fund’s inception. Mr. Dunn is an assistant vice president of The Bank of New York Mellon. Mr. Dunn also is an employee of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon National Intermediate Municipal Bond Fund
Investment Objective

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.35%	0.35%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.03%	0.03%
Total annual fund operating expenses	0.50%	0.75%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$51	$160	$280	$628
Investor	$77	$240	$417	$930

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 25.31% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal income tax.

The fund's investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and ten years and the average effective duration of the fund's portfolio will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

Although the fund seeks to provide income exempt from federal income tax, income from some of the fund’s holdings may be subject to the federal alternative minimum tax. The fund occasionally, including for temporary defensive purposes, may invest in taxable bonds. During such periods, the fund may not achieve its investment objective.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund's share price.

• Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.

• Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price. The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund’s ability to sell such municipal bonds at attractive prices.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the S&P Municipal Bond Intermediate Index, an unmanaged, market-weighted index designed to measure the performance of municipal bonds with a minimum maturity of 3 years and a maximum maturity of up to but not including 15 years.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q3, 2009: 6.85% Worst Quarter Q4, 2010: -3.71%
The year-to-date total return of the fund's Class M shares as of 9/30/12 was 4.91%.

Average Annual Total Returns as of 12/31/11
Share Class	1 Year	5 Years	10 Years
Class M returns before taxes	9.33%	5.07%	4.85%
Class M returns after taxes on distributions	9.32%	5.03%	4.80%
Class M returns after taxes on distributions and sale of fund shares	7.34%	4.87%	4.70%
Investor returns before taxes	9.07%	4.83%	4.60%
S&P Municipal Bond Intermediate Index reflects no deduction for fees, expenses or taxes	10.19%	5.95%	5.57%
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. John F. Flahive and Mary Collette O'Brien are the fund's primary portfolio managers, positions they have held since October 2000 and March 2006, respectively. Mr. Flahive and Ms. O'Brien are senior vice president and vice president, respectively, of The Bank of New York Mellon. Mr. Flahive and Ms. O'Brien also are employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund anticipates that virtually all dividends paid by the fund will be exempt from federal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains. Although the fund seeks to provide income exempt from federal income tax, income from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon National Short-Term Municipal Bond Fund
Investment Objective

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.35%	0.35%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.04%	0.04%
Total annual fund operating expenses	0.51%	0.76%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$52	$164	$285	$640
Investor	$78	$243	$422	$942

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 34.17% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal income tax.

The fund's investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity and the average effective duration of the fund's portfolio will be less than three years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund’s portfolio may be to changes in interest rates.

Although the fund seeks to provide income exempt from federal income tax, income from some of the fund's holdings may be subject to the federal alternative minimum tax. The fund occasionally, including for temporary defensive purposes, may invest in taxable bonds. During such periods, the fund may not achieve its investment objective.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund's share price.

• Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.

• Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price. The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund’s ability to sell such municipal bonds at attractive prices.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the S&P Municipal Bond Short Index, an unmanaged, market-weighted index designed to measure the performance of municipal bonds with a minimum maturity of 6 months and a maximum maturity of up to but not including 4 years.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q2, 2002: 2.50% Worst Quarter Q2, 2004: -0.99%
The year-to-date total return of the fund's Class M shares as of 9/30/12 was 1.23%.

Average Annual Total Returns as of 12/31/11
Share Class	1 Year	5 Years	10 Years
Class M returns before taxes	2.21%	2.92%	2.73%
Class M returns after taxes on distributions	2.21%	2.92%	2.73%
Class M returns after taxes on distributions and sale of fund shares	1.91%	2.83%	2.69%
Investor returns before taxes	1.88%	2.64%	2.46%
S&P Municipal Bond Short Index reflects no deduction for fees, expenses or taxes	2.78%	3.75%	3.27%
Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. Jeremy N. Baker and Timothy J. Sanville are the fund's primary portfolio managers, positions they have held since March 2006 and October 2000, respectively. Mr. Baker and Mr. Sanville are vice president and assistant vice president, respectively, of The Bank of New York Mellon. Messrs. Baker and Sanville also are employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund anticipates that virtually all dividends paid by the fund will be exempt from federal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains. Although the fund seeks to provide income exempt from federal income tax, income from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Investment Objective

The fund seeks as high a level of current income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.50%	0.50%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.05%	0.05%
Total annual fund operating expenses	0.67%	0.92%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$68	$214	$373	$835
Investor	$94	$293	$509	$1,131

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 27.16% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal and Pennsylvania state personal income taxes. These municipal bonds include those issued by the Commonwealth of Pennsylvania as well as those issued by U.S. territories and possessions.

The fund's investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and ten years and the average effective duration of the fund's portfolio will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

Although the fund seeks to provide income exempt from federal and Pennsylvania state income taxes, income from some of the fund's holdings may be subject to the federal alternative minimum tax. The fund also may invest in municipal bonds that are exempt from federal income tax, but not Pennsylvania state income tax, and in taxable bonds. During such periods, the fund may not achieve its investment objective.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund's share price.

• Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.

• Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price. The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund’s ability to sell such municipal bonds at attractive prices.

• State-specific risk. The fund is subject to the risk that Pennsylvania's economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the S&P Municipal Bond Intermediate Index, an unmanaged, market-weighted index designed to measure the performance of municipal bonds with a minimum maturity of 3 years and a maximum maturity of up to but not including 15 years.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q3, 2009: 6.64% Worst Quarter Q4, 2010: -3.23%
The year-to-date total return of the fund's Class M shares as of 9/30/12 was 4.24%.

Average Annual Total Returns as of 12/31/11
Share Class	1 Year	5 Years	10 Years
Class M returns before taxes	8.60%	4.44%	4.29%
Class M returns after taxes on distributions	8.60%	4.42%	4.25%
Class M returns after taxes on distributions and sale of fund shares	6.89%	4.34%	4.22%
Investor returns before taxes	8.42%	4.17%	4.02%
S&P Municipal Bond Intermediate Index* reflects no deduction for fees, expenses or taxes	10.19%	5.95%	5.57%

*Unlike the fund, the Index is not limited to obligations issued by a single state or municipalities in that state.

Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. Jeremy N. Baker and Mary Collette O'Brien are the fund's primary portfolio managers, positions they have held since March 2006 and October 2000, respectively. Mr. Baker and Ms. O'Brien are each a vice president of The Bank of New York Mellon. Mr. Baker and Ms. O'Brien also are employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund anticipates that virtually all dividends paid by the fund will be exempt from federal and Pennsylvania state income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains. Although the fund seeks to provide income exempt from federal income tax, income from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Investment Objective

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.35%	0.35%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.06%	0.06%
Total annual fund operating expenses	0.53%	0.78%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$54	$170	$296	$665
Investor	$80	$249	$433	$966

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 29.39% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal and Massachusetts state personal income taxes. These municipal bonds include those issued by the Commonwealth of Massachusetts as well as those issued by U.S. territories and possessions.

The fund's investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and ten years and the average effective duration of the fund's portfolio will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund’s portfolio may be to changes in interest rates.

Although the fund seeks to provide income exempt from federal and Massachusetts state income taxes, income from some of the fund’s holdings may be subject to the federal alternative minimum tax. The fund also may invest in municipal bonds that are exempt from federal income tax, but not Massachusetts state income tax, and in taxable bonds. During such periods, the fund may not achieve its investment objective.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund's share price.

• Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.

• Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price. The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund’s ability to sell such municipal bonds at attractive prices.

• State-specific risk. The fund is subject to the risk that Massachusetts’ economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. Before the fund commenced operations (as of the close of business on September 6, 2002), substantially all of the assets of another investment company managed by the investment adviser with a similar investment objective and similar investment strategies and expenses as the fund, Dreyfus Premier Limited Term Massachusetts Municipal Fund (the "Premier Massachusetts Fund"), that, in all materials respects, had the same investment objective, strategies and policies as the fund, were transferred to the fund in a tax-free reorganization. The performance figures for the fund's Class M shares in the bar chart represent the performance of the Premier Massachusetts Fund's Class R shares from year to year through September 6, 2002 and the performance of the fund's Class M shares thereafter. The performance figures for the fund's Class M shares and Investor shares in the table represent the performance of the Premier Massachusetts Fund's Class R shares and Class A shares, respectively, through September 6, 2002 and the performance of the fund's Class M shares and Investor shares thereafter. These performance figures do not reflect the front-end sales load that was applicable to the Premier Massachusetts Fund's Class A shares. If such sales load were reflected, the returns shown for the fund's Investor shares would have been lower. These performance figures are compared to those of the S&P Municipal Bond Intermediate Index, an unmanaged, market-weighted index designed to measure the performance of municipal bonds with a minimum maturity of 3 years and a maximum maturity of up to but not including 15 years.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M*
Best Quarter Q3, 2009: 5.30% Worst Quarter Q4, 2010: -3.45%
The year-to-date total return of the fund's Class M shares as of 9/30/12 was 4.50%.

Average Annual Total Returns as of 12/31/11
Share Class	1 Year	5 Years	10 Years
Class M* returns before taxes	8.67%	4.88%	4.65%
Class M* returns after taxes on distributions	8.66%	4.86%	4.63%
Class M* returns after taxes on distributions and sale of fund shares	6.89%	4.70%	4.53%
Investor** returns before taxes	8.40%	4.62%	4.39%
S&P Municipal Bond Intermediate Index*** reflects no deduction for fees, expenses or taxes	10.19%	5.95%	5.57%

*Reflects the performance of Class R shares of the Premier Massachusetts Fund through September 6, 2002.

**Reflects the performance of Class A shares of the Premier Massachusetts Fund through September 6, 2002.

***Unlike the fund, the Index is not limited to obligations issued by a single state or municipalities in that state.

Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. John F. Flahive and Mary Collette O'Brien are the fund's primary portfolio managers, positions they have held since September 2002 and March 2006, respectively. Mr. Flahive and Ms. O'Brien are senior vice president and vice president, respectively, of The Bank of New York Mellon. Mr. Flahive and Ms. O'Brien also are employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund anticipates that virtually all dividends paid by the fund will be exempt from federal and Massachusetts state income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains. Although the fund seeks to provide income exempt from federal income tax, income from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Investment Objective

The fund seeks as high a level of income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.50%	0.50%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.09%	0.09%
Total annual fund operating expenses	0.71%	0.96%
Fee waiver and/or expense reimbursement*	(0.12)%	(0.12)%
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	0.59%	0.84%

*The fund's investment adviser has contractually agreed, until December 31, 2013, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of neither class (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.59%. On or after December 31, 2013, the fund's investment adviser may terminate this expense waiver at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense waiver/reimbursement by the fund's investment adviser. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$60	$215	$383	$871
Investor	$86	$294	$519	$1,167

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 30.96% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal, New York state and New York city personal income taxes. These municipal bonds include those issued by New York state and New York city as well as those issued by U.S. territories and possessions.

The fund normally expects to be fully invested in tax-exempt securities, but may invest up to 20% of its assets in fixed-income securities the income from which is subject to federal income tax, the federal alternative minimum tax, and/or New York state and New York city income taxes.

The fund's investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and ten years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund's share price.

• Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.

• Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price. The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund’s ability to sell such municipal bonds at attractive prices.

• State-specific risk. The fund is subject to the risk that New York's economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. Before the fund commenced operations (as of the close of business on September 12, 2008), substantially all of the assets of another investment company advised by an affiliate of the fund's investment adviser, BNY Hamilton Intermediate New York Tax-Exempt Fund (the "predecessor fund"), a series of BNY Hamilton Funds, Inc., that, in all materials respects, had the same investment objective, strategies and policies as the fund, were transferred to the fund in a tax-free reorganization. The performance figures for the fund's Class M shares in the bar chart represent the performance of the predecessor fund's Institutional shares from year to year through September 12, 2008 and the performance of the fund's Class M shares thereafter. The average annual total returns for the fund's Class M shares and Investor shares in the table represent those of the predecessor fund's Institutional shares and Class A shares, respectively, through September 12, 2008 and the performance of the fund's Class M shares and Investor shares thereafter. These performance figures are compared to those of the S&P Municipal Bond Intermediate Index, an unmanaged, market-weighted index designed to measure the performance of municipal bonds with a minimum maturity of 3 years and a maximum maturity of up to but not including 15 years. These returns do not reflect the predecessor fund's applicable sales loads for Class A shares, because the fund's shares are not subject to any sales loads. If the predecessor fund's sales loads were reflected, the returns of the fund's Investor shares would be lower.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M*
Best Quarter Q3, 2009: 5.09% Worst Quarter Q4, 2010: -3.36%
The year-to-date total return of the fund's Class M shares as of 9/30/12 was 5.02%.

Average Annual Total Returns as of 12/31/11
Share Class	1 Year	5 Years	10 Years
Class M* returns before taxes	9.22%	5.24%	4.66%
Class M* returns after taxes on distributions	9.18%	5.22%	4.63%
Class M* returns after taxes on distributions and sale of fund shares	7.27%	4.99%	4.50%
Investor** returns before taxes	8.94%	4.96%	4.39%
S&P Municipal Bond Intermediate Index*** reflects no deduction for fees, expenses or taxes	10.19%	5.95%	5.57%

*Reflects the performance of the predecessor fund's Institutional shares through September 12, 2008.

**Reflects the performance of the predecessor fund's Class A shares through September 12, 2008.

***Unlike the fund, the Index is not limited to obligations issued by a single state or municipalities in that state.

Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. John F. Flahive is the fund's primary portfolio manager, a position he has held since September 2008. Mr. Flahive is senior vice president of The Bank of New York Mellon. Mr. Flahive also is an employee of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon

Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund anticipates that virtually all dividends paid by the fund will be exempt from federal, New York state and New York city income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains. Although the fund seeks to provide income exempt from federal income tax, income from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Municipal Opportunities Fund
Investment Objective

The fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.50%	0.50%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund*	0.11%	0.12%
Total annual fund operating expenses	0.73%	0.99%

* "Other expenses of the fund" includes interest expense associated with the fund's investment in inverse floaters. Not shown in the table is the additional income generated by these investments, which amounted approximately to the interest expense.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$75	$233	$406	$906
Investor	$101	$315	$547	$1,213

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 119.90% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. dollar-denominated fixed-income securities that provide income exempt from federal income tax (municipal bonds). While the fund typically invests in a diversified portfolio of municipal bonds, it may invest up to 20% of its assets in taxable fixed-income securities, including taxable municipal bonds and non-U.S. dollar-denominated foreign debt securities such as Brady bonds and sovereign debt obligations.

The fund invests at least 80% of its assets in fixed-income securities that are rated investment grade (i.e., Baa/BBB or higher) or are the unrated equivalent as determined by the investment adviser. For additional yield, the fund may invest up to 20% of its assets in fixed-income securities that are rated below investment grade ("high yield" or "junk" bonds) or are the unrated equivalent as determined by the investment adviser. The fund also may invest in residual interest municipal bonds, known as inverse floaters. The fund may invest in bonds of any maturity or duration and does not expect to target any specific range of maturity or duration. The dollar-weighted average maturity of the fund's portfolio will vary from time to time depending on the portfolio manager's views on the direction of interest rates.

The fund's portfolio manager seeks to deliver value added excess returns ("alpha") by applying an investment approach designed to identify and exploit relative value opportunities within the municipal bond market and other fixed-income markets.

Although the fund seeks to provide income exempt from federal income tax, interest from some of the fund's holdings may be subject to the federal alternative minimum tax.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund's share price.

• Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.

• Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price. The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations. High yield ("junk") bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund’s ability to sell such municipal bonds at attractive prices.

• Inverse floating rate securities risk. The interest payment received on inverse floating rate securities generally will decrease when short-term interest rates increase. Inverse floaters are derivatives that involve leverage and could magnify the fund's gains or losses.

• Foreign investment risk. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Barclays Municipal Bond Index, a broad measure of U.S. municipal bond performance.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q3, 2009: 11.23% Worst Quarter Q4, 2010: -3.99%
The year-to-date total return of the fund's Class M shares as of 9/30/12 was 9.30%.

Average Annual Total Returns as of 12/31/11
Share Class	1 Year	Since Inception (10/15/08)
Class M returns before taxes	11.05%	13.91%
Class M returns after taxes on distributions	10.99%	13.29%
Class M returns after taxes on distributions and sale of fund shares	8.71%	12.26%
Investor returns before taxes	10.77%	13.63%
Barclays Municipal Bond Index reflects no deduction for fees, expenses or taxes	10.70%	8.13%*

*For comparative purposes, the value of the Index on 9/30/08 is used as the beginning value on 10/15/08.

Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. John F. Flahive is the fund's primary portfolio manager, a position he has held since the fund’s inception. Mr. Flahive is senior vice president of The Bank of New York Mellon. Mr. Flahive also is an employee of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund anticipates that virtually all dividends paid by the fund will be exempt from federal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains. Although the fund seeks to provide income exempt from federal income tax, income from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Asset Allocation Fund
Investment Objective

The fund seeks long-term growth of principal in conjunction with current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees*	0.28%	0.28%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.04%	0.04%
Other expenses of the fund	0.05%	0.05%
Acquired fund fees and expenses**	0.60%	0.60%
Total annual fund operating expenses	0.97%	1.22%
Fee waiver and/or expense reimbursement***	(0.10)%	(0.10)%
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	0.87%	1.12%

*The fund has agreed to pay an investment advisory fee at the rate of 0.65% applied to that portion of its average daily net assets allocated to direct investments in equity securities, at the rate of 0.40% applied to that portion of its average daily net assets allocated to direct investments in debt securities, and at the rate of 0.15% applied to that portion of its average daily net assets allocated to money market instruments or the underlying funds.

**"Acquired fund fees and expenses" are incurred indirectly by the fund as a result of its investment in investment companies. These fees and expenses are not included in the Financial Highlights tables; accordingly, total annual fund operating expenses do not correlate to the ratio of expenses to average net assets in the Financial Highlights tables.

***The fund’s investment adviser has contractually agreed, until December 31, 2013, to waive receipt of its fees and/or assume the expenses of the fund so that the total annual fund operating expenses of neither class (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.87%. On or after December 31, 2013, the fund's investment adviser may terminate this expense waiver at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense waiver/reimbursement by the fund' investment adviser. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$89	$299	$527	$1,181
Investor	$114	$377	$661	$1,468

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 81.55% of the average value of its portfolio.

Principal Investment Strategy

The fund may invest in both individual securities and other investment companies, including other BNY Mellon funds, funds in the Dreyfus Family of Funds and unaffiliated open-end funds, closed-end funds and exchange-traded funds (referred to below as the "underlying funds"), which in turn may invest directly in the asset classes described below. To pursue its goal, the fund currently intends to allocate its assets, directly and/or through investment in the underlying funds, to gain investment exposure to the following asset classes: Large Cap Equities, Small Cap and Mid Cap Equities, Developed International and Global Equities, Emerging Markets Equities, Investment Grade Bonds, High Yield Bonds, Emerging Markets Debt, Diversifying Strategies and Money Market Instruments.

The fund's investment adviser allocates the fund's investments (directly and/or through investment in the underlying funds) among these asset classes using fundamental and quantitative analysis, and its outlook for the economy and financial markets. The underlying funds are selected by the fund's investment adviser based on their investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance, and other factors, including the correlation and covariance among the underlying funds. The fund may change the underlying funds – whether affiliated or unaffiliated – from time to time without notice to fund shareholders. The fund may invest directly in the equity securities of large-cap companies (generally those with total market capitalizations of $5 billion or more) and in fixed-income securities rated investment grade (i.e., Baa/BBB or higher) or, if unrated, deemed to be of comparable quality by the investment adviser, at the time of purchase.

The fund is not required to maintain exposure to any particular asset class and the investment adviser determines whether to invest in a particular asset class and whether to invest directly in securities or through an underlying fund, and sets the target allocations. The asset classes and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the asset classes, and the underlying funds selected by the investment adviser as fund investment options as of the date of this prospectus were as follows:

Asset Class	Target	Range
Large Cap Equities Direct Investments BNY Mellon Focused Equity Opportunities Fund BNY Mellon Income Stock Fund BNY Mellon U.S. Core Equity 130/30 Fund Dreyfus Appreciation Fund, Inc. Dreyfus U.S. Equity Fund	26%	20% to 40%
Small Cap and Mid Cap Equities BNY Mellon Mid Cap Multi-Strategy Fund BNY Mellon Small/Mid Cap Fund BNY Mellon Small Cap Multi-Strategy Fund Dreyfus Select Managers Small Cap Value Fund Dreyfus Select Managers Small Cap Growth Fund	11%	5% to 20%
Developed International and Global Equities BNY Mellon International Fund Dreyfus/Newton International Equity Fund Global Stock Fund (Dreyfus) International Stock Fund (Dreyfus) Dreyfus Global Real Estate Securities Fund	11%	5% to 20%
Emerging Markets Equities BNY Mellon Emerging Markets Fund	7%	5% to 15%
Investment Grade Bonds Direct Investments BNY Mellon Short-Term U.S. Government Securities Fund BNY Mellon Intermediate Bond Fund Dreyfus Inflation Adjusted Securities Fund	32%	20% to 55%
High Yield Bonds Dreyfus High Yield Fund	2%	0% to 10%
Emerging Markets Debt Dreyfus Emerging Markets Debt Local Currency Fund	2%	0% to 10%

Asset Class	Target	Range
Unaffiliated Investment Company
Diversifying Strategies Unaffiliated Investment Companies	6%	0% to 20%
Money Market Instruments Direct Investments	3%	0% to 10%

The asset classes and the target weightings and ranges have been selected for investment over longer time periods based on the investment adviser's expectation that the selected securities and underlying funds, in combination, will be appropriate to achieve the fund's investment objective. The target weightings will deviate over the short term because of market movements and fund cash flows. If appreciation or depreciation in the value of selected securities or an underlying fund's shares causes the percentage of the fund's assets invested in an asset class to fall outside the applicable investment range, the investment adviser will consider whether to reallocate the fund's assets, but is not required to do so. The investment adviser normally considers reallocating the fund's investments at least quarterly, but may do so more often in response to market conditions. Any changes to the asset classes, underlying funds or the allocation weightings may be implemented over a reasonable period of time. The investment adviser has the discretion to change the asset classes, whether to invest directly in securities or through an underlying fund, and the target allocations and ranges, without shareholder approval or prior notice, when the investment adviser deems it appropriate. To the extent an underlying fund offers multiple classes of shares, the fund will purchase shares of the class with the lowest expense ratio and without a sales load or distribution and/or service fee.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

The fund invests in shares of the underlying funds and thus the fund is subject to the same principal investment risks as the underlying funds in which it invests, which are described in the fund's prospectus and below. For more information regarding these risks, see the prospectus for the specific underlying fund. The fund's investments in shares of the underlying funds may involve duplication of advisory fees and certain other expenses.

•  Strategy allocation risk.  The ability of the fund to achieve its investment goal depends, in part, on the ability of the investment adviser to allocate effectively the fund's assets among the asset classes and the underlying funds.  There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal.  The underlying funds may not achieve their investment objectives, and their performance may be lower than that of the asset class the underlying funds were selected to represent.

•  Correlation risk.  Although the prices of equity securities and fixed-income securities often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities can also fall in tandem.  Because the fund invests in equity securities and fixed-income securities, the fund is subject to correlation risk.

• Conflicts of interest risk. The fund's investment adviser will have the authority to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund. The fund's investment adviser or its affiliates may serve as investment adviser to the underlying funds. The interests of the fund on the one hand, and those of an underlying fund on the other, will not always be the same. Therefore, conflicts may arise as the investment adviser fulfills its fiduciary duty to the fund and the underlying funds. In addition, the investment adviser recommends asset allocations among these underlying funds, each of which pays advisory fees at different rates to the investment adviser or its affiliates. These situations are considered by the fund's board when it reviews the asset allocations for the fund.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

• Foreign investment risk. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. Securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more developed economies.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price. The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations. High yield ("junk") bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

• Liquidity risk. When there is little or no active trading market for a security, the fund may not be able to sell the security in a timely manner at its perceived value, which could cause the fund's share price to fall. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

• Exchange-traded fund (ETF) risk. ETFs typically trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting or number of instruments held by the ETF. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. Certain underlying funds may invest in ETFs that are not registered under the Investment Company Act of 1940, as amended, including commodity pools registered under the Commodity Exchange Act. Brokerage costs are incurred when purchasing and selling shares of ETFs.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund's Class M shares from year to year. The table compares the average annual total returns of the fund's Class M shares and Investor shares to those of the Standard & Poor's 500® Composite Stock Price Index (S&P

500), a widely recognized unmanaged index of stock performance, and the Barclays U.S. Aggregate Bond Index, an unmanaged, market-weighted index designed to measure the performance of the U.S. investment grade fixed-rate bond market and is comprised of U.S. government, corporate, mortgage-backed and asset backed securities.

After-tax performance is shown only for Class M shares. After-tax performance of the fund's Investor shares will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses. The fund changed its investment strategy on September 15, 2011. Prior to that date, the fund invested in individual securities and BNY Mellon funds only and its target allocation was 60% of its assets invested in equity securities (directly and through underlying funds) and 40% of its assets invested in bonds and money market instruments (directly), with a range of 15% above or below such target amount. Different investment strategies may lead to different performance results. The fund's performance for periods prior to September 15, 2011 reflects the investment strategy in effect prior to that date.

Year-by-Year Total Returns as of 12/31 each year (%) Class M*
Best Quarter Q3, 2009: 12.14% Worst Quarter Q3, 2011: -13.21%
The year-to-date total return of the fund's Class M shares as of 9/30/12 was 10.34%.

Average Annual Total Returns as of 12/31/11
Share Class	1 Year	5 Years	10 Years
Class M* returns before taxes	-4.92%	1.84%	4.33%
Class M* returns after taxes on distributions	-5.53%	0.66%	3.17%
Class M* returns after taxes on distributions and sale of fund shares	-2.90%	1.18%	3.32%
Investor* returns before taxes	-5.20%	1.56%	4.07%
S&P 500 reflects no deduction for fees, expenses or taxes	2.09%	-0.25%	2.92%
Barclays U.S. Aggregate Bond Index reflects no deduction for fees, expenses or taxes	7.84%	6.50%	5.78%

*The fund changed its investment strategy on September 15, 2011. The fund's performance for periods prior to September 15, 2011 reflects the investment strategy in effect prior to that date.

Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation. Bernard Schoenfeld is the fund's primary portfolio manager responsible for investment allocation decisions, a position he has held since September 2011; he is a senior investment strategist and vice president of BNY Mellon Wealth Management and also is an employee of The Dreyfus Corporation. Sean P. Fitzgibbon and Jeffrey D. McGrew are the fund's primary portfolio managers responsible for managing the portion of the fund's assets allocated to individual equity securities, positions they have held since February 2007 and January 2010, respectively. John F. Flahive is the fund's primary portfolio manager responsible for managing the portion of the fund's assets allocated to individual fixed-income securities, a position he has held since March 2006. Mr. Fitzgibbon is a senior vice president, portfolio manager, research analyst and member of the U.S. Large Cap Core Equity Team of The Boston Company Asset Management, LLC (TBCAM), an affiliate of The Dreyfus Corporation. Mr. McGrew is a managing director, portfolio manager, research analyst and member of the Global Core Equity Team of TBCAM. Mr. Flahive is senior vice president of The Bank of

New York Mellon, an affiliate of The Dreyfus Corporation. Messrs. Fitzgibbon, McGrew and Flahive also are employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon Money Market Fund
Investment Objective

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.15%	0.15%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.03%	0.06%
Total annual fund operating expenses	0.30%	0.58%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$31	$97	$169	$381
Investor	$59	$186	$324	$726
Principal Investment Strategy

As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund invests in a diversified portfolio of high quality, dollar-denominated short-term debt securities, including: securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities; certificates of deposit, time deposits, bankers' acceptances, and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches; repurchase agreements, including tri-party repurchase agreements; asset-backed securities; high grade commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest; and taxable municipal obligations, including those with floating or variable rates of interest.

Normally, the fund invests at least 25% of its net assets in bank obligations.

Principal Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither the investment adviser nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall, potentially lowering the fund's share price. Although the fund invests only in high quality debt securities, any of the fund's holdings could have its credit rating downgraded or could default. The credit quality of the securities held by the fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund's net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

• Banking industry risk. The risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk, and regulatory developments relating to the banking industry.

• Foreign investment risk. The risks generally associated with dollar-denominated foreign investments, such as economic and political developments, seizure or nationalization of deposits, imposition of taxes or other restrictions on payment of principal and interest.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Repurchase agreement counterparty risk. The risk that a counterparty in a repurchase agreement could fail to honor the terms of its agreement.

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund's share price.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class M shares from year to year. The table shows the average annual total returns of the fund's Class M shares and Investor shares over time. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q3, 2007: 1.29% Worst Quarter Q3, 2011: 0.00%
The year-to-date total return of the fund's Class M shares as of 9/30/12 was 0.00%.

Average Annual Total Returns as of 12/31/11
Share Class	1 Year	5 Years	Since Inception (6/2/03)
Class M	0.00%	1.68%	2.07%
Investor	0.00%	1.53%	1.87%

For the fund's current yield, Wealth Management Clients may call toll free 1-888-281-7350; Individual Clients may call toll free 1-800-DREYFUS (inside the U.S. only); BNY Mellon Wealth Brokerage Clients may call toll free 1-800-830-0549 — Option 2 for BNY Mellon Wealth Management Direct or Option 3 for BNY Mellon Wealth Advisors; participants in Qualified Employee Benefit Plans may call toll free 1-877-774-0327; and clients of Investment Advisory Firms may call toll free 1-888-281-7350.

Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

Dividends and other distributions paid by the fund are subject to federal income tax, and may be subject to state and local taxes, in the calendar year earned, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

BNY Mellon National Municipal Money Market Fund
Investment Objective

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class M	Investor
Investment advisory fees	0.15%	0.15%
Other expenses
Shareholder services fees	none	0.25%
Administration fees	0.12%	0.12%
Other expenses of the fund	0.03%	0.04%
Total annual fund operating expenses	0.30%	0.56%

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$31	$97	$169	$381
Investor	$57	$179	$313	$701
Principal Investment Strategy

As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund invests at least 80% of its net assets in short-term, high quality municipal obligations that provide income exempt from federal income tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases.

Although the fund seeks to provide income exempt from federal income tax, income from some of the fund's holdings may be subject to the federal alternative minimum tax.

Principal Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither the investment adviser nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall, potentially lowering the fund's share price. Although the fund invests only in high quality debt securities, any of the fund's holdings could have its credit rating downgraded or could default. The credit quality of the securities held by the fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund's net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund's share price.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class M shares from year to year. The table shows the average annual total returns of the fund's Class M shares and Investor shares over time. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses.

Year-by-Year Total Returns as of 12/31 each year (%) Class M
Best Quarter Q2, 2007: 0.87% Worst Quarter Q4, 2011: 0.00%
The year-to-date total return of the fund’s Class M shares as of 9/30/12 was 0.00%.

Average Annual Total Returns as of 12/31/11
Share Class	1 Year	5 Years	Since Inception (6/2/03)
Class M	0.01%	1.10%	1.40%
Investor	0.00%	0.96%	1.21%

For the fund's current yield, Wealth Management Clients may call toll free 1-888-281-7350; Individual Clients may call toll free 1-800-DREYFUS (inside the U.S. only); BNY Mellon Wealth Brokerage Clients may call toll free 1-800-830-0549 — Option 2 for BNY Mellon Wealth Management Direct or Option 3 for BNY Mellon Wealth Advisors; participants in Qualified Employee Benefit Plans may call toll free 1-877-774-0327; and clients of Investment Advisory Firms may call toll free 1-888-281-7350.

Portfolio Management

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's shares are offered only to current or former Wealth Management clients of The Bank of New York Mellon Corporation and to certain investment advisory firms, individuals and entities that receive a transfer of fund shares from a Wealth Management client, brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, and certain employee benefit plans. You should contact BNY Mellon Wealth Management or your financial representative for information on the minimum initial and subsequent investment amount requirements. You may sell (redeem) your shares on any business day by contacting BNY Mellon Wealth Management or your financial representative.

Tax Information

The fund anticipates that virtually all dividends paid by the fund will be exempt from federal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Details

BNY Mellon Large Cap Stock Fund

The fund seeks capital appreciation. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of large capitalization companies with market capitalizations of $5 billion or more at the time of purchase. The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The fund's investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Standard & Poor's® 500 Composite Stock Price Index (S&P 500). The S&P 500 is an unmanaged index designed to measure the performance of 500 common stocks chosen to reflect the industries of the U.S. economy.

In selecting securities, the investment adviser uses a proprietary computer model to identify and rank stocks within an industry or sector, based on several characteristics, including:

• value, or how a stock is priced relative to its perceived intrinsic worth

• growth, in this case the sustainability or growth of earnings

• financial profile, which measures the financial health of the company

Next, based on fundamental analysis, the investment adviser generally selects the most attractive of the higher ranked securities, drawing on a variety of sources, including internal research as well as Wall Street research, and company management.

Finally, the investment adviser manages risk by diversifying across companies and industries, seeking to limit the potential adverse impact from any one stock or industry. The fund is structured so that its sector weightings and risk characteristics, such as growth, size, quality and yield, are generally similar to those of the S&P 500.

The fund typically sells a security when the security no longer ranks favorably within its sector using the fund's quantitative computer modeling techniques, the portfolio managers believe that there has been a negative change in the fundamental factors surrounding the company, the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

BNY Mellon Large Cap Market Opportunities Fund

The fund seeks long-term capital appreciation. The fund's investment objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large cap companies. The fund currently considers large cap companies to be those companies with total market capitalizations of $5 billion or more at the time of purchase. The fund normally allocates its assets among multiple investment strategies employed by the fund's investment adviser or its affiliates that invest primarily in equity securities issued by large cap companies. The fund is designed to provide exposure to various large cap equity portfolio managers and investment strategies and styles. The fund invests directly in securities or in other mutual funds advised by the fund's investment adviser or its affiliates, referred to as underlying funds, which in turn may invest directly in securities as described below. The fund invests principally in common stocks, but the fund's equity investments also may include preferred stocks, convertible securities, depositary receipts and warrants. The fund also may invest in exchange-traded funds (ETFs) and similarly structured pooled investments. Although the fund typically invests in seasoned issuers, it may purchase securities of companies in initial public offerings (IPOs) or shortly thereafter. The fund may invest up to 25% of its assets in the equity securities of foreign issuers, including those in emerging market countries. Emerging markets generally include all countries represented by the Morgan Stanley Capital International Emerging Markets Index, or any other country that the fund's portfolio manager believes has an emerging economy or market.

The investment adviser determines the investment strategies, including whether to implement such strategy by investing directly in securities or through an underlying fund, and sets the target allocations. The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the date of this prospectus were as follows:

Investment Strategy	Target	Range
Focused Equity Strategy	42%	0% to 50%
U.S. Large Cap Equity Strategy	42%	0% to 50%
U.S. Core Equity 130/30 Strategy	10%	0% to 50%
Dynamic Large Cap Value Strategy	0%	0% to 50%
Large Cap Growth Strategy	0%	0% to 50%
U.S. Large Cap Growth Strategy	6%	0% to 50%
Income Stock Strategy	0%	0% to 50%
Appreciation Strategy	0%	0% to 50%
Large Cap Dividend Strategy	0%	0% to 50%

The investment strategies and the target weightings and ranges have been selected for investment over longer time periods, but may be changed without shareholder approval or prior notice. The target weightings will deviate over the short term because of market movements and fund cash flows. The target weightings do not reflect the fund's working cash balance — a portion of the fund's portfolio will be held in cash due to purchase and redemption activity and other short term cash needs. The investment adviser normally considers reallocating the fund's investments at least quarterly, but may do so more often in response to market conditions. Any changes to the investment strategies (including to any underlying funds) or the allocation weightings may be implemented over a reasonable period of time. The investment adviser has the discretion to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund, and the target allocations and ranges when the investment adviser deems it appropriate. To the extent an underlying fund offers multiple classes of shares, the fund will purchase shares of the class with the lowest expense ratio and without a sales load.

The fund's investment adviser monitors the portfolio trading activity within the investment strategies to promote tax efficiency and avoid wash sale transactions (i.e., selling a security at a loss, and within 30 days before or after the sale acquiring the same security, causing the loss to be disallowed and the security's basis adjusted), and executes all purchases and sales of portfolio securities of the fund. The fund will seek to reduce the impact of federal and state income taxes on the fund's after-tax returns by generally selling first the highest cost securities to reduce the amount of any capital gain and preferring the sale of securities producing long-term capital gains to those producing short-term capital gains.

Although not a principal investment strategy, the fund may, but is not required to, use exchange-traded derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk or as part of a hedging strategy. The fund also may enter into over-the-counter derivative transactions, such as forward contracts and swap agreements. The fund also may engage in short-selling.

Description of the Investment Strategies

The following describes the investment strategies employed by the portfolio managers in choosing investments for the fund or the underlying fund in which the fund invests.

Focused Equity Strategy

The portion of the fund's assets allocated to the Focused Equity Strategy normally is invested in approximately 25-30 companies that are considered by the portfolio manager to be positioned for long-term earnings growth. This portion of the fund's assets may be invested in the stocks of companies of any size, although the strategy focuses on large cap companies. Fund assets allocated to the Focused Equity Strategy are invested primarily in equity securities of U.S. issuers.

The investment process for the Focused Equity Strategy begins with a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors. The portfolio manager responsible for the Focused Equity Strategy seeks to develop strategic investment themes and identify secular and cyclical changes within sectors and industries. The goal is to determine those sectors and industries most likely to benefit from trends that are identified, with a focus on those sectors and industries that the portfolio manager believes have the most attractive growth outlook.

Next, the portfolio manager responsible for the Focused Equity Strategy uses a bottom-up, fundamental approach to analyze individual companies in the sectors and industries identified as most attractive given the competitive landscape and business trends. The portfolio manager conducts a thorough assessment of company fundamentals and seeks to meet regularly with company management and to validate growth expectations through suppliers, customers and industry sources. The goal is to identify companies that the portfolio manager believes offer one or more of the following characteristics, among others:

• earnings power that is either unrecognized or underestimated by the market;

• sustainable revenue and cash flow;

• positive operational or financial catalysts;

• attractive valuation based on growth prospects; and

• strong or improving financial condition.

The portfolio manager responsible for the Focused Equity Strategy then selects the 25-30 best opportunities from the companies identified in the prior step.

With respect to the portion of the fund's assets allocated to the Focused Equity Strategy, the portfolio manager monitors sector and security weightings and regularly evaluates the risk-adjusted returns to manage the risk profile of this portion of the fund's assets. The portfolio manager adjusts exposure limits as necessary. The portfolio manager typically sells a security when the portfolio manager believes that the investment themes, such as economic, regulatory or social changes that could impact a company's fundamentals, have changed, or there has been a negative change in the fundamental factors surrounding the company, sector weights change to reflect a revised macro-economic view, the company has become fully valued or a more attractive opportunity has been identified.

U.S. Large Cap Equity Strategy

Walter Scott & Partners Limited (Walter Scott), an affiliate of the fund's investment adviser, is the fund's sub-investment adviser responsible for the portion of the fund's assets allocated to the U.S. Large Cap Equity Strategy. This portion of the fund's assets normally is invested primarily in equity securities of companies located in the United States of any market capitalization, although the strategy focuses on large cap companies. Walter Scott seeks investment opportunities in companies with the financial, operational and strategic strengths to underpin the potential for sustainable growth. Walter Scott focuses on individual stock selection, building a portfolio from the bottom up through extensive fundamental research. Market capitalization and sector allocations are results of, not part of, the investment process.

The investment process for the U.S. Large Cap Equity Strategy begins with the screening of reported company financials. Companies that meet certain broad absolute and trend criteria are candidates for more detailed financial analysis. For these companies, Walter Scott restates the company's income statement, flow of funds, and balance sheet to a cash basis. This analysis assists Walter Scott in identifying the nature of operating margin and value added, the variables contributing to value added, the operating efficiencies, the working capital management, the profitability and the financing model of the company. If a company passes Walter Scott's more stringent financial criteria, Walter Scott then conducts a detailed investigation of the company's products, cost and pricing, competition and industry position and outlook. Walter Scott may visit companies that meet its collective criteria with a view to understanding whether the company has the ability to generate sustained growth in the future. Walter Scott uses various valuation measures, including price-to-earnings ratio versus growth rate, price-to-cash and price-to-book. The fund's portfolio managers responsible for the U.S. Large Cap Equity Strategy select those stocks that meet Walter Scott's criteria where the expected growth rate is available at reasonable valuations. A buy proposal must obtain unanimous backing from the Walter Scott portfolio management team while a sell decision requires one dissenting voice.

Walter Scott believes that a patient investment approach is necessary to give the companies in which the fund invests an opportunity to realize their growth potential. Accordingly, it is expected that the portion of the fund's assets allocated to the U.S. Large Cap Equity Strategy typically will maintain a low annual portfolio turnover rate.

Walter Scott typically sells a stock when it no longer possesses the characteristics that caused its purchase. A stock may be a sell candidate when its valuation reaches or exceeds its calculated fair value, or there are deteriorating fundamentals. Walter Scott may reduce the weighting of a stock held by the fund pursuant to this strategy if it becomes overweighted as determined by Walter Scott.

U.S. Core Equity 130/30 Strategy

The portion of the fund's assets allocated to the U.S. Core Equity 130/30 Strategy is invested in BNY Mellon U.S. Core Equity 130/30 Fund, a mutual fund advised by the fund's investment adviser. The underlying fund seeks capital appreciation. This objective may be changed without shareholder approval. To pursue its goal, the underlying fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The underlying fund focuses on growth and value stocks of large cap companies. The underlying fund takes both long and short positions in stocks chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The underlying fund invests principally in common stocks, but its equity investments also may include preferred stocks, convertible securities, warrants and securities issued by real estate investment trusts (REITs). REITs are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate. Although the underlying fund typically invests in seasoned issuers, it may purchase securities of companies in IPOs or shortly thereafter.

In selecting securities, the underlying fund's portfolio managers use a proprietary computer model to identify and rank stocks within an industry or sector, based on several characteristics, including:

• value, or how a stock is priced relative to its perceived intrinsic worth;

• growth, in this case the sustainability or growth of earnings; and

• financial profile, which measures the financial health of the company.

Next, based on fundamental analysis, the portfolio managers generally select to buy "long" the most attractive of the higher ranked securities, drawing on a variety of sources, including internal research as well as Wall Street research, and company management.

The portfolio managers generally select to sell "short" those stocks identified by the computer model and fundamental analysis as being likely to underperform. The underlying fund reinvests the proceeds from its short sales by taking additional long positions in stocks. This investment technique is known as "leverage," which increases risk and may magnify the underlying fund's gains or losses.

When the underlying fund takes a long position, it purchases the stock outright in anticipation of an increase in the market price of the stock. When the underlying fund takes a short position, it sells at the current market price a stock it has borrowed in anticipation of a decline in the market price of the stock. Normally, up to 130% of the underlying fund's assets will be in long positions in stocks and, to a limited extent, securities with equity-like characteristics, and approximately 30% of the underlying fund's assets will be in short positions.

The portfolio managers diversify the underlying fund's portfolio positions across companies and industries, seeking to limit the potential adverse impact from any one stock or industry. The underlying fund is structured so that its sector weightings and risk characteristics, such as growth, size, quality and yield, are generally similar to those of the Standard & Poor's® 500 Composite Stock Price Index, the underlying fund's benchmark.

The underlying fund also may invest in ETFs and similarly structured pooled investments in order to provide exposure to certain equity markets while maintaining liquidity. The underlying fund also may engage in short sales of ETFs and similarly structured pooled investments.

Although not a principal investment strategy, the underlying fund may, but is not required to, use exchange-traded derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy. The fund also may enter into over-the-counter derivative transactions, such as forward contracts and swap agreements. The portfolio managers also may employ financial instruments, such as futures, options, forward contracts, swaps, ETFs and other derivative instruments, as an alternative to selling a security short. The underlying fund will be required to segregate liquid assets (or otherwise cover) in an amount equal to its obligations to purchase the securities it sells short, and with respect to its positions in certain derivatives. The requirement to segregate assets limits the underlying fund's leveraging of its investments. The use of leverage, however, may cause the underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

The underlying fund typically sells a security it is holding as a long position when the security no longer ranks favorably within its sector using the fund's quantitative computer modeling techniques, the portfolio managers believe that there has been a negative change in the fundamental factors surrounding the company, the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified. The underlying fund may close out a short position when the investment thesis has been realized, when the company's fundamentals or investment thesis has changed or when the portfolio manager identifies a more attractive opportunity.

Dynamic Large Cap Value Strategy

The portion of the fund's assets allocated to the Dynamic Large Cap Value Strategy normally is invested primarily in equity securities of companies of any market capitalization, although the strategy focuses on large cap companies. At times, this portion of the fund's assets may overweight industry and security positions, and invest in small cap companies, high-yield debt securities and private placements. The portfolio manager responsible for this portion of the fund's assets identifies potential investments through extensive quantitative and fundamental research. The portfolio manager responsible for the Dynamic Large Cap Value Strategy focuses on individual stock selection (a "bottom-up" approach), emphasizing three key factors:

• value: quantitative screens track traditional measures, such as price-to-earnings, price-to-book, and price-to-sales ratios, which are analyzed and compared against the market;

• sound business fundamentals: a company's balance sheet and income data are examined to determine the company's financial history; and

• positive business momentum: a company's earnings and forecast changes are analyzed and sales and earnings trends are reviewed to determine the company's financial condition or the presence of a catalyst that will trigger a price increase near- to mid-term.

The portfolio manager responsible for the Dynamic Large Cap Value Strategy typically sells a stock when the portfolio manager believes there is a more attractive alternative, the stock's valuation is excessive or there are deteriorating fundamentals, such as a loss of competitive advantage, a failure in management execution or deteriorating capital structure. The portfolio manager also may sell stocks when the portfolio manager's evaluation of a sector has changed.

Large Cap Growth Strategy

The portion of the fund's assets allocated to the Large Cap Growth Strategy normally is invested primarily in equity securities of large cap companies that are considered by the portfolio manager to be growth companies. The investment process for the Large Cap Growth Strategy is based on the premise that earnings growth is the primary determinant of long term stock appreciation. The portfolio manager responsible for the Large Cap Growth Strategy uses an approach that combines top-down and bottom-up analysis and focuses on "growth" stocks. Stock selection and sector allocation are both factors in determining the holdings for this portion of the fund's assets. Fundamental financial analysis is used to identify companies that the portfolio manager responsible for the Large Cap Growth Strategy believes offer one or more of the following characteristics, among others:

• expected earnings growth rate exceeds market and industry trends;

• potential for positive earnings surprise relative to market expectations;

• positive operational or financial catalysts;

• attractive valuation based on growth prospects; and

• strong financial condition.

The portfolio manager typically sells a security when the portfolio manager believes that there has been a negative change in the fundamental factors surrounding the company, sector weights change to reflect a revised macro-economic view, the company has become fully valued or a more attractive opportunity has been identified.

U.S. Large Cap Growth Strategy

The portion of the fund's assets allocated to the U.S. Large Cap Growth Strategy normally is invested primarily in equity securities of companies of any market capitalization, although the strategy focuses on large cap U.S. companies. Investments for the U.S. Large Cap Growth Strategy are selected by a team of core research analysts, with each analyst responsible for investments in his or her area of expertise. As the portfolio managers responsible for this portion of the fund's assets, these analysts utilize a fundamental, bottom-up research process to identify investments for the fund. The fund invests its assets allocated to the U.S. Large Cap Growth Strategy in those companies in which the analysts have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation. The analysts, under the direction of the director of the core research team, determine the allocations among market sectors. This portion of the fund's portfolio is structured so that its sector weightings generally are similar to those of the Russell 1000® Growth Index.

The portfolio managers responsible for the U.S. Large Cap Growth Strategy typically sell a security when the research analyst responsible for the investment believes there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued, or a more attractive opportunity has been identified.

The portion of the fund's assets allocated to the U.S. Large Cap Growth Strategy also may be invested in Dreyfus Research Growth Fund, Inc., a mutual fund advised by The Dreyfus Corporation and managed by the same portfolio managers responsible for the fund's U.S. Large Cap Growth Strategy using substantially similar investment strategies as those used in managing this portion of the fund's assets. The underlying fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal. To pursue its goals, the underlying fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks. The underlying fund may invest up to 25% of its assets in foreign securities. The underlying fund invests principally in common stocks, but its stock investments may include preferred stocks and convertible securities, including to a limited degree, those purchased in IPOs.

Although not a principal investment strategy, the underlying fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies) and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, or as part of a hedging strategy. The underlying fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities. The underlying fund also may invest in ETFs and similarly pooled investments in order to provide exposure to certain equity markets.

Income Stock Strategy

The portion of the fund's assets allocated to the Income Stock Strategy is invested in BNY Mellon Income Stock Fund, a mutual fund advised by the fund's investment adviser. The underlying fund seeks total return (consisting of capital appreciation and income). This objective may be changed without shareholder approval. To pursue its goal, the underlying fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The underlying fund seeks to focus on dividend-paying stocks and other investments and investment techniques that provide income. The underlying fund's portfolio manager chooses stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The underlying fund emphasizes those stocks with value characteristics, although it may also purchase growth stocks. The underlying fund's investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Dow Jones U.S. Select Dividend IndexSM (Dow Jones Index), which is comprised of 100 of the highest dividend-yielding securities (excluding REITs) in the Dow Jones U.S. Index, a broad-based index that is representative of the total U.S. equity market. The underlying fund's allocations, however, may differ from those of the Dow Jones Index. The underlying fund invests primarily in common stocks, but its stock investments also may include convertible securities (up to 10% of the underlying  fund's assets), preferred stocks (up to 10% of the underlying fund's assets), and American Depositary Receipts (ADRs), including those purchased in IPOs. The underlying fund also may invest in fixed-income securities and money market instruments.

In selecting securities, the underlying fund's portfolio manager uses a computer model to identify and rank stocks within an industry or sector, based on several characteristics, including:

•   value, or  how a stock is priced relative to its perceived intrinsic worth

• growth, in this case the sustainability or growth of earnings

• financial profile, which measures the financial health of the company

Next, based on fundamental analysis, the underlying fund's portfolio manager generally selects the most attractive of the higher ranked securities, drawing on a variety of sources, including internal research as well as Wall Street research, and company management.

Finally, the underlying fund's portfolio manager manages risk by diversifying across companies and industries, seeking to limit the potential adverse impact from any one stock or industry. The fund may at times overweight certain sectors in attempting to achieve higher yields.

The underlying fund typically sells a security when the company's potential dividend yield declines, the portfolio manager believes that there has been a negative change in the fundamental factors surrounding the company, the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

Although not a principal investment strategy, the underlying fund may, but currently does not intend to, use exchange-traded derivatives, such as futures (including those relating to stocks, indexes, foreign currencies and interest rates), as a substitute for investing directly in an underlying asset, to increase returns or income, to manage interest rate risk, or as part of a hedging strategy. The underlying fund also may enter into over-the-counter derivative transactions, such as forward contracts and swap agreements.

Appreciation Strategy

The portion of the fund's assets allocated to the Appreciation Strategy is invested in Dreyfus Appreciation Fund, Inc., a mutual fund advised by The Dreyfus Corporation and sub-advised by Fayez Sarofim & Co. The underlying fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue its goals, the underlying fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks. The underlying fund focuses on "blue chip" companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth.

In choosing stocks, the underlying fund's portfolio managers first identify economic sectors they believe will expand over the next three to five years or longer. Using fundamental analysis, the underlying fund's portfolio managers then seek companies within these sectors that have proven track records and dominant positions in their industries. The underlying fund also may invest in companies which the underlying fund's portfolio managers consider undervalued in terms of earnings, assets or growth prospects.

The underlying fund employs a "buy-and-hold" investment strategy, which generally has resulted in an annual portfolio turnover of below 15%. A low portfolio turnover rate helps reduce the underlying fund's trading costs and minimizes tax liability by limiting the distribution of capital gains.

The underlying fund typically sells a stock when the portfolio managers believe there is a significant adverse change in a company's business fundamentals that may lead to a sustained impairment in earnings power.

Large Cap Dividend Strategy

The portion of the fund's assets allocated to the Large Cap Dividend Strategy normally is invested primarily in equity securities, focusing on dividend-paying stocks and other investments and investment techniques that provide income. The portfolio manager responsible for the Large Cap Dividend Strategy chooses securities through a disciplined investment process that combines fundamental analysis and risk management. The Large Cap Dividend Strategy emphasizes those securities with above market average yield, although the portfolio manager may purchase those securities with low or no dividend. This portion of the fund's assets may be invested in the stocks of companies of any size, although the strategy focuses on large cap companies. The investment process for the Large Cap Dividend Strategy is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Dow Jones U.S. Select Dividend IndexSM (Dow Jones Index), which is comprised of 100 of the highest dividend-yielding securities (excluding REITs) in the Dow Jones U.S. Index, a broad-based index that is representative of the total U.S. equity market. The Large Cap Dividend Strategy's allocations, however, may differ from those of the Dow Jones Index. The fund invests its assets allocated to the Large Cap Dividend Strategy in common stocks, but such investments also may include convertible securities (up to 25% of the fund's assets allocated to this strategy), preferred stocks (up to 25% of the fund's assets allocated to this strategy), REITs (up to 25% of the fund's assets allocated to this strategy) and ADRs (up to 25% of the fund's assets allocated to this strategy), including those purchased in IPOs. The fund's assets allocated to the Large Cap Dividend Strategy also may be invested in fixed-income securities and money market instruments.

In selecting securities, the portfolio manager responsible for the Large Cap Dividend Strategy screens the universe of large cap companies focusing on those with above average dividend yield. The portfolio manager assesses the outlook for earnings and dividend growth among these companies. Next, based on fundamental analysis, the portfolio manager selects the most attractive securities, drawing on a variety of sources, including internal research as well as Wall Street research, and company management.

Finally, the portfolio manager responsible for the Large Cap Dividend Strategy manages risk by diversifying across companies and industries, seeking to limit the potential adverse impact from any one stock or industry. The Large Cap Dividend Strategy may at times overweight certain sectors in attempting to achieve higher yields.

The portfolio manager responsible for the Large Cap Dividend Strategy typically sells a security when the company's potential dividend yield declines, the portfolio manager believes that there has been a negative change in the fundamental factors surrounding the company, the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

The fund seeks long-term capital appreciation. The fund's investment objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large cap companies. The fund currently considers large cap companies to be those companies with total market capitalizations of $5 billion or more at the time of purchase. The fund normally allocates its assets among multiple investment strategies employed by the fund's investment adviser or its affiliates that invest primarily in equity securities issued by large cap companies. The fund is designed to provide exposure to various large cap equity portfolio managers and investment strategies and styles and uses tax-sensitive strategies to reduce the impact of federal and state income taxes on the fund's after tax returns. The fund invests directly in securities or in other mutual funds advised by the fund's investment adviser or its affiliates, referred to as underlying funds, which in turn may invest directly in securities as described below. The fund invests primarily in common stocks, but the fund's equity investments also may include preferred stocks, convertible securities, depositary receipts and warrants. The fund also may invest in exchange-traded funds (ETFs) and similarly structured pooled investments. Although the fund typically invests in seasoned issuers, it may purchase securities of companies in initial public offerings (IPOs) or shortly thereafter. The fund may invest up to 25% of its assets in the equity securities of foreign issuers, including those in emerging market countries. Emerging markets generally include all countries represented by the Morgan Stanley Capital International Emerging Markets Index, or any other country that the fund's portfolio manager believes has an emerging economy or market.

The investment adviser determines the investment strategies, including whether to implement such strategy by investing directly in securities or through an underlying fund, and sets the target allocations. The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the date of this prospectus were as follows:

Investment Strategy	Target	Range
Large Cap Core Strategy	20%	20% to 50%
Large Cap Tax-Sensitive Strategy	25%	20% to 60%
Focused Equity Strategy	20%	0% to 30%
U.S. Large Cap Equity Strategy	23%	0% to 30%
U.S. Core Equity 130/30 Strategy	7%	0% to 30%
Dynamic Large Cap Value Strategy	0%	0% to 30%
Large Cap Growth Strategy	0%	0% to 30%
U.S. Large Cap Growth Strategy	5%	0% to 30%
Income Stock Strategy	0%	0% to 30%
Appreciation Strategy	0%	0% to 30%
Large Cap Dividend Strategy	0%	0% to 30%

The investment strategies and the target weightings and ranges have been selected for investment over longer time periods, but may be changed without shareholder approval or prior notice. The target weightings will deviate over the short term because of market movements and fund cash flows. The target weightings do not reflect the fund's working cash balance — a portion of the fund's portfolio will be held in cash due to purchase and redemption activity and other short term cash needs. The investment adviser normally considers reallocating the fund's investments at least quarterly, but may do so more often in response to market conditions. Any changes to the investment strategies (including to any underlying funds) or the allocation weightings may be implemented over a reasonable period of time. The investment adviser has the discretion to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund, and the target allocations and ranges when the investment adviser deems it appropriate. To the extent an underlying fund offers multiple classes of shares, the fund will purchase shares of the class with the lowest expense ratio and without a sales load.

The fund's investment adviser monitors the portfolio trading activity within the investment strategies to promote tax efficiency and avoid wash sale transactions, and executes all purchases and sales of portfolio securities of the fund. The fund will seek to reduce the impact of federal and state income taxes on the fund's after-tax returns by using certain tax-sensitive strategies, which include for the fund as a whole generally selling first the highest cost securities to reduce the amount of any capital gain and preferring the sale of securities producing long-term capital gains to those producing short-term capital gains. Although the fund uses certain tax-sensitive strategies, the fund does not have any limitations regarding portfolio turnover and the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

Although not a principal investment strategy, the fund may, but is not required to, use exchange-traded derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk or as part of a hedging strategy. The fund also may enter into over-the-counter derivative transactions, such as forward contracts and swap agreements. The fund also may engage in short-selling.

Description of the Investment Strategies

The following describes the investment strategies employed by the portfolio managers in choosing investments for the fund or the underlying fund in which the fund invests.

Large Cap Core Strategy

The portion of the fund's assets allocated to the Large Cap Core Strategy normally is invested primarily in equity securities of large, established companies that the portfolio manager believes have proven track records and the potential for superior relative earnings growth. The investment process for the Large Cap Core Strategy begins with a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors. Next, using a bottom-up approach, fundamental research is used to identify companies that the portfolio manager responsible for the Large Cap Core Strategy believes offer one or more of the following characteristics, among others:

• earnings power unrecognized by the market;

• sustainable revenue and cash flow growth;

• positive operational and/or financial catalysts;

• attractive relative value versus history and peers; and

• strong or improving financial condition.

The portfolio manager typically sells a security when the portfolio manager believes that there has been a negative change in the fundamental factors surrounding the company, sector weights change to reflect a revised macro-economic view, the company has become fully valued or a more attractive opportunity has been identified.

Large Cap Tax-Sensitive Strategy

The portion of the fund's assets allocated to the Large Cap Tax-Sensitive Strategy normally is invested primarily in equity securities of large cap companies included in the Standard & Poor's® 500 Composite Stock Price Index (S&P 500). In selecting securities for the Large Cap Tax-Sensitive Strategy, the portfolio manager uses an optimization program to establish portfolio characteristics and risk factors that the portfolio manager determines are within an acceptable range of the S&P 500. The Large Cap Tax-Sensitive Strategy does not seek to add value through active security selection, nor does it target index replication. The portfolio manager responsible for the Large Cap Tax-Sensitive Strategy seeks to actively and opportunistically realize capital gains and/or losses within this strategy as determined to be appropriate to improve the tax-sensitivity of the portfolio's investment performance. The Large Cap Tax-Sensitive Strategy may realize losses to offset gains incurred as a result of more closely aligning the portfolio with the characteristics of the S&P 500, or to allow more flexibility for offsetting gains incurred through subsequent rebalancing of the portfolio. The Large Cap Tax-Sensitive Strategy is not characterized by low turnover.

The portfolio manager responsible for the Large Cap Tax-Sensitive Strategy assesses both portfolio risk and tax considerations, analyzing the portfolio's realized and unrealized gains and losses, as well as the impact of market movements. The portfolio manager rebalances this portion of the fund's portfolio opportunistically, as the portfolio manager determines, based on the tradeoff between portfolio risk characteristics and realized and unrealized capital gains or losses. In addition, the portfolio manager responsible for the Large Cap Tax-Sensitive Strategy monitors trading activity for the fund as a whole to avoid wash sale transactions (i.e., selling a security at a loss, and within 30 days before or after the sale acquiring the same security, causing the loss to be disallowed and the security's basis adjusted), and may seek to offset any realized capital gains of the fund's other investment strategies.

Focused Equity Strategy

The portion of the fund's assets allocated to the Focused Equity Strategy normally is invested in approximately 25-30 companies that are considered by the portfolio manager to be positioned for long-term earnings growth. This portion of the fund's assets may be invested in the stocks of companies of any size, although the strategy focuses on large cap companies. Fund assets allocated to the Focused Equity Strategy are invested primarily in equity securities of U.S. issuers.

The investment process for the Focused Equity Strategy begins with a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors. The portfolio manager responsible for the Focused Equity Strategy seeks to develop strategic investment themes and identify secular and cyclical changes within sectors and industries. The goal is to determine those sectors and industries most likely to benefit from trends that are identified, with a focus on those sectors and industries that the portfolio manager believes have the most attractive growth outlook.

Next, the portfolio manager responsible for the Focused Equity Strategy uses a bottom-up, fundamental approach to analyze individual companies in the sectors and industries identified as most attractive given the competitive landscape and business trends. The portfolio manager conducts a thorough assessment of company fundamentals and seeks to meet regularly with company management and to validate growth expectations through suppliers, customers and industry sources. The goal is to identify companies that the portfolio manager believes offer one or more of the following characteristics, among others:

• earnings power that is either unrecognized or underestimated by the market;

• sustainable revenue and cash flow;

• positive operational or financial catalysts;

• attractive valuation based on growth prospects; and

• strong or improving financial condition.

The portfolio manager responsible for the Focused Equity Strategy then selects the 25-30 best opportunities from the companies identified in the prior step.

With respect to the portion of the fund's assets allocated to the Focused Equity Strategy, the portfolio manager monitors sector and security weightings and regularly evaluates the risk-adjusted returns to manage the risk profile of this portion of the fund's assets. The portfolio manager adjusts exposure limits as necessary. The portfolio manager typically sells a security when the portfolio manager believes that the investment themes, such as economic, regulatory or social changes that could impact a company's fundamentals, have changed, or there has been a negative change in the fundamental factors surrounding the company, sector weights change to reflect a revised macro-economic view, the company has become fully valued or a more attractive opportunity has been identified.

U.S. Large Cap Equity Strategy

Walter Scott & Partners Limited (Walter Scott), an affiliate of the fund's investment adviser, is the fund's sub-investment adviser responsible for the portion of the fund's assets allocated to the U.S. Large Cap Equity Strategy. This portion of the fund's assets normally is invested primarily in equity securities of companies located in the United States of any market capitalization, although the strategy focuses on large cap companies. Walter Scott seeks investment opportunities in companies with the financial, operational and strategic strengths to underpin the potential for sustainable growth. Walter Scott focuses on individual stock selection, building a portfolio from the bottom up through extensive fundamental research. Market capitalization and sector allocations are results of, not part of, the investment process.

The investment process for the U.S. Large Cap Equity Strategy begins with the screening of reported company financials. Companies that meet certain broad absolute and trend criteria are candidates for more detailed financial analysis. For these companies, Walter Scott restates the company's income statement, flow of funds, and balance sheet to a cash basis. This analysis assists Walter Scott in identifying the nature of operating margin and value added, the variables contributing to value added, the operating efficiencies, the working capital management, the profitability and the financing model of the company. If a company passes Walter Scott's more stringent financial criteria, Walter Scott then conducts a detailed investigation of the company's products, cost and pricing, competition and industry position and outlook. Walter Scott may visit companies that meet its collective criteria with a view to understanding whether the company has the ability to generate sustained growth in the future. Walter Scott uses various valuation measures, including price-to-earnings ratio versus growth rate, price-to-cash and price-to-book. The fund's portfolio managers responsible for the U.S. Large Cap Equity Strategy select those stocks that meet Walter Scott's criteria where the expected growth rate is available at reasonable valuations. A buy proposal must obtain unanimous backing from the Walter Scott portfolio management team while a sell decision requires one dissenting voice.

Walter Scott believes that a patient investment approach is necessary to give the companies in which the fund invests an opportunity to realize their growth potential. Accordingly, it is expected that the portion of the fund's assets allocated to the U.S. Large Cap Equity Strategy typically will maintain a low annual portfolio turnover rate.

Walter Scott typically sells a stock when it no longer possesses the characteristics that caused its purchase. A stock may be a sell candidate when its valuation reaches or exceeds its calculated fair value, or there are deteriorating fundamentals. Walter Scott may reduce the weighting of a stock held by the fund pursuant to this strategy if it becomes overweighted as determined by Walter Scott.

U.S. Core Equity 130/30 Strategy

The portion of the fund's assets allocated to the U.S. Core Equity 130/30 Strategy is invested in BNY Mellon U.S. Core Equity 130/30 Fund, a mutual fund advised by the fund's investment adviser. The underlying fund seeks capital appreciation. This objective may be changed without shareholder approval. To pursue its goal, the underlying fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The underlying fund focuses on growth and value stocks of large cap companies. The underlying fund takes both long and short positions in stocks chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The underlying fund invests principally in common stocks, but its equity investments also may include preferred stocks, convertible securities, warrants and securities issued by real estate investment trusts (REITs). REITs are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate. Although the underlying fund typically invests in seasoned issuers, it may purchase securities of companies in IPOs or shortly thereafter.

In selecting securities, the underlying fund's portfolio managers use a proprietary computer model to identify and rank stocks within an industry or sector, based on several characteristics, including:

• value, or how a stock is priced relative to its perceived intrinsic worth;

• growth, in this case the sustainability or growth of earnings; and

• financial profile, which measures the financial health of the company.

Next, based on fundamental analysis, the portfolio managers generally select to buy "long" the most attractive of the higher ranked securities, drawing on a variety of sources, including internal research as well as Wall Street research, and company management.

The portfolio managers generally select to sell "short" those stocks identified by the computer model and fundamental analysis as being likely to underperform. The underlying fund reinvests the proceeds from its short sales by taking additional long positions in stocks. This investment technique is known as "leverage," which increases risk and may magnify the underlying fund's gains or losses.

When the underlying fund takes a long position, it purchases the stock outright in anticipation of an increase in the market price of the stock. When the underlying fund takes a short position, it sells at the current market price a stock it has borrowed in anticipation of a decline in the market price of the stock. Normally, up to 130% of the underlying fund's assets will be in long positions in stocks and, to a limited extent, securities with equity-like characteristics, and approximately 30% of the underlying fund's assets will be in short positions.

The portfolio managers diversify the underlying fund's portfolio positions across companies and industries, seeking to limit the potential adverse impact from any one stock or industry. The underlying fund is structured so that its sector weightings and risk characteristics, such as growth, size, quality and yield, are generally similar to those of the S&P 500, the underlying fund's benchmark.

The underlying fund also may invest in ETFs and similarly structured pooled investments in order to provide exposure to certain equity markets while maintaining liquidity. The underlying fund also may engage in short sales of ETFs and similarly structured pooled investments.

Although not a principal investment strategy, the underlying fund may, but is not required to, use exchange-traded derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy. The fund also may enter into over-the-counter derivative transactions, such as forward contracts and swap agreements. The portfolio managers also may employ financial instruments, such as futures, options, forward contracts, swaps, ETFs and other derivative instruments, as an alternative to selling a security short. The underlying fund will be required to segregate liquid assets (or otherwise cover) in an amount equal to its obligations to purchase the securities it sells short, and with respect to its positions in certain derivatives. The requirement to segregate assets limits the underlying fund's leveraging of its investments. The use of leverage, however, may cause the underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

The underlying fund typically sells a security it is holding as a long position when the security no longer ranks favorably within its sector using the fund's quantitative computer modeling techniques, the portfolio managers believe that there has been a negative change in the fundamental factors surrounding the company, the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified. The underlying fund may close out a short position when the investment thesis has been realized, when the company's fundamentals or investment thesis has changed or when the portfolio manager identifies a more attractive opportunity.

Dynamic Large Cap Value Strategy

The portion of the fund's assets allocated to the Dynamic Large Cap Value Strategy normally is invested primarily in equity securities of companies of any market capitalization, although the strategy focuses on large cap companies. At times, this portion of the fund's assets may overweight industry and security positions, and invest in small cap companies, high-yield debt securities and private placements. The portfolio manager responsible for this portion of the fund's assets identifies potential investments through extensive quantitative and fundamental research. The portfolio manager responsible for the Dynamic Large Cap Value Strategy focuses on individual stock selection (a "bottom-up" approach), emphasizing three key factors:

• value: quantitative screens track traditional measures, such as price-to-earnings, price-to-book, and price-to-sales ratios, which are analyzed and compared against the market;

• sound business fundamentals: a company's balance sheet and income data are examined to determine the company's financial history; and

• positive business momentum: a company's earnings and forecast changes are analyzed and sales and earnings trends are reviewed to determine the company's financial condition or the presence of a catalyst that will trigger a price increase near- to mid-term.

The portfolio manager responsible for the Dynamic Large Cap Value Strategy typically sells a stock when the portfolio manager believes there is a more attractive alternative, the stock's valuation is excessive or there are deteriorating fundamentals, such as a loss of competitive advantage, a failure in management execution or deteriorating capital structure. The portfolio manager also may sell stocks when the portfolio manager's evaluation of a sector has changed.

Large Cap Growth Strategy

The portion of the fund's assets allocated to the Large Cap Growth Strategy normally is invested primarily in equity securities of large cap companies that are considered by the portfolio manager to be growth companies. The investment process for the Large Cap Growth Strategy is based on the premise that earnings growth is the primary determinant of long term stock appreciation. The portfolio manager responsible for the Large Cap Growth Strategy uses an approach that combines top-down and bottom-up analysis and focuses on "growth" stocks. Stock selection and sector allocation are both factors in determining the holdings for this portion of the fund's assets. Fundamental financial analysis is used to identify companies that the portfolio manager responsible for the Large Cap Growth Strategy believes offer one or more of the following characteristics, among others:

• expected earnings growth rate exceeds market and industry trends;

• potential for positive earnings surprise relative to market expectations;

• positive operational or financial catalysts;

• attractive valuation based on growth prospects; and

• strong financial condition.

The portfolio manager typically sells a security when the portfolio manager believes that there has been a negative change in the fundamental factors surrounding the company, sector weights change to reflect a revised macro-economic view, the company has become fully valued or a more attractive opportunity has been identified.

U.S. Large Cap Growth Strategy

The portion of the fund's assets allocated to the U.S. Large Cap Growth Strategy normally is invested primarily in equity securities of companies of any market capitalization, although the strategy focuses on large cap U.S. companies. Investments for the U.S. Large Cap Growth Strategy are selected by a team of core research analysts, with each analyst responsible for investments in his or her area of expertise. As the portfolio managers responsible for this portion of the fund's assets, these analysts utilize a fundamental, bottom-up research process to identify investments for the fund. The fund invests its assets allocated to the U.S. Large Cap Growth Strategy in those companies in which the analysts have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation. The analysts, under the direction of the director of the core research team, determine the allocations among market sectors. This portion of the fund's portfolio is structured so that its sector weightings generally are similar to those of the Russell 1000® Growth Index.

The portfolio managers responsible for the U.S. Large Cap Growth Strategy typically sell a security when the research analyst responsible for the investment believes there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued, or a more attractive opportunity has been identified.

The portion of the fund's assets allocated to the U.S. Large Cap Growth Strategy also may be invested in Dreyfus Research Growth Fund, Inc., a mutual fund advised by The Dreyfus Corporation and managed by the same portfolio managers responsible for the fund's U.S. Large Cap Growth Strategy using substantially similar investment strategies as those used in managing this portion of the fund's assets. The underlying fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal. To pursue its goals, the underlying fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks. The underlying fund may invest up to 25% of its assets in foreign securities. The underlying fund invests principally in common stocks, but its stock investments may include preferred stocks and convertible securities, including to a limited degree, those purchased in IPOs.

Although not a principal investment strategy, the underlying fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies) and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, or as part of a hedging strategy. The underlying fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities. The underlying fund also may invest in ETFs and similarly pooled investments in order to provide exposure to certain equity markets.

Income Stock Strategy

The portion of the fund's assets allocated to the Income Stock Strategy is invested in BNY Mellon Income Stock Fund, a mutual fund advised by the fund's investment adviser. The underlying fund seeks total return (consisting of capital appreciation and income). This objective may be changed without shareholder approval. To pursue its goal, the underlying fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks.  The underlying fund seeks to focus on dividend-paying stocks and other investments and investment techniques that provide income. The underlying fund's portfolio manager chooses stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The underlying fund emphasizes those stocks with value characteristics, although it may also purchase growth stocks. The underlying fund's investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Dow Jones U.S. Select Dividend IndexSM (Dow Jones Index), which is comprised of 100 of the highest dividend-yielding securities (excluding REITs) in the Dow Jones U.S. Index, a broad-based index that is representative of the total U.S. equity market. The underlying fund's allocations, however, may differ from those of the Dow Jones Index. The underlying  fund invests primarily in common stocks, but its stock investments also may include convertible securities (up to 10% of the underlying fund's assets), preferred stocks (up to 10% of the underlying fund's assets), and American Depositary Receipts (ADRs), including those purchased in IPOs. The underlying fund also may invest in fixed-income securities and money market instruments.

In selecting securities, the underlying fund's portfolio manager uses a computer model to identify and rank stocks within an industry or sector, based on several characteristics, including:

•   value, or  how a stock is priced relative to its perceived intrinsic worth

• growth, in this case the sustainability or growth of earnings

• financial profile, which measures the financial health of the company

Next, based on fundamental analysis, the underlying fund's portfolio manager generally selects the most attractive of the higher ranked securities, drawing on a variety of sources, including internal research as well as Wall Street research, and company management.

Finally, the underlying fund's portfolio manager manages risk by diversifying across companies and industries, seeking to limit the potential adverse impact from any one stock or industry. The fund may at times overweight certain sectors in attempting to achieve higher yields.

The underlying fund typically sells a security when the company's potential dividend yield declines, the portfolio manager believes that there has been a negative change in the fundamental factors surrounding the company, the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

Although not a principal investment strategy, the underlying fund may, but currently does not intend to, use exchange-traded derivatives, such as futures (including those relating to stocks, indexes, foreign currencies and interest rates), as a substitute for investing directly in an underlying asset, to increase returns or income, to manage interest rate risk, or as part of a hedging strategy. The underlying fund also may enter into over-the-counter derivative transactions, such as forward contracts and swap agreements.

Appreciation Strategy

The portion of the fund's assets allocated to the Appreciation Strategy is invested in Dreyfus Appreciation Fund, Inc., a mutual fund advised by The Dreyfus Corporation and sub-advised by Fayez Sarofim & Co. The underlying fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue its goals, the underlying fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks. The underlying fund focuses on "blue chip" companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth.

In choosing stocks, the underlying fund's portfolio managers first identify economic sectors they believe will expand over the next three to five years or longer. Using fundamental analysis, the underlying fund's portfolio managers then seek companies within these sectors that have proven track records and dominant positions in their industries. The underlying fund also may invest in companies which the underlying fund's portfolio managers consider undervalued in terms of earnings, assets or growth prospects.

The underlying fund employs a "buy-and-hold" investment strategy, which generally has resulted in an annual portfolio turnover of below 15%. A low portfolio turnover rate helps reduce the underlying fund's trading costs and minimizes tax liability by limiting the distribution of capital gains.

The underlying fund typically sells a stock when the portfolio managers believe there is a significant adverse change in a company's business fundamentals that may lead to a sustained impairment in earnings power.

Large Cap Dividend Strategy

The portion of the fund's assets allocated to the Large Cap Dividend Strategy normally is invested primarily in equity securities, focusing on dividend-paying stocks and other investments and investment techniques that provide income. The portfolio manager responsible for the Large Cap Dividend Strategy chooses securities through a disciplined investment process that combines fundamental analysis and risk management. The Large Cap Dividend Strategy emphasizes those securities with above market average yield, although the portfolio manager may purchase those securities with low or no dividend. This portion of the fund's assets may be invested in the stocks of companies of any size, although the strategy focuses on large cap companies. The investment process for the Large Cap Dividend Strategy is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Dow Jones U.S. Select Dividend IndexSM (Dow Jones Index), which is comprised of 100 of the highest dividend-yielding securities (excluding REITs) in the Dow Jones U.S. Index, a broad-based index that is representative of the total U.S. equity market. The Large Cap Dividend Strategy's allocations, however, may differ from those of the Dow Jones Index. The fund invests its assets allocated to the Large Cap Dividend Strategy in common stocks, but such investments also may include convertible securities (up to 25% of the fund's assets allocated to this strategy), preferred stocks (up to 25% of the fund's assets allocated to this strategy), REITs (up to 25% of the fund's assets allocated to this strategy) and ADRs (up to 25% of the fund's assets allocated to this strategy), including those purchased in IPOs. The fund's assets allocated to the Large Cap Dividend Strategy also may be invested in fixed-income securities and money market instruments.

In selecting securities, the portfolio manager responsible for the Large Cap Dividend Strategy screens the universe of large cap companies focusing on those with above average dividend yield. The portfolio manager assesses the outlook for earnings and dividend growth among these companies. Next, based on fundamental analysis, the portfolio manager selects the most attractive securities, drawing on a variety of sources, including internal research as well as Wall Street research, and company management.

Finally, the portfolio manager responsible for the Large Cap Dividend Strategy manages risk by diversifying across companies and industries, seeking to limit the potential adverse impact from any one stock or industry. The Large Cap Dividend Strategy may at times overweight certain sectors in attempting to achieve higher yields.

The portfolio manager responsible for the Large Cap Dividend Strategy typically sells a security when the company's potential dividend yield declines, the portfolio manager believes that there has been a negative change in the fundamental factors surrounding the company, the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

BNY Mellon Income Stock Fund

The fund seeks total return (consisting of capital appreciation and income). This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks. The fund seeks to focus on dividend-paying stocks and other investments and investment techniques that provide income. The investment adviser chooses stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The fund emphasizes those stocks with value characteristics, although it may also purchase growth stocks. The fund's investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Dow Jones U.S. Select Dividend IndexSM (Dow Jones Index), which is comprised of 100 of the highest dividend-yielding securities (excluding REITs) in the Dow Jones U.S. Index, a broad-based index that is representative of the total U.S. equity market. The fund's allocations, however, may differ from those of the Dow Jones Index. The fund invests primarily in common stocks, but the fund's stock investments also may include convertible securities (up to 10% of the fund's assets), preferred stocks (up to 10% of the fund's assets), and American Depositary Receipts (ADRs), including those purchased in initial public offerings (IPOs). The fund also may invest in fixed-income securities and money market instruments.

In selecting securities, the investment adviser uses a computer model to identify and rank stocks within an industry or sector, based on several characteristics, including:

• value, or how a stock is priced relative to its perceived intrinsic worth

• growth, in this case the sustainability or growth of earnings

• financial profile, which measures the financial health of the company

Next, based on fundamental analysis, the investment adviser generally selects the most attractive of the higher ranked securities, drawing on a variety of sources, including internal research as well as Wall Street research, and company management.

Finally, the investment adviser manages risk by diversifying across companies and industries, seeking to limit the potential adverse impact from any one stock or industry. The fund may at times overweight certain sectors in attempting to achieve higher yields.

The fund typically sells a security when the company's potential dividend yield declines, the portfolio manager believes that there has been a negative change in the fundamental factors surrounding the company, the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

Although not a principal investment strategy, the fund may, but currently does not intend to, use exchange-traded derivatives, such as futures (including those relating to stocks, indexes, foreign currencies and interest rates), as a substitute for investing directly in an underlying asset, to increase returns or income, to manage interest rate risk, or as part of a hedging strategy. The fund also may enter into over-the-counter derivative transactions, such as forward contracts and swap agreements.

BNY Mellon Mid Cap Multi-Strategy Fund

The fund seeks capital appreciation. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of mid cap companies. The fund currently considers mid cap companies to be those companies with market capitalizations, at the time of purchase, that are within the market capitalization range of companies comprising the Russell Midcap® Index. The fund normally allocates its assets among multiple investment strategies employed by the fund's investment adviser and an unaffiliated sub-investment adviser that invest primarily in equity securities issued by mid cap companies. The fund is designed to provide exposure to various mid cap equity portfolio managers and investment strategies and styles. The fund invests principally in common stocks, but its equity investments also may include preferred stocks, convertible securities, American Depositary Receipts (ADRs) and warrants, including those purchased in initial public offerings (IPOs) or shortly thereafter. The fund also may invest in publicly-traded real estate investment trust securities (REITs) and exchange-traded funds (ETFs) and similarly structured pooled investments. The fund may invest up to 15% of its assets in the equity securities of foreign issuers, including those in emerging market countries.

The investment adviser determines the investment strategies and sets the target allocations. The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the date of this prospectus were as follows:

Investment Strategy	Target	Range
Mid Cap Tax-Sensitive Core Strategy	45%	0% to 60%
Opportunistic Mid Cap Value Strategy	20%	0% to 35%
Mid Cap Growth Strategy	15%	0% to 35%
Robeco Mid Cap Value Strategy	20%	0% to 35%

The Mid Cap Tax-Sensitive Core Strategy is employed by the fund's investment adviser, the Opportunistic Mid Cap Value Strategy and the Mid Cap Growth Strategy are employed by the fund's investment adviser using a proprietary investment process of The Boston Company Asset Management, LLC (TBCAM), an affiliate of the fund's investment adviser, and the Robeco Mid Cap Value Strategy is employed by an unaffiliated sub-investment adviser, namely, Robeco Investment Management, Inc. (Robeco).

The investment strategies and the target weightings and ranges have been selected for investment over longer time periods, but may be changed without shareholder approval or prior notice. The target weightings will deviate over the short term because of market movements and fund cash flows. The target weightings do not reflect the fund's working cash balance — a portion of the fund's portfolio will be held in cash due to purchase and redemption activity and other short term cash needs. The investment adviser normally considers reallocating the fund's investments at least quarterly, but may do so more often in response to market conditions. Any changes to the investment strategies or the allocation weightings may be implemented over a reasonable period of time. The investment adviser has the discretion to change the investment strategies and the target allocations and ranges when the investment adviser deems it appropriate.

Although not a principal investment strategy, the fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies), and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk or as part of a hedging strategy.

The Russell Midcap Index, the fund's primary benchmark, is an unmanaged index designed to measure the performance of the mid cap segment of the U.S. stock market. As of May 31, 2012, the index’s most recent reconstitution date, the market capitalization range of companies comprising the Russell Midcap Index was between approximately $1.4 billion and $17.4 billion, and the weighted average and median market capitalizations of the Russell Midcap Index were approximately $8.1 billion and $4.1 billion, respectively. The market capitalization range may fluctuate depending on changes in the value of the stock market as a whole. Because the fund may continue to hold a security whose market capitalization increases or decreases, a substantial portion of the fund's holdings may have market capitalizations outside the range of the Russell Midcap Index at any given time.

Description of the Investment Strategies

The following describes the investment strategies employed by the portfolio managers in choosing investments for the fund.

Mid Cap Tax-Sensitive Core Strategy

The portion of the fund's assets allocated to the Mid Cap Tax-Sensitive Core Strategy normally is invested primarily in equity securities of mid cap companies included in the Russell Midcap Index. In selecting securities for the Mid Cap Tax-Sensitive Core Strategy, the portfolio manager uses an optimization program to establish portfolio characteristics and risk factors that the portfolio manager determines are within an acceptable range of the Russell Midcap Index. The Mid Cap Tax-Sensitive Core Strategy does not seek to add value through active security selection, nor does it target index replication. The portfolio manager responsible for the Mid Cap Tax-Sensitive Core Strategy seeks to actively and opportunistically realize capital gains and/or losses within this strategy as determined to be appropriate to improve the tax-sensitivity of the portfolio's investment performance. The Mid Cap Tax-Sensitive Core Strategy may realize losses to offset gains incurred as a result of more closely aligning the portfolio with the characteristics of the Russell Midcap Index, or to allow more flexibility for offsetting gains incurred through subsequent rebalancing of the portfolio. In addition, the Mid Cap Tax-Sensitive Core Strategy may realize capital losses to offset any realized capital gains of the fund's other investment strategies. The Mid Cap Tax-Sensitive Core Strategy is not characterized by low portfolio turnover.

The portfolio manager responsible for the Mid Cap Tax-Sensitive Core Strategy assesses both portfolio risk and tax considerations, analyzing the realized and unrealized gains and losses of this portion of the fund's portfolio, as well as the impact of market movements. The portfolio manager rebalances this portion of the fund's portfolio opportunistically, as the portfolio manager determines, based on the tradeoff between portfolio risk characteristics and realized and unrealized capital gains or losses.

Opportunistic Mid Cap Value Strategy

The portion of the fund's assets allocated to the Opportunistic Mid Cap Value Strategy normally is invested primarily in equity securities of mid cap value companies. In constructing this portion of the fund's portfolio, the portfolio managers use an opportunistic value approach to identify stocks whose current market prices trade at a large discount to their intrinsic value, as calculated by the portfolio managers. Intrinsic value is based on the combination of the valuation assessment of the company's operating divisions with its economic balance sheet. The opportunistic value style attempts to benefit from valuation inefficiencies and underappreciated fundamental prospects present in the marketplace. To do this, the portfolio managers use mid-cycle estimates, growth prospects, the identification of a revaluation catalyst and competitive advantages as some of the factors in the valuation assessment. Additionally, a company's stated and hidden liabilities and assets are included in the portfolio managers' economic balance sheet calculation for the company. For this portion of its portfolio, the fund generally seeks exposure to stocks and sectors that the portfolio managers perceive to be attractive from a valuation and fundamental standpoint.

The sector weightings and risk characteristics for this portion of the fund's portfolio are a result of bottom-up fundamental analysis and may vary at any given time from those of the Russell Midcap® Value Index, the benchmark for the portfolio managers responsible for the Opportunistic Mid Cap Value Strategy. The Russell Midcap Value Index includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The portfolio managers responsible for the Opportunistic Mid Cap Value Strategy typically sell a security when, in the portfolio managers' view, it approaches its intrinsic value, a significant deterioration of fundamental expectations develops, the revaluation catalyst becomes impaired or a better risk/reward opportunity is presented in the marketplace.

Mid Cap Growth Strategy

The portion of the fund's assets allocated to the Mid Cap Growth Strategy normally is invested primarily in equity securities of mid cap companies with favorable growth prospects. In constructing this portion of the fund's portfolio, the portfolio managers use a "growth style" of investing, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time. The portfolio managers use a consistent, bottom-up approach which emphasizes individual stock selection. The portfolio managers go beyond Wall Street analysis and perform intensive qualitative and quantitative in-house research to determine whether companies meet the Mid Cap Growth Strategy's investment criteria. The portfolio managers monitor the securities in the portion of the fund's assets allocated to the Mid Cap Growth Strategy, and will consider selling a security if the issuer's business momentum deteriorates or valuation becomes excessive. The portfolio managers responsible for the Mid Cap Growth Strategy also may sell a security if an event occurs that contradicts the portfolio managers' rationale for owning it, such as deterioration in the company's financial fundamentals. In addition, the portfolio managers may sell a security if better investment opportunities emerge elsewhere or if the fund's industry or sector weightings change.

The portion of the fund's assets allocated to the Mid Cap Growth Strategy does not have any limitations regarding portfolio turnover, and may have portfolio turnover rates significantly in excess of 100%. The benchmark for the portfolio managers responsible for the Mid Cap Growth Strategy is the Russell Midcap® Growth Index, which includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Robeco Mid Cap Value Strategy

Robeco is the fund's sub-investment adviser responsible for the portion of the fund's assets allocated to the Robeco Mid Cap Value Strategy. Robeco is not affiliated with the fund's investment adviser. The portion of the fund's assets allocated to the Robeco Mid Cap Value Strategy normally is invested in a diversified portfolio of mid cap stocks identified by Robeco as having value characteristics. Robeco employs a fundamental bottom-up, disciplined value investment process. Valuation, fundamentals and momentum are analyzed using a bottom-up blend of qualitative and quantitative inputs. Robeco examines various factors in determining the value characteristics of issuers, including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer's operating and financial fundamentals, such as return on equity and earnings growth and cash flow. Robeco also looks for an identifiable catalyst for positive change that has not been priced into the issuer's stock. Robeco then studies trends in industries and companies, earnings power and growth and other investment criteria. Robeco will sell a security when Robeco determines it has appreciated to the price target, the issuer has weakening business fundamentals or there is a reversal of the catalyst.

The benchmark for the portfolio managers responsible for the Robeco Mid Cap Value Strategy is the Russell Midcap Value Index, which includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

BNY Mellon Small Cap Multi-Strategy Fund

The fund seeks capital appreciation. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small cap companies. The fund currently considers small cap companies to be those companies with market capitalizations, at the time of purchase, that are equal to or less than the market capitalization of the largest company included in the Russell 2000® Index. The fund normally allocates its assets among multiple investment strategies employed by the fund's investment adviser that invest primarily in equity securities issued by small cap companies. The fund is designed to provide exposure to various small cap equity portfolio managers and investment strategies and styles. The fund invests principally in common stocks, but its equity investments also may include preferred stocks, convertible securities, American Depositary Receipts (ADRs) and warrants, including those purchased in initial public offerings (IPOs) or shortly thereafter. The fund also may invest in publicly-traded real estate investment trust securities (REITs) and exchange-traded funds (ETFs) and similarly structured pooled investments. The fund may invest up to 15% of its assets in the equity securities of foreign issuers, including up to 10% of its assets in the equity securities of issuers located in emerging market countries.

The investment adviser determines the investment strategies and sets the target allocations. The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the date of this prospectus were as follows:

Investment Strategy	Target	Range
Opportunistic Small Cap Strategy	40%	0% to 50%
Small Cap Value Strategy	30%	0% to 40%
Small Cap Growth Strategy	30%	0% to 40%

The investment strategies and the target weightings and ranges have been selected for investment over longer time periods, but may be changed without shareholder approval or prior notice. The target weightings will deviate over the short term because of market movements and fund cash flows. The target weightings do not reflect the fund's working cash balance — a portion of the fund's portfolio will be held in cash due to purchase and redemption activity and other short term cash needs. The investment adviser normally considers reallocating the fund's investments at least quarterly, but may do so more often in response to market conditions. Any changes to the investment strategies or the allocation weightings may be implemented over a reasonable period of time. The investment adviser has the discretion to change the investment strategies and the target allocations and ranges when the investment adviser deems it appropriate.

Although not a principal investment strategy, the fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies), and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk or as part of a hedging strategy.

The Russell 2000 Index, the fund's primary benchmark, is an unmanaged index designed to measure the performance of the small cap segment of the U.S. stock market. As of May 31, 2012, the index’s most recent reconstitution date, the market capitalization range of companies comprising the Russell 2000 Index was between approximately $101 million and $2.6 billion, and the weighted average and median market capitalizations of the Russell 2000 Index were approximately $1.1 billion and $460 million, respectively. The market capitalization range may fluctuate depending on changes in the value of the stock market as a whole. Because the fund may continue to hold a security whose market capitalization increases or decreases, a substantial portion of the fund's holdings may have market capitalizations outside the range of the Russell 2000 Index at any given time. In addition, up to 20% of the fund's net assets may be invested in companies with market capitalizations, at the time of purchase, that are above the market capitalization of the largest company included in the Russell 2000 Index.

Description of the Investment Strategies

The following describes the investment strategies employed by the portfolio managers in choosing investments for the fund.

Opportunistic Small Cap Strategy

The portion of the fund's assets allocated to the Opportunistic Small Cap Strategy normally is invested primarily in equity securities of small cap companies. In constructing this portion of the fund's portfolio, the portfolio managers use a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation catalyst. Intrinsic value is based on the combination of the valuation assessment of the company's operating divisions with the firm's economic balance sheet. Mid-cycle estimates, growth prospects and competitive advantages are some of the factors used in the valuation assessment. A company's stated and hidden liabilities and assets are included in the portfolio managers' economic balance sheet calculation. Sector overweights and underweights are a function of the relative attractiveness of securities within the investable universe of the portion of the fund's assets allocated to the Opportunistic Small Cap Strategy. The portfolio managers responsible for the Opportunistic Small Cap Strategy select securities that are believed to have attractive reward to risk opportunities and may actively adjust this portion of the fund's portfolio to reflect new developments.

For this portion of its portfolio, the fund generally seeks exposure to securities and sectors that the portfolio managers perceive to be attractive from a valuation and fundamental standpoint. The sector weightings and risk characteristics for this portion of the fund's portfolio are a result of bottom-up fundamental analysis and may vary at any given time from those of the Russell 2000 Index, the benchmark for the portfolio managers responsible for the Opportunistic Small Cap Strategy.

The portfolio managers responsible for the Opportunistic Small Cap Strategy typically sell a security when, in the portfolio managers' view, it approaches its intrinsic value, a significant deterioration of fundamental expectations develops, the revaluation catalyst becomes impaired or a better risk/reward opportunity is presented in the marketplace.

Small Cap Value Strategy

The portion of the fund's assets allocated to the Small Cap Value Strategy normally is invested primarily in equity securities of small cap value companies. In constructing this portion of the fund's portfolio, the portfolio managers employ a value-based investment style, which means that they seek to identify those companies with stocks trading at prices below what are believed to be their intrinsic value. The portfolio managers measure value by evaluating a company's valuation multiples (price/earnings, price/sales, price/cash flow), current competitive position, and expected business growth relative to its industry. The portfolio managers responsible for the Small Cap Value Strategy focus primarily on individual stock selection instead of trying to predict which industries or sectors will perform best. The stock selection process is designed to produce a diversified portfolio of companies that the portfolio managers believe are undervalued relative to expected business growth, with the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a near-term or mid-term price increase. The Russell 2000® Value Index, which includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values, is the benchmark for the portfolio managers responsible for the Small Cap Value Strategy.

The portfolio managers responsible for the Small Cap Value Strategy typically sell a security when they believe that there has been a negative change in the company's fundamentals, the company has met its price objective or has become fully valued. The portfolio managers also generally will sell a security when the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

Small Cap Growth Strategy

The portion of the fund's assets allocated to the Small Cap Growth Strategy normally is invested primarily in equity securities of small cap companies with favorable growth prospects. In constructing this portion of the fund's portfolio, the portfolio managers employ a growth-oriented investment style, which means the portfolio managers seek to identify those small cap companies which are experiencing or are expected to experience rapid earnings or revenue growth. The portfolio managers responsible for the Small Cap Growth Strategy look for high quality companies, especially those with products or services that are believed to be leaders in their market niches. The portfolio managers focus on individual stock selection instead of trying to predict which industries or sectors will perform best. The portfolio managers use fundamental research to identify and follow companies considered to have attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high quality management and high sustainable growth. The portfolio managers invest in a company when their research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

The Small Cap Growth Strategy may lead to an emphasis in investing in certain sectors. The portion of the fund's assets allocated to the Small Cap Growth Strategy does not have any limitations regarding portfolio turnover, and may have portfolio turnover rates significantly in excess of 100%. The Russell 2000® Growth Index, which includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values, is the benchmark for the portfolio managers responsible for the Small Cap Growth Strategy.

The portfolio managers responsible for the Small Cap Growth Strategy monitor the securities in this portion of the fund's portfolio, and will consider selling a security if an event occurs that contradicts the portfolio managers' rationale for owning it, such as deterioration in the company's financial fundamentals. In addition, the portfolio managers may sell a security if better investment opportunities emerge elsewhere.

BNY Mellon U.S. Core Equity 130/30 Fund

The fund seeks capital appreciation. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund focuses on growth and value stocks of large cap companies. The fund intends to take both long and short positions in stocks chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The fund invests principally in common stocks, but its equity investments also may include preferred stocks, convertible securities, warrants and securities issued by real estate investment trusts (REITs). REITs are pooled investment vehicles that invest primarily in income producing real estate or loans related to real estate. Although the fund typically invests in seasoned issuers, it may purchase securities of companies in initial public offerings (IPOs) or shortly thereafter.

In selecting securities, the fund's portfolio managers use a proprietary computer model to identify and rank stocks within an industry or sector, based on several characteristics, including:

• value, or how a stock is priced relative to its perceived intrinsic worth

• growth, in this case the sustainability or growth of earnings

• financial profile, which measures the financial health of the company

Next, based on fundamental analysis, the portfolio managers generally select to buy "long" the most attractive of the higher ranked securities, drawing on a variety of sources, including internal research as well as Wall Street research, and company management.

The portfolio managers generally select to sell "short" those stocks identified by the computer model and fundamental analysis as being likely to underperform. The fund intends to reinvest the proceeds from its short sales by taking additional long positions in stocks. This investment technique is known as "leverage," which increases risk and may magnify the fund's gains or losses.

When the fund takes a long position, it purchases the stock outright in anticipation of an increase in the market price of the stock. When the fund takes a short position, it sells at the current market price a stock it has borrowed in anticipation of a decline in the market price of the stock. Normally, up to 130% of the fund's assets will be in long positions in stocks and, to a limited extent, securities with equity-like characteristics, and approximately 30% of the fund's assets will be in short positions.

The portfolio managers diversify the fund's portfolio positions across companies and industries, seeking to limit the potential adverse impact from any one stock or industry. The fund is structured so that its sector weightings and risk characteristics, such as growth, size, quality and yield, are generally similar to those of the Standard & Poor's® 500 Composite Stock Price Index (S&P 500), the fund's benchmark.

The fund also may invest in exchange-traded funds (ETFs) and similarly structured pooled investments in order to provide exposure to certain equity markets while maintaining liquidity. The fund also may engage in short sales of ETFs and similarly structured pooled investments.

Although not a principal investment strategy, the fund may, but is not required to, use exchange-traded derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy. The fund also may enter into over-the-counter derivative transactions, such as forward contracts and swap agreements. The portfolio managers also may employ financial instruments, such as futures, options, forward contracts, swaps, ETFs and other derivative instruments, as an alternative to selling a security short. The fund will be required to segregate liquid assets (or otherwise cover) in an amount equal to its obligations to purchase the securities it sells short, and with respect to its positions in certain derivatives. The requirement to segregate assets limits the fund's leveraging of its investments. The use of leverage, however, may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

The fund typically sells a security it is holding as a long position when the security no longer ranks favorably within its sector using the fund's quantitative computer modeling techniques, the portfolio managers believe that there has been a negative change in the fundamental factors surrounding the company, the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified. The fund may close out a short position when the investment thesis has been realized, when the company's fundamentals or investment thesis has changed or when the portfolio manager identifies a more attractive opportunity.

BNY Mellon Focused Equity Opportunities Fund

The fund seeks capital appreciation. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund invests, under normal circumstances, in approximately 25-30 companies that are considered by the investment adviser to be positioned for long-term earnings growth. The fund may invest in the stocks of companies of any size, although it focuses on large-cap companies (generally, those companies with market capitalizations of $5 billion or more at the time of purchase). The fund invests primarily in equity securities of U.S. issuers, but may invest up to 25% of its assets in the equity securities of foreign issuers, including those in emerging market countries. Emerging markets generally include all countries represented by the Morgan Stanley Capital International Emerging Markets Index, or any other country that the fund's portfolio manager believes has an emerging economy or market.

The investment process begins with a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors. The investment adviser seeks to develop strategic investment themes and identify secular and cyclical changes within sectors and industries. The goal is to determine those sectors and industries most likely to benefit from trends that are identified, with a focus on those sectors and industries that the investment adviser believes have the most attractive growth outlook.

Next, the investment adviser uses a bottom-up, fundamental approach to analyze individual companies in the sectors and industries identified as most attractive given the competitive landscape and business trends. The investment adviser conducts a thorough assessment of company fundamentals and seeks to meet regularly with company management and to validate growth expectations through suppliers, customers and industry sources. The goal is to identify companies that the investment adviser believes offer one or more of the following characteristics, among others:

• earnings power that is either unrecognized or underestimated by the market;

• sustainable revenue and cash flow;

• positive operational or financial catalysts;

• attractive valuation based on growth prospects; and

• strong or improving financial condition.

The fund's portfolio manager then selects the 25-30 best opportunities from the companies identified in the prior step.

The portfolio manager monitors sector and security weightings and regularly evaluates the fund's risk-adjusted returns to manage the risk profile of the fund's portfolio. The portfolio manager adjusts exposure limits as necessary. The fund typically sells a security when the portfolio manager believes that the investment themes have changed or there has been a negative change in the fundamental factors surrounding the company, sector weights change to reflect a revised macro-economic view, the company has become fully valued or a more attractive opportunity has been identified.

The investment adviser does not use benchmark indices as a tool for active portfolio management of the fund. Traditional benchmark indices, however, may be helpful in measuring investment returns, and the fund's investment returns generally will be compared to those of the Standard & Poor's 500® Composite Stock Price Index (S&P 500). The S&P 500 is an unmanaged index of 500 common stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks chosen to reflect the industries of the U.S. economy.

Although not a principal investment strategy, the fund may, but currently does not intend to, use exchange-traded derivatives, such as futures (including those relating to stocks, indexes, foreign currencies and interest rates), as a substitute for investing directly in an underlying asset, to increase returns or income, to manage interest rate risk, or as part of a hedging strategy. The fund also may enter into over-the-counter derivative transactions, such as forward contracts and swap agreements.

The fund is non-diversified.

BNY Mellon Small/Mid Cap Fund

The fund seeks capital appreciation. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small cap and mid cap companies. The fund currently considers small cap and mid cap companies to be those companies with total market capitalizations of between $200 million and $7 billion at the time of investment. If the market capitalization of a company held by the fund moves outside this range, the fund may, but is not required to, sell the company's securities. The fund invests primarily in equity securities of U.S. issuers, but may invest up to 15% of its assets in the equity securities of foreign issuers, including those in emerging market countries. Emerging markets generally include all countries represented by the Morgan Stanley Capital International Emerging Markets Index, or any other country that the fund's portfolio managers believe has an emerging economy or market. The fund may purchase securities of companies in initial public offerings (IPOs) or shortly thereafter.

The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines quantitative modeling techniques, fundamental analysis and risk management. The fund's investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Russell 2500™ Index (Russell 2500).

In selecting securities, the fund's portfolio managers first identify as potential investments securities that have been selected pursuant to various investment strategies employed by the fund's investment adviser and/or its affiliate, The Boston Company Asset Management, LLC (TBCAM), using proprietary investment processes of TBCAM, that have market capitalizations, at the time of purchase, that are within the market capitalization range of companies comprising the Russell 2500. These investment processes include growth, value and opportunistic approaches used to construct portfolios through extensive quantitative and fundamental research which emphasizes individual stock selection. The portfolio managers also may add to the fund's investable universe the securities of companies with market capitalizations generally below $1 billion that have been ranked highly by a quantitative model that uses a variety of screening methods to identify small cap companies that are deemed to be attractive investments.

The fund's portfolio managers next use quantitative models that combine fundamental factors, such as those evidenced by the active weights given to the securities selected pursuant to TBCAM's investment processes, Russell 2500 sector weightings and risk characteristics and other characteristics that rank the securities in the fund's investable universe based on:

• Valuation, or how a company's stock is priced relative to its perceived intrinsic worth and relative to its industry or sector peers;

• Business momentum, how positive is the recent rate of change in a variety of measures of reported and projected financial and operational results of the company; and

• Quality, how robust are current indicators of a company's operational and financial efficiency, productivity and stability of returns.

The fund's portfolio managers then evaluate the results of the quantitative models using an optimization process to confirm, among other things, that the data inputs were correct and the rankings reasonable based on the most recent information available.

Finally, the fund's portfolio managers conduct a qualitative review of the securities ranked by the models to select for investment by the fund those securities deemed to be the most attractive of the higher ranked securities, drawing on a variety of sources, including internal research as well as Wall Street research. The portfolio managers manage risk by diversifying the fund's portfolio across companies and industries, seeking to limit the potential adverse impact from any one stock or industry. The fund is structured so that its sector weightings and risk characteristics, such as growth, size, quality and yield, are generally similar to those of the Russell 2500. The Russell 2500 is an unmanaged index designed to measure the performance of small cap and mid cap U.S. stocks.

The portfolio managers typically sell a security when they believe it is no longer attractive on a risk-adjusted basis because its valuation is no longer lower than that of its perceived intrinsic worth relative to its industry or sector peers, the issuer's business momentum is no longer superior to that of other issuers in the same business, and/or there has been a deterioration in the quality characteristics of the security relative to that of other potential investments.

Although not a principal investment strategy, the fund may, but is not required to, use exchange-traded derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk or as part of a hedging strategy. The fund also may enter into over-the-counter derivative transactions, such as forward contracts and swap agreements.

BNY Mellon International Fund

The fund seeks long-term capital growth. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers. Foreign issuers are companies organized under the laws of a foreign country, whose principal trading market is in a foreign country or with a majority of their assets or business outside the United States. The fund invests principally in common stocks, but the fund's equity investments also may include preferred stocks and convertible securities, including those purchased in initial public offerings (IPOs) or shortly thereafter. The fund may invest in companies of any size. To a limited extent, the fund may invest in debt securities of foreign issuers and foreign governments.

The fund allocates its assets between a core investment style and a value investment style at the discretion of the investment adviser. The fund is not managed to a specific target allocation between these investment styles. However, under normal market conditions, at least 30% of the fund's assets will be invested in each of the core and value investment styles. Though not specifically limited, the fund ordinarily will invest the portion of its assets allocated to the core investment style in a broad range of (and in any case at least five different) countries, and will invest the portion of its assets allocated to the value investment style in at least ten foreign countries. The fund will limit its investments in any single company to no more than 5% of the fund's assets at the time of purchase.

Pursuant to the core investment style, under normal circumstances, at least 80% of the fund's assets allocated to this style are invested in equity securities of companies located in the foreign countries represented in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE®) Index and Canada. The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to measure the performance of publicly-traded stocks issued by companies in developed markets, excluding the United States and Canada. The stocks purchased pursuant to the core investment style may have value and/or growth characteristics. The core investment style portfolio managers employ a bottom-up investment approach which emphasizes individual stock selection. The core investment style portfolio managers consider:

• stock selection, using proprietary quantitative models and traditional qualitative analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts

• country allocations, generally seeking to allocate country weightings in accordance with the MSCI EAFE Index, but deviations from the MSCI EAFE Index country weightings may occur

• sector and industry allocations, grouping stocks into micro-universes of similar companies within each country to facilitate comparisons and using the sector allocations of the MSCI EAFE Index as a guide, but allocations may differ from those of the MSCI EAFE Index

The core investment style stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

The fund's value investment style is research driven and risk averse. In selecting stocks, the value style portfolio manager identifies potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection rather than economic and industry trends, this portion of the fund's portfolio focuses on three key factors:

• value, or how a stock is valued relative to its intrinsic worth based on traditional value measures

• business health, or overall efficiency and profitability as measured by return on assets and return on equity

• business momentum, or the presence of a catalyst (such as corporate restructuring or change in management or spin off) that potentially will trigger a price increase near term or midterm

Each portfolio manager typically sells a stock when it appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the investment adviser's expectations.

The fund may invest in American Depositary Receipts (ADRs), which are U.S. dollar-denominated securities that represent indirect ownership of securities issued by foreign companies. The fund also may invest in exchange-traded funds (ETFs) and similarly structured pooled investments in order to provide exposure to certain equity markets while maintaining liquidity.

Although not a principal investment strategy, the fund may, but is not required to, use exchange-traded derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk or as part of a hedging strategy. The fund also may enter into over-the-counter derivative transactions, such as forward contracts and swap agreements.

BNY Mellon Emerging Markets Fund

The fund seeks long-term capital growth. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. Emerging market countries generally include all countries represented by the Morgan Stanley Capital International (MSCI) Emerging Markets Index. The fund invests principally in common stocks, but the fund's equity investments also may include preferred stocks and convertible securities, including those purchased in initial public offerings (IPOs) or shortly thereafter. The fund may invest in companies of any size.

The fund allocates its assets between a core investment style and a value investment style at the discretion of the investment adviser. The fund is not managed to a specific target allocation between these investment styles. However, under normal market conditions, at least 30% of the fund's assets will be invested in each of the core and value investment styles. Normally, the fund will invest the portion of its assets allocated to the core investment style in a broad range of (and in any case at least five different) emerging market countries, and will not invest more than 25% of its total assets allocated to the value investment style in the securities of companies in any one emerging market country.

Pursuant to the core investment style, under normal circumstances, at least 80% of the fund's assets allocated to this style are invested in equity securities of companies located in the foreign countries represented in the MSCI Emerging Markets Index. The MSCI Emerging Markets Index is an unmanaged, market capitalization-weighted index designed to measure the equity performance of emerging markets countries in Europe, Latin America and the Pacific Basin. The stocks purchased pursuant to the core investment style may have value and/or growth characteristics. The core investment style portfolio managers employ a bottom-up investment approach which emphasizes individual stock selection. The core investment style portfolio managers consider:

• stock selection, using proprietary quantitative models and traditional qualitative analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts

• country allocations, generally seeking to allocate country weightings in accordance with the MSCI Emerging Markets Index, but deviations from the MSCI Emerging Markets Index country weightings may occur

• sector and industry allocations, grouping stocks into micro-universes of similar companies within each country to facilitate comparisons and using the sector allocations of the MSCI Emerging Markets Index as a guide, but allocations may differ from those of the MSCI Emerging Markets Index

The core investment style stock selection process is designed to produce a diversified portfolio that, relative to the MSCI Emerging Markets Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

The fund's value investment style is research driven and risk averse. In selecting stocks, the value style portfolio manager identifies potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection rather than economic and industry trends, this portion of the fund's portfolio focuses on three key factors:

• value, or how a stock is valued relative to its intrinsic worth based on traditional value measures

• business health, or overall efficiency and profitability as measured by return on assets and return on equity

• business momentum, or the presence of a catalyst (such as corporate restructuring or change in management or spin off) that potentially will trigger a price increase near term or midterm

Each portfolio manager typically sells a stock when it appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the investment adviser's expectations.

The fund may invest in American Depositary Receipts (ADRs), which are U.S. dollar-denominated securities that represent indirect ownership of securities issued by foreign companies. The fund also may invest in exchange-traded funds (ETFs) and similarly structured pooled investments in order to provide exposure to certain equity markets while maintaining liquidity.

Although not a principal investment strategy, the fund may, but is not required to, use exchange-traded derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk or as part of a hedging strategy. The fund also may enter into over-the-counter derivative transactions, such as forward contracts and swap agreements.

BNY Mellon International Appreciation Fund

The fund seeks to provide long-term capital appreciation. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund invests primarily in equity securities of non-U.S. issuers. Equity securities include Depositary Receipts (DRs), common stocks, preferred stocks, convertible securities, equity securities in foreign investment funds or trusts, and other equity investments.

The fund invests primarily in DRs representing the local shares of non-U.S. companies, in particular, American Depositary Receipts (ADRs). DRs are securities that represent ownership interests in the publicly-traded securities of non-U.S. issuers. DRs may be purchased through sponsored or unsponsored facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the underlying security. ADRs are priced in U.S. dollars and traded in the United States on national securities exchanges or in the over-the-counter market. Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of The Bank of New York Mellon, an affiliate of the fund's investment adviser, by brokers executing the purchases or sales.

In selecting securities, the investment adviser screens the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE®) Index universe of approximately 1,000 issuers for the availability of issuers with a sponsored or unsponsored DR facility. The investment adviser then analyzes issuers with DR facilities using a proprietary mathematical algorithm to reflect the characteristics of the developed markets. The risk characteristics utilized in the algorithm are country weights, sector weights, and sector weights within each country. As a result of this process, the fund is expected to hold ADRs representing 200-300 foreign issuers. The fund's country allocation is expected to be within 5% of that of the MSCI EAFE Index, and under normal circumstances, the fund will invest in at least 10 different countries. The fund will generally not invest in securities from developing countries because they are not included in the MSCI EAFE Index. The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to measure the performance of publicly-traded stocks issued by companies in developed markets, excluding the United States and Canada.

The fund typically sells a security when the security no longer ranks favorably within its sector or country using the fund's quantitative computer modeling techniques, the portfolio managers believe that the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

Although not a principal investment strategy, the fund may, but is not required to, use exchange-traded derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, or as part of a hedging strategy. The fund also may enter into over-the-counter derivative transactions, such as forward contracts and swap agreements.

BNY Mellon International Equity Income Fund

The fund seeks total return (consisting of capital appreciation and income). The fund's investment objective is non-fundamental and may be changed by the fund's board upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund focuses on dividend-paying stocks of foreign companies, including those in emerging market countries. The fund normally invests substantially all of its assets in the equity securities of issuers located outside the United States and diversifies broadly among developed and emerging market countries. The fund may invest in the stocks of companies of any market capitalization. The fund invests principally in common stocks, but its equity investments also may include preferred stocks, convertible securities, depositary receipts and real estate investment trust securities (REITs). Although the fund typically invests in seasoned issuers, it may purchase securities of companies in initial public offerings (IPOs) or shortly thereafter.

The fund's portfolio managers select stocks through a disciplined investment process using proprietary quantitative computer models that analyze a diverse set of stock characteristics to identify and rank stocks based on earnings quality. Based on this analysis, the portfolio managers generally select from the higher ranked dividend-paying securities those stocks that they believe will continue to pay above-average dividends. The portfolio managers will seek to overweight higher dividend-paying stocks, while maintaining country and sector weights generally similar to those of the Morgan Stanley Capital International All Country World Index Ex-U.S. (MSCI ACWI Ex-US Index), the fund's benchmark index. The fund typically invests in countries represented in the MSCI ACWI Ex-US Index. The fund generally invests in the stocks of companies in each country with a 10% or greater weighting in the MSCI ACWI Ex-US Index, but is not required to invest in the stocks of companies in those countries with lower index weights. The MSCI ACWI Ex-US Index is an unmanaged, free float-adjusted market capitalization weighted index that measures the equity market performance of developed and emerging market countries, excluding the United States. As of October 31, 2012, the MSCI ACWI Ex-US Index consisted of 44 country indices comprising 23 developed and 21 emerging market country indices.

The fund's portfolio managers typically sell a stock when it becomes less attractive based on the stock's dividend yield and/or earnings quality. The portfolio managers also may reduce the weighting of a stock held by the fund if it or the country in which the issuer is located becomes overweighted as determined by the portfolio managers.

Although not a principal investment strategy, the fund may, but is not required to, use exchange-traded derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk or as part of a hedging strategy. The fund also may enter into over-the-counter derivative transactions, such as forward contracts and swap agreements, for hedging purposes only. The currency exposure of the fund's portfolio may be substantially unhedged to the U.S. dollar, but, at times, the fund's portfolio managers may seek to manage currency risk by hedging a portion of the fund's currency exposure to the U.S. dollar. The fund also may invest in exchange-traded funds (ETFs).

BNY Mellon Bond Fund

The fund seeks total return (consisting of capital appreciation and current income). This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds, such as:

• U.S. Government and agency bonds

• corporate bonds

• mortgage-related securities, including commercial mortgage-backed securities

• foreign corporate and government bonds (up to 20% of total assets)

• municipal bonds

The investment adviser actively manages the fund's bond market and maturity exposure and credit profile. The fund's investments in bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the average effective duration of the fund's portfolio will not exceed eight years. The fund may invest in individual bonds of any duration. Duration is an indication of an investment's "interest rate risk,” or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. In calculating average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

The investment adviser uses a disciplined process to select bonds and manage risk. The investment adviser chooses bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and its outlook for the securities markets. Bonds selected must fit within management's predetermined targeted positions for quality, duration, coupon, maturity and sector. The process includes computer modeling and scenario testing of possible changes in market conditions. The investment adviser will use other techniques in an attempt to manage market risk and duration.

The fund typically sells a security when the portfolio manager believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the portfolio manager seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

Although not a principal investment strategy, the fund may, but is not required to, use exchange-traded derivatives, such as options, futures and options on futures (including those relating to securities, indexes, foreign currencies and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, to manage foreign currency risk, or as part of a hedging strategy. The fund also may enter into over-the-counter derivative transactions, such as forward contracts and swap agreements. To enhance current income, the fund also may engage in a series of purchase and sale contracts or forward roll transactions in which the fund sells a mortgage-related security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed-upon price.

BNY Mellon Intermediate Bond Fund

The fund seeks total return (consisting of capital appreciation and current income). This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds, such as:

• U.S. government and agency bonds

• corporate bonds

• mortgage-related securities, including commercial mortgage-backed securities (up to 25% of total assets)

• foreign corporate and government bonds (up to 20% of total assets)

• municipal bonds

The investment adviser actively manages bond market and maturity exposure and credit profile. The fund's investments in bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between 3 and 10 years and the average effective duration of the fund's portfolio will be between 2.5 and 5.5 years. The fund may invest in individual bonds of any maturity or duration. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. In calculating average effective portfolio maturity and average effective duration, the fund may treat a bond that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

The investment adviser uses a disciplined process to select bonds and manage risk. The investment adviser chooses bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and its outlook for the securities markets. Bonds selected must fit within management's predetermined targeted positions for quality, duration, coupon, maturity and sector. The process includes computer modeling and scenario testing of possible changes in market conditions. The investment adviser will use other techniques in an attempt to manage market risk and duration.

The fund typically sells a security when the portfolio manager believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the portfolio manager seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

Although not a principal investment strategy, the fund may, but is not required to, use exchange-traded derivatives, such as options, futures and options on futures (including those relating to securities, indexes, foreign currencies and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, to manage foreign currency risk, or as part of a hedging strategy. The fund also may enter into over-the-counter derivative transactions, such as forward contracts and swap agreements. To enhance current income, the fund also may engage in a series of purchase and sale contracts or forward roll transactions in which the fund sells a mortgage-related security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed-upon price.

BNY Mellon Corporate Bond Fund

The fund seeks total return (consisting of capital appreciation and current income). The fund's investment objective is non-fundamental and may be changed by the fund's board upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in corporate bonds, which include U.S. dollar-denominated bonds issued by U.S. and foreign corporations. The remainder of the fund's assets may be invested in U.S. government and agency bonds, mortgage-related securities, including commercial mortgage-backed securities, asset-backed securities, foreign corporate bonds denominated in foreign currencies, foreign government bonds, municipal bonds and commercial paper and other money market instruments.

The investment adviser actively manages the fund's bond market and maturity exposure and credit profile. The fund normally invests at least 80% of its assets in bonds rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. In addition, the fund normally invests at least 65% of its assets in corporate bonds and U.S. government and agency bonds rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. For additional yield, the fund may invest up to 20% of its assets in fixed-income securities rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by the investment adviser, but no lower than Ba-/BB- (or the unrated equivalent as determined by the investment adviser) in the case of mortgage-related and asset-backed securities. Generally, the average effective duration of the fund's portfolio will not exceed eight years. The fund may invest in individual bonds of any duration. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. In calculating average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date. There are no restrictions on the dollar-weighted average maturity of the fund's portfolio or on the maturities of the individual bonds the fund may purchase.

The investment adviser uses a disciplined process to select bonds and manage risk. The investment adviser chooses bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and its outlook for the securities markets. In selecting corporate bonds for investment, the fund's portfolio manager analyzes fundamental metrics, including the issuer's cash flow, leverage and operating margins, as well as its business strategy and operating performance, and macro economic factors. Bonds selected must fit within management's predetermined targeted positions for quality, duration, coupon, maturity and sector. The process includes computer modeling and scenario testing of possible changes in market conditions. The investment adviser will use other techniques in an attempt to manage market risk and duration.

The fund typically sells a security when the portfolio manager believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the portfolio manager seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

Although not a principal investment strategy, the fund may, but is not required to, use exchange-traded derivatives, such as options, futures and options on futures (including those relating to securities, indexes, foreign currencies and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, to manage foreign currency risk, or as part of a hedging strategy. The fund also may enter into over-the-counter derivative transactions, such as foreign currency forward contracts and swap agreements (including interest rate swaps and credit default swaps), for hedging purposes only. The fund's investments in foreign securities generally will be denominated in U.S. dollars. To enhance current income, the fund also may engage in a series of purchase and sale contracts or forward roll transactions in which the fund sells a mortgage-related security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed-upon price. The fund also may make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today. Forward commitments typically involve new issues of U.S. Treasury and other government securities, which are often offered on a forward commitment or when-issued basis.

BNY Mellon Intermediate U.S. Government Fund

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The fund allocates broadly among U.S. Treasury obligations, direct U.S. government agency debt obligations, and U.S. government agency mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations (CMOs). The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

Typically in choosing securities, the portfolio manager first examines U.S. and global economic conditions and other market factors in order to estimate long- and short-term interest rates. Using a research-driven investment process, the portfolio manager conducts an analysis of economic trends, particularly interest rate movements and yield spreads, to determine which types of securities offer the best investment opportunities. The fund invests in various types of mortgage-backed securities based on an evaluation of relative yields and prepayment risk, among other factors. In selecting other types of securities for the fund's portfolio, the portfolio manager uses proprietary models to evaluate probable yields over time and prepayment risk, among other factors.

Under normal market conditions, the fund maintains an average effective portfolio maturity between three and ten years. The fund attempts to manage interest rate risk by adjusting its duration. The fund may invest in individual bonds of any maturity or duration and does not expect to target any specific range of duration. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential.

The fund typically sells a security when the portfolio manager believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the portfolio manager seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

Although not a principal investment strategy, the fund may, but is not required to, use exchange-traded derivatives, such as options, futures and options on futures (including those relating to securities, indexes, and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, or as part of a hedging strategy. The fund also may enter into over-the-counter derivative transactions, such as forward contracts and swap agreements. To enhance current income, the fund also may engage in a series of purchase and sale contracts or forward roll transactions in which the fund sells a mortgage-related security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed-upon price.

BNY Mellon Short-Term U.S. Government Securities Fund

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and in repurchase agreements in respect of such securities. The fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The fund also may invest in collateralized mortgage obligations (CMOs), including stripped mortgage-backed securities. The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.

Typically in choosing securities, the portfolio manager first examines U.S. and global economic conditions and other market factors in order to estimate long- and short-term interest rates. Using a research-driven investment process, generally the portfolio manager then seeks to identify potentially profitable sectors before they are widely perceived by the market, and seeks underpriced or mispriced securities that appear likely to perform well over time.

Generally, the fund's average effective portfolio maturity and the average effective duration of the fund's portfolio will be less than three years. The fund may invest in individual bonds of any maturity or duration. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. In calculating average effective portfolio maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

The fund typically sells a security when the portfolio manager believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the portfolio manager seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

Although not a principal investment strategy, the fund may, but is not required to, use exchange-traded derivatives, such as options, futures and options on futures (including those relating to securities, indexes and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, or as part of a hedging strategy. The fund also may enter into over-the-counter derivative transactions, such as forward contracts and swap agreements.

BNY Mellon National Intermediate Municipal Bond Fund

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal income tax.

The fund's investments in bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and ten years and the average effective duration of the fund's portfolio will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. In calculating average effective portfolio maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

Although the fund seeks to provide income exempt from federal income tax, income from some of the fund's holdings may be subject to the federal alternative minimum tax. The fund occasionally, including for temporary defensive purposes, may invest in taxable bonds and may not achieve its investment objective when doing so.

The fund typically sells a security when the portfolio managers believe that there has been a negative change in the credit quality of the issuer or have identified a more attractive opportunity or when the portfolio managers seek to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

Although not a principal investment strategy, the fund may, but is not required to, use exchange-traded derivatives, such as options, futures, options on futures (including those relating to securities, indexes and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, or as part of a hedging strategy. The fund also may enter into over-the-counter derivative transactions, such as swaps and inverse floaters. The fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (inverse floaters). Inverse floaters are created by depositing municipal bonds in a trust which divides the bond's income stream into two parts: a short term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note. The fund also may make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today.

The fund is non-diversified.

BNY Mellon National Short-Term Municipal Bond Fund

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders.

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal income tax.

The fund's investments in bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity and the average effective duration of the fund's portfolio will be less than three years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. In calculating average effective maturity and average effective portfolio duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

Although the fund seeks to provide income exempt from federal income tax, income from some of the fund's holdings may be subject to the federal alternative minimum tax. The fund occasionally, including for temporary defensive purposes, may invest in taxable bonds and may not achieve its investment objective when doing so.

The fund typically sells a security when the portfolio managers believe that there has been a negative change in the credit quality of the issuer or have identified a more attractive opportunity or when the portfolio managers seek to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

Although not a principal investment strategy, the fund may, but is not required to, use exchange-traded derivatives, such as options, futures, options on futures (including those relating to securities, indexes and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, or as part of a hedging strategy. The fund also may enter into over-the-counter derivative transactions, such as swaps and inverse floaters. The fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (inverse floaters). Inverse floaters are created by depositing municipal bonds in a trust which divides the bond's income stream into two parts: a short term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note. The fund also may make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today.

The fund is non-diversified.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal and Pennsylvania state personal income taxes. These municipal bonds include those issued by the Commonwealth of Pennsylvania as well as those issued by U.S. territories and possessions.

The fund's investments in bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and ten years and the average effective duration of the fund's portfolio will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. In calculating average effective portfolio maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

Although the fund seeks to provide income exempt from federal and Pennsylvania state income taxes, income from some of the fund's holdings may be subject to the federal alternative minimum tax. The fund also may invest in municipal bonds that are exempt from federal income tax, but not Pennsylvania state income tax, and in taxable bonds and may not achieve its investment objective when doing so.

The fund typically sells a security when the portfolio managers believe that there has been a negative change in the credit quality of the issuer or have identified a more attractive opportunity or when the portfolio managers seek to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

Although not a principal investment strategy, the fund may, but is not required to, use exchange-traded derivatives, such as options, futures, options on futures (including those relating to securities, indexes and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, or as part of a hedging strategy. The fund also may enter into over-the-counter derivative transactions, such as swaps and inverse floaters. The fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (inverse floaters). Inverse floaters are created by depositing municipal bonds in a trust which divides the bond's income stream into two parts: a short term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note. The fund also may make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today.

The fund is non-diversified.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal and Massachusetts state personal income taxes. These municipal bonds include those issued by the Commonwealth of Massachusetts as well as those issued by U.S. territories and possessions.

The fund's investments in bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and ten years and the average effective duration of the fund's portfolio will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. In calculating average effective portfolio maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

Although the fund seeks to provide income exempt from federal and Massachusetts state income taxes, income from some of the fund's holdings may be subject to the federal alternative minimum tax. The fund also may invest in municipal bonds that are exempt from federal income tax, but not Massachusetts state income tax, and in taxable bonds and may not achieve its investment objective when doing so.

The fund typically sells a security when the portfolio managers believe that there has been a negative change in the credit quality of the issuer or have identified a more attractive opportunity or when the portfolio managers seek to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

Although not a principal investment strategy, the fund may, but is not required to, use exchange-traded derivatives, such as options, futures, options on futures (including those relating to securities, indexes and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, or as part of a hedging strategy. The fund also may enter into over-the-counter derivative transactions, such as swaps and inverse floaters. The fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (inverse floaters). Inverse floaters are created by depositing municipal bonds in a trust which divides the bond's income stream into two parts: a short term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note. The fund also may make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today.

The fund is non-diversified.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

The fund seeks as high a level of income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal, New York state and New York city personal income taxes. These municipal bonds include those issued by New York state and New York city as well as those issued by U.S. territories and possessions.

The fund's investments in bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and ten years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. In calculating average effective portfolio maturity, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

The fund normally expects to be fully invested in tax-exempt securities, but may invest up to 20% of its assets in fixed-income securities the interest from which is subject to federal income tax, the federal alternative minimum tax, and/or New York state and New York city income taxes. The fund may not achieve its investment objective when investing in taxable bonds.

The fund typically sells a security when the portfolio manager believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the portfolio manager seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

Although not a principal investment strategy, the fund may, but is not required to, use exchange-traded derivatives, such as options, futures and options on futures (including those relating to securities, indexes and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk, or as part of a hedging strategy. The fund also may enter into over-the-counter derivative transactions, such as swaps and inverse floaters. The fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (inverse floaters). Inverse floaters are created by depositing municipal bonds in a trust which divides the bond's income stream into two parts: a short term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floaters usually moves in the opposite direction as the interest on the variable rate demand note. The fund also may make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today.

The fund is non-diversified.

BNY Mellon Municipal Opportunities Fund

The fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. dollar-denominated fixed-income securities that provide income exempt from federal income tax (municipal bonds). While the fund typically invests in a diversified portfolio of municipal bonds, it may invest up to 20% of its assets in taxable fixed-income securities, including taxable municipal bonds and non-U.S. dollar-denominated foreign debt securities such as Brady bonds and sovereign debt obligations. The fund may not achieve its investment objective when investing in taxable bonds.

The fund invests at least 80% of its assets in fixed-income securities that are rated investment grade (i.e., Baa/BBB or higher) or are the unrated equivalent as determined by the investment adviser. For additional yield, the fund may invest up to 20% of its assets in fixed-income securities that are rated below investment grade ("high yield" or "junk" bonds) or are the unrated equivalent as determined by the investment adviser. The fund may invest in bonds of any maturity or duration and does not expect to target any specific range of maturity or duration. The dollar-weighted average maturity of the fund's portfolio will vary from time to time depending on the portfolio manager's views on the direction of interest rates.

Although the fund normally invests at least 80% of its assets in municipal bonds, the income from which is exempt from federal income tax, the fund may invest up to 50% of its assets in municipal bonds, the income from which is subject to the federal alternative minimum tax.

The fund's portfolio manager seeks to deliver value added excess returns ("alpha") by applying an investment approach designed to identify and exploit relative value opportunities within the municipal bond market and other fixed-income markets. Although the fund seeks to be diversified by geography and sector, the fund may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions.

The fund typically sells a security when the portfolio manager believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the portfolio manager seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

Although not a principal investment strategy, the fund may, but is not required to, use exchange-traded derivatives, such as options, futures and options on futures (including those relating to securities, indexes, foreign currencies and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, to manage duration, interest rate or foreign currency risk, or as part of a hedging strategy. The fund also may enter into over-the-counter derivative transactions, such as forward contracts, swaps and inverse floaters. Swap agreements, such as credit default swaps, can be used to transfer the credit risk of a security without actually transferring ownership of the security or to customize exposure to a particular credit. The fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (inverse floaters). Inverse floaters are created by depositing municipal bonds in a trust which divides the bond's income stream into two parts: a short-term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note. The fund also may make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today.

The fund is non-diversified.

BNY Mellon Asset Allocation Fund

The fund seeks long-term growth of principal in conjunction with current income. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders.

The fund may invest in both individual securities and other investment companies, including other BNY Mellon funds, funds in the Dreyfus Family of Funds and unaffiliated open-end funds, closed-end funds and exchange-traded funds (referred to below as the "underlying funds"), which in turn may invest directly in the asset classes described below. To pursue its goal, the fund currently intends to allocate its assets, directly and/or through investment in the underlying funds, to gain investment exposure to the following asset classes: Large Cap Equities, Small Cap and Mid Cap Equities, Developed International and Global Equities, Emerging Markets Equities, Investment Grade Bonds, High Yield Bonds, Emerging Markets Debt, Diversifying Strategies and Money Market Instruments.

The fund's investment adviser allocates the fund's investments (directly and/or through investment in the underlying funds) among these asset classes using fundamental and quantitative analysis, and its outlook for the economy and financial markets. The underlying funds are selected by the fund's investment adviser based on their investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance, and other factors, including the correlation and covariance among the underlying funds. The fund may change the underlying funds – whether affiliated or unaffiliated – from time to time without notice to fund shareholders. The fund may invest directly in the equity securities of large-cap companies (generally those with total market capitalizations of $5 billion or more) and in fixed-income securities rated investment grade (i.e., Baa/BBB or higher) or, if unrated, deemed to be of comparable quality by the investment adviser, at the time of purchase.

The fund is not required to maintain exposure to any particular asset class and the investment adviser determines whether to invest in a particular asset class and whether to invest directly in securities or through an underlying fund, and sets the target allocations. The asset classes and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the asset classes, and the underlying funds selected by the investment adviser as fund investment options as of the date of this prospectus were as follows:

Asset Class	Target	Range
Large Cap Equities Direct Investments BNY Mellon Focused Equity Opportunities Fund BNY Mellon Income Stock Fund BNY Mellon U.S. Core Equity 130/30 Fund Dreyfus Appreciation Fund, Inc. Dreyfus U.S. Equity Fund	26%	20% to 40%
Small Cap and Mid Cap Equities BNY Mellon Mid Cap Multi-Strategy Fund BNY Mellon Small/Mid Cap Fund BNY Mellon Small Cap Multi-Strategy Fund Dreyfus Select Managers Small Cap Value Fund Dreyfus Select Managers Small Cap Growth Fund	11%	5% to 20%
Developed International and Global Equities BNY Mellon International Fund Dreyfus/Newton International Equity Fund Global Stock Fund (Dreyfus) International Stock Fund (Dreyfus) Dreyfus Global Real Estate Securities Fund	11%	5% to 20%
Emerging Markets Equities BNY Mellon Emerging Markets Fund	7%	5% to 15%
Investment Grade Bonds Direct Investments BNY Mellon Short-Term U.S. Government Securities Fund BNY Mellon Intermediate Bond Fund Dreyfus Inflation Adjusted Securities Fund	32%	20% to 55%
High Yield Bonds Dreyfus High Yield Fund	2%	0% to 10%
Emerging Markets Debt Dreyfus Emerging Markets Debt Local Currency Fund Unaffiliated Investment Company	2%	0% to 10%
Diversifying Strategies Unaffiliated Investment Companies	6%	0% to 20%
Money Market Instruments Direct Investments	3%	0% to 10%

The asset classes and the target weightings and ranges have been selected for investment over longer time periods based on the investment adviser's expectation that the selected securities and underlying funds, in combination, will be appropriate to achieve the fund's investment objective. The target weightings will deviate over the short term because of market movements and fund cash flows. If appreciation or depreciation in the value of selected securities or an underlying fund's shares causes the percentage of the fund's assets invested in an asset class to fall outside the applicable investment range, the investment adviser will consider whether to reallocate the fund's assets, but is not required to do so. The investment adviser normally considers reallocating the fund's investments at least quarterly, but may do so more often in response to market conditions. Any changes to the asset classes, underlying funds or the allocation weightings may be implemented over a reasonable period of time. The investment adviser has the discretion to change the asset classes, whether to invest directly in securities or through an underlying fund, and the target allocations and ranges, without shareholder approval or prior notice, when the investment adviser deems it appropriate. To the extent an underlying fund offers multiple classes of shares, the fund will purchase shares of the class with the lowest expense ratio and without a sales load or distribution and/or service fee. The fund's investments in shares of the underlying funds may involve duplication of advisory fees and certain other expenses.

Although not a principal investment strategy of the fund, the fund, and certain of the underlying funds in which the fund may invest, may, but are not required to, use exchange-traded derivatives, such as options, futures and options on futures (including those relating to securities, indexes, foreign currencies and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, to manage duration or interest rate risk or as part of a hedging strategy. The fund, and certain of the underlying funds in which the fund may invest, also may enter into over-the-counter derivative transactions, such as forward contracts and swaps.

Description of the Asset Classes

The following describes the asset classes in which the fund currently intends to allocate its assets, directly and/or through investment in the underlying funds, which in turn may invest directly in securities as described below.

Large Cap Equities

The portion of the fund's assets allocated to the large cap equities asset class normally is invested directly in the equity securities of large-cap companies (generally those with total market capitalizations of $5 billion or more at the time of purchase), or in underlying funds that generally focus on stocks of large-capitalization companies. Generally, these are established companies that are considered "known quantities." Large-cap companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

In selecting large cap equity securities in which the fund invests directly, the investment adviser uses a proprietary computer model to identify and rank stocks within an industry or sector, based on several characteristics, including:

• value, or how a stock is priced relative to its perceived intrinsic worth

• growth, in this case the sustainability or growth of earnings

• financial profile, which measures the financial health of the company

Next, based on fundamental analysis, the investment adviser generally selects the most attractive of the higher ranked securities, drawing on a variety of sources, including internal research as well as Wall Street research and company management.

Finally, the investment adviser manages risk by diversifying across companies and industries, seeking to limit the potential adverse impact from any one stock or industry.

The fund typically sells an individual equity security when the security no longer ranks favorably within its sector using the fund's quantitative computer modeling techniques, the portfolio managers believe that there has been a negative change in the fundamental factors surrounding the company, the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

The underlying funds in which the portion of the fund's assets allocated to the large cap equities asset class may be invested currently include BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Income Stock Fund, BNY Mellon U.S. Core Equity 130/30 Fund, Dreyfus Appreciation Fund, Inc., and Dreyfus U.S. Equity Fund.

BNY Mellon Focused Equity Opportunities Fund normally invests in approximately 25-30 companies that are considered by the investment adviser to be positioned for long-term earnings growth. This underlying fund's portfolio manager monitors sector and security weightings and regularly evaluates the risk-adjusted returns to manage the risk profile of this underlying fund's assets. This underlying fund may invest in the stocks of companies of any size, although it focuses on large cap companies. This underlying fund invests primarily in equity securities of U.S. issuers.

BNY Mellon Income Stock Fund seeks to focus on dividend-paying stocks and other investments and investment techniques that provide income. This underlying fund's portfolio manager chooses stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. This underlying fund emphasizes those stocks with value characteristics, although it may also purchase growth stocks. This underlying fund's investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Dow Jones U.S. Select Dividend IndexSM (Dow Jones Index), which is comprised of 100 of the highest dividend-yielding securities (excluding REITs) in the Dow Jones U.S. Index, a broad-based index that is representative of the total U.S. equity market. This underlying fund's allocations, however, may differ from those of the Dow Jones Index.

BNY Mellon U.S. Core Equity 130/30 Fund focuses on growth and value stocks of large cap companies. This underlying fund takes both long and short positions in stocks chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. When this underlying fund takes a long position, it purchases the stock outright in anticipation of an increase in the market price of the stock. When this underlying fund takes a short position, it sells at the current market price a stock it has borrowed in anticipation of a decline in the market price of the stock. Normally, up to 130% of this underlying fund's assets will be in long positions in stocks, and approximately 30% of the underlying fund's assets will be in short positions.

Dreyfus Appreciation Fund, Inc. focuses on "blue chip" companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. In choosing stocks, this underlying fund's portfolio managers first identify economic sectors they believe will expand over the next three to five years or longer. Using fundamental analysis, this underlying fund's portfolio managers then seek companies within these sectors that have proven track records and dominant positions in their industries. This underlying fund employs a "buy-and-hold" investment strategy, which generally has resulted in an annual portfolio turnover of below 15%.

Dreyfus U.S. Equity Fund invests primarily in equity securities of companies located in the United States of any market capitalization. This underlying fund seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. The approach of this underlying fund's portfolio managers focuses on individual stock selection, building a portfolio from the bottom up through extensive fundamental research. Market capitalization and sector allocations are results of, not part of, the investment process.

Small Cap and Mid Cap Equities

The portion of the fund's assets allocated to the small cap and mid cap equities asset class normally is invested in underlying funds that generally focus on stocks of small- or mid-capitalization companies. Small cap companies generally are new and often entrepreneurial companies. Small cap companies can, if successful, grow faster than large cap companies and typically use profits for expansion rather than for paying dividends. Their share prices are more volatile than those of larger companies. Small companies fail more often. Mid cap companies generally are established companies that may not be well known. Mid cap companies may lack the resources to weather economic shifts, though they can be faster to innovate than large companies.

The underlying funds in which the portion of the fund's assets allocated to the small cap and mid cap equities asset class may be invested currently include BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small/Mid Cap Fund, BNY Mellon Small Cap Multi-Strategy Fund, Dreyfus Select Managers Small Cap Value Fund, and Dreyfus Select Managers Small Cap Growth Fund.

BNY Mellon Mid Cap Multi-Strategy Fund normally invests in equity securities of companies with market capitalizations, at the time of purchase, that fall within the market capitalization range of companies in the Russell Midcap® Index as of the index's most recent reconstitution date, which was May 31, 2012. As of that date, the market capitalization range of companies comprising the Russell Midcap Index was between approximately $1.4 billion and $17.4 billion, and the weighted average and median market capitalizations of the Russell Midcap Index were approximately $8.1 billion and $4.1 billion, respectively. This underlying fund normally allocates its assets among multiple investment strategies employed by the underlying fund's investment adviser and an unaffiliated sub-investment adviser that invest primarily in equity securities issued by mid cap companies. This underlying fund is designed to provide exposure to various mid cap equity portfolio managers and investment strategies and styles.

BNY Mellon Small/Mid Cap Fund normally invests in equity securities of companies with total market capitalizations of between $200 million and $7 billion at the time of investment. This underlying fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines quantitative modeling techniques, fundamental analysis and risk management. This underlying fund's investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Russell 2500™ Index (Russell 2500). The Russell 2500 is an unmanaged index designed to measure the performance of small- to mid-cap U.S. stocks.

BNY Mellon Small Cap Multi-Strategy Fund normally invests in equity securities of small cap companies. This underlying fund currently considers small cap companies to be those companies with market capitalizations, at the time of purchase, that are equal to or less than the market capitalization of the largest company included in the Russell 2000® Index as of the index's most recent reconstitution date, which was May 31, 2012. As of that date, the market capitalization range of companies comprising the Russell 2000 Index was between approximately $101 million and $2.6 billion, and the weighted average and median market capitalizations of the Russell 2000 Index were approximately $1.1 billion and $460 million, respectively. In addition, this underlying fund may invest up to 20% of its net assets in companies with market capitalizations, at the time of purchase, that are above the market capitalization of the largest company included in the Russell 2000 Index. This underlying fund normally allocates its assets among multiple investment strategies employed by the underlying fund's investment adviser that invest primarily in equity securities issued by small cap companies. This underlying fund is designed to provide exposure to various small cap equity portfolio managers and investment strategies and styles.

Dreyfus Select Managers Small Cap Value Fund normally invests in stocks of companies with market capitalizations that fall within the range of companies in the Russell 2000 Value Index® at the time of purchase. As of October 31, 2012, the market capitalization of the largest company in the Russell 2000 Value Index was $5.2 billion, and the weighted average and median market capitalizations of the Russell 2000 Value Index were $1.1 billion and $435 million, respectively. This underlying fund's portfolio is constructed so as to have a value tilt. This underlying fund uses a "multi-manager" approach by selecting one or more sub-investment advisers to manage its assets. This underlying fund may hire, terminate or replace sub-investment advisers and modify material terms and conditions of sub-investment advisory arrangements without shareholder approval. This underlying fund's assets are currently allocated among seven unaffiliated sub-investment advisers, each of which acts independently of the others and uses its own methodology to select portfolio investments.

Dreyfus Select Managers Small Cap Growth Fund normally invests in stocks of companies with market capitalizations that fall within the range of companies in the Russell 2000 Growth Index® at the time of purchase. As of October 31, 2012, the market capitalization of the largest company in the Russell 2000 Growth Index was $5.2 billion, and the weighted average and median market capitalizations of the Russell 2000 Growth Index were $1.4 billion and $581 million, respectively. This underlying fund's portfolio is constructed so as to have a growth tilt. This underlying fund uses a "multi-manager" approach by selecting one or more sub-investment advisers to manage its assets. This underlying fund may hire, terminate or replace sub-investment advisers and modify material terms and conditions of sub-investment advisory arrangements without shareholder approval. This underlying fund's assets are currently allocated among six unaffiliated sub-investment advisers, each of which acts independently of the others and uses its own methodology to select portfolio investments.

Developed International and Global Equities

The portion of the fund's assets allocated to the developed international and global equities asset class normally is invested in underlying funds that generally invest in equity securities of companies located in the developed markets, such as Canada, Japan, Australia, Hong Kong, Western Europe and, to a limited extent for global underlying funds, the United States.

The underlying funds in which the portion of the fund's assets allocated to the developed international and global equities asset class may be invested currently include BNY Mellon International Fund, Dreyfus/Newton International Equity Fund, Global Stock Fund (Dreyfus), International Stock Fund (Dreyfus) and Dreyfus Global Real Estate Securities Fund.

BNY Mellon International Fund invests primarily in equity securities of foreign issuers. This underlying fund allocates its assets between a core investment style and a value investment style at the discretion of its investment adviser. This underlying fund is not managed to a specific target allocation between these investment styles. However, under normal market conditions, at least 30% of its assets will be invested in each of the core and value investment styles. Though not specifically limited, this underlying fund ordinarily will invest the portion of its assets allocated to the core investment style in a broad range of (and in any case at least five different) countries, and will invest the portion of its assets allocated to the value investment style in at least ten foreign countries.

Dreyfus/Newton International Equity Fund invests primarily in equity securities of foreign companies and depositary receipts evidencing ownership of such securities. At least 75% of this underlying fund's net assets is invested in countries represented in the Morgan Stanley Capital International Europe, Australasia and the Far East (MSCI EAFE®) Index. This underlying fund may invest up to 25% of its assets in stocks of companies located in countries (other than the United States) not represented in the MSCI EAFE Index, including up to 20% in emerging market countries. The core of the investment philosophy of this underlying fund's portfolio managers is the belief that no company, market or economy can be considered in isolation; each must be understood within a global context. This underlying fund's portfolio managers believe that a global comparison of companies is the most effective method of stock analysis, and their global analysts research investment opportunities by global sector rather than by region. The process begins by identifying a core list of investment themes that the portfolio managers believe will positively affect certain sectors or industries and cause stocks within these sectors or industries to outperform others. The portfolio managers for this underlying fund then indentify specific companies, through fundamental global sector and stock research, using investment themes to help focus the search on areas where the thematic and strategic research indicates superior returns are likely to be achieved.

Global Stock Fund (Dreyfus) focuses on companies located in the developed markets, such as the United States, Canada, Japan, Australia, Hong Kong, and Western Europe. This underlying fund ordinarily invests in at least three countries, and, at times, may invest a substantial portion of its assets in a single country. This underlying fund may invest in the securities of companies of any market capitalization. This underlying fund seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. The approach of this underlying fund's portfolio managers focuses on individual stock selection, building a portfolio from the bottom up through extensive fundamental research. Geographic and sector allocations are results of, not part of, the investment process.

International Stock Fund (Dreyfus) focuses on foreign companies located in the developed markets, such as Canada, Japan, Australia, Hong Kong, and Western Europe. This underlying fund ordinarily invests in at least three foreign countries, and, at times, may invest a substantial portion of its assets in a single foreign country. This underlying fund may invest in the securities of companies of any market capitalization. This underlying fund seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. The approach of this underlying fund's portfolio managers focuses on individual stock selection, building a portfolio from the bottom up through extensive fundamental research. Geographic and sector allocations are results of, not part of, the investment process.

Dreyfus Global Real Estate Securities Fund normally invests in publicly-traded equity securities of companies principally engaged in the real estate sector. This underlying fund normally invests in a global portfolio of equity securities of real estate companies, including real estate investment trusts (REITs) and real estate operating companies, with principal places of business located in, but not limited to, the developed markets of Europe, Australia, Asia and North America (including the United States). Under normal market conditions, this underlying fund expects to invest at least 40% of its assets in companies whose principal place of business is located outside the United States, and will invest in at least 10 different countries (including the United States).

Emerging Markets Equities

The portion of the fund's assets allocated to the emerging markets equities asset class normally is invested in underlying funds that generally invest in equity securities of companies organized, or with a majority of assets or operations, in emerging market countries. These underlying funds generally consider emerging markets to include all countries represented by the Morgan Stanley Capital International Emerging Markets Index, or any other country that the underlying fund's portfolio managers believe has an emerging economy or market.

The underlying fund in which the portion of the fund's assets allocated to the emerging markets equities asset class may be invested currently is BNY Mellon Emerging Markets Fund.

BNY Mellon Emerging Markets Fund invests primarily in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. This underlying fund may invest in companies of any size. This underlying fund allocates its assets between a core investment style and a value investment style at the discretion of its investment adviser. This underlying fund is not managed to a specific target allocation between these investment styles. However, under normal market conditions, at least 30% of its assets will be invested in each of the core and value investment styles. Normally, this underlying fund will invest the portion of its assets allocated to the core investment style in a broad range of (and in any case at least five different) emerging market countries, and will not invest more than 25% of its total assets allocated to the value investment style in the securities of companies in any one emerging market country.

Investment Grade Bonds

The portion of the fund's assets allocated to the investment grade bonds asset class normally is invested directly in fixed-income securities rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed to be of comparable quality by the investment adviser, or in underlying funds that invest in such securities. The fixed-income investments in which the fund and these underlying funds invest generally may include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stocks, and inflation-indexed securities of varying duration or remaining maturity. Fixed-income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; foreign governments and their political subdivisions; and supranational entities. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Generally, the average effective duration of the fund's portfolio allocated to the investment grade bonds asset class will not exceed eight years. The fund may invest in individual bonds of any duration. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's fixed-income portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. In calculating the average effective duration of the fund's portfolio allocated to the investment grade bonds asset class, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

The fund's investment adviser uses a disciplined process to select investment grade fixed-income securities and manage risk. The investment adviser chooses fixed-income securities based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and its outlook for the securities markets. Fixed-income securities selected must fit within the investment adviser's predetermined targeted positions for quality, duration, coupon, maturity and sector. The process includes computer modeling and scenario testing of possible changes in market conditions. The fund's investment adviser will use other techniques in an attempt to manage market risk and duration.

The fund typically sells an individual fixed-income security when the portfolio manager believes that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the portfolio manager seeks to manage the fund's duration or tax position or to provide liquidity to meet shareholder redemptions.

The underlying funds in which the portion of the fund's assets allocated to the investment grade bonds asset class may be invested currently include BNY Mellon Short-Term U.S. Government Securities Fund, BNY Mellon Intermediate Bond Fund, and Dreyfus Inflation Adjusted Securities Fund.

BNY Mellon Short-Term U.S. Government Securities Fund normally invests in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and in repurchase agreements in respect of such securities. This underlying fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities. The securities in which this underlying fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government. Typically in choosing securities, this underlying fund's portfolio manager first examines U.S. and global economic conditions and other market factors in order to estimate long- and short-term interest rates. Using a research-driven investment process, generally the portfolio manager then seeks to identify potentially profitable sectors before they are widely perceived by the market, and seeks underpriced or mispriced securities that appear likely to perform well over time. Generally, this underlying fund's average effective portfolio maturity and average effective portfolio duration will be less than three years. This underlying fund may invest in individual bonds of any maturity or duration.

BNY Mellon Intermediate Bond Fund actively manages bond market and maturity exposure. This underlying fund's investment adviser uses a disciplined process to select bonds and manage risk. The process includes computer modeling and scenario testing of possible changes in market conditions. The investment adviser will use other techniques in an attempt to manage market risk and duration. Generally, this underlying fund's average effective portfolio maturity will be between 3 and 10 years and its average effective portfolio duration will be between 2.5 and 5.5 years. This underlying fund may invest in individual bonds of any maturity or duration.

Dreyfus Inflation Adjusted Securities Fund normally invests in inflation-indexed securities. These are fixed-income securities designed to protect investors from a loss of value due to inflation by periodically adjusting their principal and/or coupon according to the rate of inflation. The inflation-indexed securities issued by the U.S. Treasury and some foreign government issuers, for example, accrue inflation into the principal value of the bond. Other issuers may pay out the Consumer Price Index accruals as part of a semi-annual coupon. This underlying fund primarily invests in high quality, U.S. dollar-denominated, inflation-indexed securities. To a limited extent, this underlying fund may invest in foreign currency-denominated, inflation-protected securities and other fixed-income securities not adjusted for inflation. Such other fixed-income securities may include: U.S. government bonds and notes, corporate bonds, mortgage-related securities and asset-backed securities. This underlying fund seeks to keep its average effective portfolio duration at two to ten years. This underlying fund may invest in individual fixed-income securities of any maturity or duration.

High Yield Bonds

The portion of the fund's assets allocated to the high yield bond asset class normally is invested in underlying funds that generally invest in fixed-income securities rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent at the time of purchase, and may hold fixed-income securities of varying duration or remaining maturity. Because the issuers of high yield securities may be at an early stage of development or may have been unable to repay past debts, these bonds typically must offer higher yields than investment grade bonds to compensate investors for greater credit risk.

The underlying fund in which the portion of the fund's assets allocated to the high yield bonds asset class may be invested currently is Dreyfus High Yield Fund.

Dreyfus High Yield Fund normally invests in various types of high yield fixed-income securities, such as corporate bonds and notes, mortgage-related securities, asset-backed securities, zero coupon securities, convertible securities, preferred stock and other debt instruments of U.S. and foreign issuers. In choosing securities, this underlying fund’s portfolio managers seek to capture the higher yields offered by junk bonds, while managing credit risk and the volatility caused by interest rate movements. This underlying fund's investment process involves a "top down" approach to security selection, looking at a variety of factors when assessing a potential investment, including the state of the industry or sector, the company's financial strength, and the company's management. This underlying fund also looks for companies that are underleveraged, have positive free cash flow, and are self-financing. There are no restrictions on the dollar-weighted average maturity or average effective duration of this underlying fund's portfolio or on the maturities or durations of the individual fixed-income securities the underlying fund may purchase.

Emerging Markets Debt

The portion of the fund's assets allocated to the emerging markets debt asset class normally is invested in underlying funds that generally invest in debt securities of emerging market companies or governments. Certain of these underlying funds invest in debt instruments denominated in the local currency of issue, and in derivative instruments that provide investment exposure to such securities and currencies.

The underlying funds in which the portion of the fund's assets allocated to the emerging markets debt asset class may be invested currently include Dreyfus Emerging Markets Debt Local Currency Fund and an unaffiliated investment company.

Dreyfus Emerging Markets Debt Local Currency Fund normally invests in emerging market bonds and other debt instruments denominated in the local currency of issue, and in derivative instruments that provide investment exposure to such securities. This underlying fund's emerging market bond investments may include bonds and other debt issued by governments, their agencies and instrumentalities, or by central banks, corporate debt securities and other fixed-income securities or instruments that provide investment exposure to emerging market debt. This underlying fund may enter into forward contracts, futures and options contracts and swap agreements with respect to emerging market currencies to provide economic exposure similar to investments in sovereign and corporate emerging market debt. This underlying fund is not restricted as to credit quality or maturity when making investments in debt securities. In choosing investments, this underlying fund's portfolio managers employ an investment process that uses in depth fundamental country and currency analysis disciplined by proprietary quantitative valuation models. A "top down" analysis of macroeconomic, financial and political variables guides country and currency allocation. The portfolio managers also consider other market technicals and the global risk environment. The portfolio managers seek to identify shifts in country fundamentals and consider the risk adjusted attractiveness of currency and duration returns for each emerging market country.

The unaffiliated underlying fund normally invests in debt securities issued or guaranteed by companies, financial institutions and government entities in emerging market countries. This underlying fund generally will invest in at least four emerging market countries. This underlying fund may invest in securities rated below investment grade or the unrated equivalent, and may invest in defaulted corporate securities where its portfolio managers believe the restructured enterprise valuations or liquidation valuations may significantly exceed current market values. In addition, this underlying fund may invest in defaulted sovereign investments where its portfolio managers believe the expected debt sustainability of the country exceeds current market valuations. In allocating investments among various emerging market countries, the portfolio managers for this underlying fund attempt to analyze internal political, market and economic factors.

Diversifying Strategies

The portion of the fund's assets allocated to the diversifying strategies asset class normally is invested in underlying funds that provide exposure to alternative or non-traditional asset categories or investment strategies. These underlying funds generally maintain a low or negative correlation over time with the returns of major equity indices.

The underlying funds in which the portion of the fund's assets allocated to the diversifying strategies asset class may be invested currently include two unaffiliated investment companies.

One of these unaffiliated underlying funds normally invests in commodity, currency and financial-linked instruments whose performance is expected to correspond to that of the Standard & Poor's Diversified Trends Indicator®, a diversified composite of commodity and financial futures designed to provide exposure to both up and down major global market price trends. The current components of the Standard & Poor's Diversified Trends Indicator consist of approximately 14 sectors with a total of 24 futures contracts, allocated 50% to financial futures, e.g., fixed-income securities and currencies, and 50% to physical commodities, e.g., energy and metals. These contracts are positioned long or short based on their prices relative to their moving averages (except for the energy sector contracts, which are positioned long or flat but cannot have a short position). The underlying fund intends to invest approximately 20% of its portfolio's assets in accordance with a proprietary systematic, price-based statistical process to identify and profit from price trends in the commodity, currency, equity and fixed-income markets. This underlying fund will seek to gain exposure to the commodity, currency, equity and fixed-income markets by investing primarily in: commodity futures, forwards, options, and options on futures; exchange-traded funds, other pooled investment vehicles that provide exposure to the commodity and financial futures markets; commodity, currency, and financial-linked instruments, such as swap agreements and structured notes; and common stock. The underlying fund may purchase and sell options and futures contracts. This underlying fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary, which may invest without limitation in commodity-linked derivative instruments.

The other unaffiliated underlying fund seeks to achieve long and short exposure to global equity, bond, currency and commodity markets through a wide range of derivative instruments and direct investments. Under normal market conditions, this underlying fund typically will make extensive use of derivative instruments, in particular futures and forward contracts on global equity and fixed-income securities, securities indices (including both broad- and narrow-based securities indices), currencies, commodities and other instruments. These investments are intended to provide this underlying fund with risk and return characteristics similar to those of a diversified portfolio of hedge funds, without investing in hedge funds. This underlying fund seeks to generate absolute returns over time, rather than track the performance of any particular index of hedge fund returns, using quantitative models to estimate the market exposures that drive the aggregate returns of a diverse set of hedge funds. This underlying fund also may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary, which may invest without limitation in commodity-related derivatives.

Money Market Instruments

The portion of the fund's assets allocated to the money market instruments asset class normally is invested directly in high quality, short-term debt securities, including: securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities; certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches; domestic and dollar-denominated foreign commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest; dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies; repurchase agreements, including tri-party repurchase agreements; asset-backed securities; and municipal securities. The fund will only buy individual securities with remaining maturities of 13 months or less, or that have features with the effect of reducing their maturities to 13 months or less at the time of purchase.

BNY Mellon Money Market Fund

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund invests in a diversified portfolio of high quality, dollar-denominated short-term debt securities, including:

• securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities

• certificates of deposit, time deposits, bankers' acceptances, and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches

• repurchase agreements, including tri-party repurchase agreements

• asset-backed securities

• high grade commercial paper, and other short-term corporate obligations, including those with the floating or variable rates of interest

• taxable municipal obligations, including those with floating or variable rates of interest

Normally, the fund invests at least 25% of its net assets in bank obligations.

The fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. In addition, the fund is required to hold at least 10% of its assets in cash, U.S. Treasury securities, or securities that can readily be converted into cash within one business day. The maximum weighted average maturity of the fund's portfolio is 60 days and the maximum weighted average life to maturity of the fund's portfolio is 120 days. The fund purchases securities with the highest credit rating only, or the unrated equivalent as determined by the investment adviser.

In response to liquidity needs or unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

BNY Mellon National Municipal Money Market Fund

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity. This objective may be changed by the fund's board, upon 60 days' prior notice to shareholders. As a money market fund, the fund is subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which are designed to help money market funds maintain a stable share price of $1.00.

To pursue its goal, the fund normally invests at least 80% of its net assets in short-term, high quality municipal obligations that provide income exempt from federal income tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases. The fund reserves the right to invest up to 20% of total assets in taxable money market securities, such as U.S. government obligations, U.S. and foreign bank and corporate obligations and commercial paper. The fund may not achieve its investment objective when investing in taxable securities. The fund also may invest in custodial receipts.

Although the fund seeks to provide income exempt from federal income tax, income from some of the fund's holdings may be subject to the federal alternative minimum tax.

While the fund generally invests solely in securities with the highest credit rating or the unrated equivalent as determined by the investment adviser, it may invest up to 3% of its assets in securities with the second-highest credit rating that mature in 45 days or less. The fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. The maximum weighted average maturity of the fund's portfolio is 60 days and the maximum weighted average life to maturity of the fund's portfolio is 120 days.

In response to liquidity needs or unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

Investment Risks and Other Potential Risks

Investments in the funds are not bank deposits. They are not insured or guaranteed by The Bank of New York Mellon, any of its affiliates or any other bank, or the FDIC or any other government agency. None of the funds should be relied upon as a complete investment program. The share prices of the equity, taxable bond and municipal bond funds fluctuate, sometimes dramatically, which means you could lose money. Although each money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. Each money market fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while each money market fund has maintained a constant share price since inception, and will continue to try to do so, neither the investment adviser nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00.

The funds also are subject to the investment risks and other potential risks listed in the tables below. For a description of the risks listed in the tables, please see "Glossary – Investment Risks" and "Glossary – Other Potential Risks" beginning on page 153 and page 158, respectively. See also the funds' Statement of Additional Information for information on certain other investments in which the funds may invest and other investment techniques in which the funds may engage from time to time and related risks. To the extent that the Large Cap Market Opportunities Fund, Tax-Sensitive Large Cap Multi-Strategy Fund and Asset Allocation Fund invest in shares of an underlying BNY Mellon fund, it is subject to the same principal risks as the underlying fund, which are described below.

Investment Risks

	Large Cap Stock Fund	Large Cap Market Opportunities Fund	Tax-Sensitive Large Cap Multi-Strategy Fund	Income Stock Fund	Mid Cap Multi-Strategy Fund	Small Cap Multi-Strategy Fund	U.S. Core Equity 130/30 Fund	Focused Equity Opportunities Fund	Small/Mid Cap Fund
Conflicts of interest risk		✓	✓
Convertible securities risk		✓	✓	✓
Derivatives risk		✓	✓	✓	✓	✓	✓	✓	✓
Emerging markets risk		✓	✓		✓	✓		✓	✓
Exchange-traded fund risk		✓	✓		✓	✓	✓
Foreign currency risk		✓	✓		✓	✓		✓	✓
Foreign investment risk		✓	✓		✓	✓		✓	✓
Growth and value stock risk	✓	✓	✓	✓	✓	✓	✓	✓	✓
IPO risk					✓	✓			✓
Large cap stock risk	✓	✓	✓	✓				✓
Leverage risk		✓	✓	✓	✓	✓	✓	✓	✓
Liquidity risk					✓	✓			✓
Management risk	✓	✓	✓	✓	✓	✓	✓	✓	✓
Market risk	✓	✓	✓	✓	✓	✓	✓	✓	✓
Market sector risk		✓	✓	✓	✓	✓		✓
Midsize company risk					✓
Non-diversification risk								✓
Preferred stock risk		✓	✓	✓
Risks of stock investing	✓	✓	✓	✓	✓	✓	✓	✓	✓
Short-term trading risk					✓	✓	✓		✓
Short sale risk		✓	✓				✓
Small and midsize company risk						✓			✓
Strategy allocation risk		✓	✓		✓	✓

Investment Risks (cont'd)

	International Fund	Emerging Markets Fund	International Appreciation Fund	International Equity Income Fund	Bond Fund	Intermediate Bond Fund	Corporate Bond Fund	Intermediate U.S. Government Fund	Short-Term U.S. Government Securities Fund
Asset-backed securities risk							✓
Call risk					✓	✓	✓	✓	✓
Country and sector allocation risk	✓	✓		✓
Credit risk					✓	✓	✓	✓	✓
Depositary receipts risk			✓
Derivatives risk	✓	✓	✓	✓	✓	✓	✓	✓	✓
Emerging markets risk		✓		✓
Exchange-traded fund risk	✓	✓		✓
Foreign currency risk	✓	✓	✓	✓	✓	✓	✓
Foreign investment risk	✓	✓	✓	✓	✓	✓	✓
Government securities risk					✓	✓	✓	✓	✓
Growth and value stock risk	✓	✓	✓	✓
Inflation-indexed security risk								✓
Interest rate risk					✓	✓	✓	✓	✓
Leverage risk	✓	✓	✓	✓	✓	✓	✓	✓	✓
Liquidity risk	✓	✓	✓	✓	✓	✓	✓	✓	✓
Management risk	✓	✓	✓	✓	✓	✓	✓	✓	✓
Market risk	✓	✓	✓	✓	✓	✓	✓
Market sector risk			✓	✓	✓	✓	✓
Mortgage-related securities risk					✓	✓	✓	✓	✓
Municipal securities risk					✓	✓	✓
Repurchase agreement counterparty risk									✓

	International Fund	Emerging Markets Fund	International Appreciation Fund	International Equity Income Fund	Bond Fund	Intermediate Bond Fund	Corporate Bond Fund	Intermediate U.S. Government Fund	Short-Term U.S. Government Securities Fund
Risks of stock investing	✓	✓	✓	✓
Small and midsize company risk	✓	✓	✓	✓

Investment Risks (cont'd)

	National Intermediate Municipal Bond Fund	National Short-Term Municipal Bond Fund	Pennsylvania Intermediate Municipal Bond Fund	Massachusetts Intermediate Municipal Bond Fund	New York Intermediate Tax-Exempt Bond Fund	Municipal Opportunities Fund	Asset Allocation Fund
Call risk	✓	✓	✓	✓	✓	✓	✓
Conflicts of interest risk							✓
Convertible securities risk							✓
Correlation risk							✓
Credit risk	✓	✓	✓	✓	✓	✓	✓
Derivatives risk	✓	✓	✓	✓	✓	✓	✓
Emerging markets risk						✓	✓
Exchange-traded fund risk							✓
Foreign currency risk						✓	✓
Foreign investment risk						✓	✓
Government securities risk							✓
Growth and value stock risk							✓
Interest rate risk	✓	✓	✓	✓	✓	✓	✓
Inverse floating rate securities risk	✓	✓	✓	✓	✓	✓
IPO risk							✓
Leverage risk	✓	✓	✓	✓	✓	✓
Liquidity risk	✓	✓	✓	✓	✓	✓	✓
Management risk	✓	✓	✓	✓	✓	✓	✓
Market risk							✓
Market sector risk	✓	✓	✓	✓	✓	✓	✓
Mortgage-related securities risk							✓
Municipal securities risk	✓	✓	✓	✓	✓	✓
Non-diversification risk	✓	✓	✓	✓	✓	✓
Preferred stock risk							✓
Risks of stock investing							✓
Small and midsize company risk							✓
State-specific risk			✓	✓	✓
Strategy allocation risk							✓
Tax risk	✓	✓	✓	✓	✓	✓

Investment Risks (cont'd)

	Money Market Fund	National Municipal Money Market Fund
Banking industry risk	✓
Credit risk	✓	✓
Foreign investment risk	✓
Government securities risk	✓
Interest rate risk	✓	✓
Liquidity risk	✓	✓
Municipal securities risk	✓	✓
Repurchase agreement counterparty risk	✓
Tax risk		✓

Other Potential Risks

	Large Cap Stock Fund	Large Cap Market Opportunities Fund	Tax-Sensitive Large Cap Multi-Strategy Fund	Income Stock Fund	Mid Cap Multi-Strategy Fund	Small Cap Multi-Strategy Fund	U.S. Core Equity 130/30 Fund	Focused Equity Opportunities Fund	Small/Mid Cap Fund
ADR risk	✓	✓	✓	✓	✓	✓	✓	✓	✓
IPO risk*	✓	✓	✓	✓	+	+	✓	✓	+
Interest rate and credit risks		✓	✓	✓
Liquidity risk*	✓	✓	✓	✓	+	+	✓	✓	+
Order delay risk		✓	✓
Real estate sector risk		✓	✓
REIT risk		✓	✓		✓	✓	✓	✓	✓
Securities lending risk	✓	✓	✓	✓	✓	✓	✓	✓	✓
Short sale risk*		+	+				+	✓	✓
Short-term trading risk*		✓	✓	+	+	+	✓	✓	+
Small and midsize company risk*	✓	✓	✓	✓		+	✓	✓
Temporary defensive position risk	✓	✓	✓	✓	✓	✓	✓	✓	✓

	International Fund	Emerging Markets Fund	International Appreciation Fund	International Equity Income Fund	Bond Fund	Intermediate Bond Fund	Corporate Bond Fund	Intermediate U.S. Government Fund	Short-Term U.S. Government Securities Fund
ADR risk	✓	✓		✓
Asset-backed securities risk*					✓	✓	+	✓
IPO risk*	✓	✓
Municipal securities risk*					+	+	+	✓	✓
Pooled investment vehicle risk			✓
REIT risk				✓
Securities lending risk					✓	✓	✓	✓	✓
Short-term trading risk*	✓	✓	✓	✓	✓	✓	✓	✓	✓
Temporary defensive position risk	✓	✓	✓	✓	✓	✓	✓	✓	✓

Other Potential Risks (cont'd)

	National Intermediate Municipal Bond Fund	National Short-Term Municipal Bond Fund	Pennsylvania Intermediate Municipal Bond Fund	Massachusetts Intermediate Municipal Bond Fund	New York Intermediate Tax-Exempt Bond Fund	Municipal Opportunities Fund	Asset Allocation Fund
ADR risk							✓
Alternative asset categories and investment strategies risk							✓
Commodity sector risk							✓
Foreign government obligations and securities of supranational entities risk							✓
Real estate sector risk							✓
REIT risk							✓
RIC tax risk							✓
Securities lending risk	✓	✓	✓	✓	✓	✓	✓
Subsidiary risk							✓
Short-term trading risk*							✓
Temporary defensive position risk	✓	✓	✓	✓	✓	✓	✓

___________ * See â€³Glossary-Investment Risksâ€³ for a description of risk. +See "Investment Risks" table.

Glossary - Investment Risks

• Asset-backed securities risk. General downturns in the economy could cause the value of asset-backed securities to fall. In addition, asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

• Banking industry risk. The risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk, and regulatory developments relating to the banking industry.

• Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Conflicts of interest risk. The fund's investment adviser will have the authority to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund. The fund's investment adviser or its affiliates may serve as investment adviser to the underlying funds. The interests of the fund on the one hand, and those of an underlying fund on the other, will not always be the same. Therefore, conflicts may arise as the investment adviser fulfills its fiduciary duty to the fund and the underlying funds. In addition, the investment adviser recommends asset allocations among these underlying funds, each of which pays advisory fees at different rates to the investment adviser or its affiliates. These situations are considered by the fund's board when it reviews the asset allocations for the fund.

• Convertible securities risk. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations. Convertible securities also offer the potential for capital appreciation through the conversion feature, although there can be no assurance of capital appreciation because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

• Correlation risk. Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem. Because the fund allocates its investments among different asset classes, the fund is subject to correlation risk.

• Country and sector allocation risk. While the portfolio managers use the country and sector weightings of the fund's benchmark index as a guide in structuring the fund's portfolio, they may overweight or underweight certain countries or sectors relative to the index. This may cause the fund’s performance to be more or less sensitive to developments affecting those countries or sectors.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price. The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations. High yield ("junk") bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

• Depositary receipts risk. The fund pursues its objective by investing primarily in DRs representing securities of non-U.S. issuers, and generally will not invest in non-U.S. issuers that do not have sponsored or unsponsored DR programs even though such issuers may otherwise be an attractive investment for the fund. DRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert DRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related DR. The fund may invest in DRs through an unsponsored facility where the depositary issues the DRs without an agreement with the company that issues the underlying securities. Holders of unsponsored

DRs generally bear all the costs of such facility, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the company that issues the underlying securities or to pass through voting rights to the holders of the DRs with respect to the underlying securities.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Many of the regulatory protections afforded participants on organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions. Certain types of derivatives, including over-the-counter transactions, involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument. Certain derivatives may cause taxable income.

• Emerging market risk. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government or regulatory action and even nationalization of businesses, restrictions on foreign ownership, on prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult. Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price. In particular, emerging markets may have relatively unstable governments, present the risk of sudden adverse government or regulatory action and even nationalization of businesses, restrictions on foreign ownership on prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of emerging market countries may be based predominantly on only a few industries and may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult. Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets.

• Exchange-traded fund (ETF) risk. ETFs typically trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting or number of instruments held by the ETF. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. Certain underlying funds may invest in ETFs that are not registered under the Investment Company Act of 1940, as amended, including commodity pools registered under the Commodity Exchange Act. Brokerage costs are incurred when purchasing and selling shares of ETFs.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Foreign investment risk. To the extent the fund invests in foreign securities, its performance may be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

• Inflation-indexed security risk. Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. The U.S. Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, the fund may be required to make annual distributions to shareholders that exceed the cash the fund received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

• Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.

• Inverse floating rate securities risk. The interest payment received on inverse floating rate securities generally will decrease when short-term interest rates increase. Inverse floaters are derivatives that involve leverage and could magnify the fund's gains or losses.

• IPO risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

• Large cap stock risk. To the extent the fund invests in large capitalization stocks, the fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

• Leverage risk. The use of leverage, such as engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts or forward currency contracts, investing in inverse floaters and engaging in forward commitment transactions, may magnify the fund's gains or losses.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. Liquidity risk also exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

• Management risk. Management risk is the risk that the investment process used by the fund's portfolio managers could fail to achieve the fund's investment goal and cause your fund investment to lose value.

• Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry, or factors that affect a particular company, such as management performance, financial leverage, and reduced demand for the company's products or services.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Midsize company risk. Midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.

• Mortgage-related securities risk. Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. The fund is subject to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage-backed securities) the market prices for such securities are not guaranteed and will fluctuate. Privately issued mortgage-related securities also are subject to credit risks associated with the performance of the underlying mortgage properties, and may be more volatile and less liquid than more traditional government-backed debt securities. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid causing the fund to purchase new securities at current market rates, which usually will be lower. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund's potential price gain in response to falling interest rates, reduce the fund's yield or cause the fund's share price to fall. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. When interest rates rise, the effective duration of the fund's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.

• Municipal securities risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund's share price.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

• Preferred stock risk. Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.

• Repurchase agreement counterparty risk. The risk that a counterparty in a repurchase agreement could fail to honor the terms of its agreement.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry, such as labor shortages or increased production costs and competitive conditions within an industry, or factors that affect a particular company, such as management performance, financial leverage, and reduced demand for the company's products or services.

• Short sale risk. The fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk. The fund may not always be able to close out a short position at a particular time or at an acceptable price. The fund may not always be able to borrow a security the fund seeks to sell short at a particular time or at an acceptable price. Thus, there is a risk that the fund may be unable to fully implement an investment strategy that involves short selling due to a lack of available stocks or for some other reason. It is possible that the market value of the securities the fund holds in long positions will decline at the same time that the market value of the securities the fund has sold short increases, thereby increasing the fund’s potential volatility. Investing the proceeds of short sales in additional long positions held by the fund is a form of leverage. The use of leverage may magnify the fund's investment gains and losses.

• Short-term trading risk. At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economic factors. Other investments are made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop.

• State-specific risk. The fund is subject to the risk that relevant state's economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Strategy allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the investment adviser to allocate effectively the fund's assets among multiple investment strategies. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal or that an investment strategy will achieve its particular investment objective. Portfolio managers responsible for the investment strategies used by the fund make investment decisions independently and it is possible that the investment strategies may not complement one another. As a result, the fund's exposure to a given stock, industry or investment style could unintentionally be greater or smaller than it would have been if the fund had a single investment strategy.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

Glossary - Other Potential Risks

• ADR risk. ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. In addition, holders of unsponsored ADRs generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such ADRs in respect of the deposited securities.

• Alternative asset categories and investment strategies risk. Because certain underlying funds seek to provide exposure to alternative or non-traditional asset categories or investment strategies, the performance of these underlying funds will be linked to the performance of these highly volatile asset categories and strategies. Accordingly, investors should consider purchasing shares of the fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of the fund's assets allocated to such asset class.

• Commodity sector risk. Exposure to the commodities markets through its investments in certain underlying funds may subject the fund to greater volatility than investments in traditional securities. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds. Investments linked to the prices of commodities are considered speculative. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships, weather, agriculture, trade, fiscal, monetary and exchange control programs, disease, pestilence, acts of terrorism, embargoes, tariffs and international economic, political, military and regulatory developments. The commodity markets are subject to temporary distortions or other disruptions due to a variety of factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention. United States futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices, which may occur during a single business day. These limits are generally referred to as "daily price fluctuation limits" and the maximum or minimum price of a contract on any given day as a result of these limits is referred to as a "limit price." Once the limit price has been reached in a particular contract, no trades may be made at a different price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices. These circumstances could adversely affect the value of the commodity-linked investments.

• Foreign government obligations and securities of supranational entities risk. Investing in the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which an underlying fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates and extreme poverty and unemployment. Some of these countries also are characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. Some sovereign obligors in emerging market countries have been among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

• Interest rate and credit risks. Any investment in fixed-income securities will be subject primarily to interest rate and credit risks. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, to the extent the fund invests in bonds, the fund's share price. The longer the effective maturity and duration of these investments, the more likely the fund's share price will react to interest rates. Credit risk is the risk that the issuer of the security will fail to make timely interest or principal payments, and includes the possibility that any of the fund's fixed-income investments will have its credit rating downgraded.

• Order delay risk. Portfolio managers responsible for the investment strategies used by the fund also manage other mutual funds or accounts and may submit purchase and sale orders for portfolio securities concurrently for the fund and such other funds or accounts. Orders on behalf of the fund are submitted to the investment adviser's trading desk; whereas, orders for the other funds or accounts may be submitted to the trading desk of an affiliate of the investment adviser or the trading desk of Walter Scott. Because the investment adviser seeks to promote tax efficiency and avoid wash sale transactions for the fund, certain orders submitted on behalf of the fund may be delayed and not aggregated (or "bunched") with those of the other funds or accounts managed by the fund's portfolio managers. In some cases, the delay may adversely affect the price paid or received by the fund for such portfolio securities or the amount of the commission paid to the broker or dealer.

• Pooled investment vehicle risk. The fund may invest in pooled investment vehicles which may involve duplication of advisory fees and certain other expenses.

• Real estate sector risk. Investments in the securities of companies principally engaged in the real estate sector will be affected by factors particular to the real estate sector. The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate. These include: declines in real estate values, defaults by mortgagors or other borrowers and tenants, increases in property taxes and operating expenses, overbuilding, fluctuations in rental income, changes in interest rates, possible lack of availability of mortgage funds or financing, extended vacancies of properties, changes in tax and regulatory requirements (including zoning laws and environmental restrictions), losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, and casualty or condemnation losses. In addition, the performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. Moreover, certain real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited.

• REIT risk. Equity REITs, which invest a majority of their assets directly in real property and derive income primarily from the collection of rents and lease payments, may be affected by changes in the value of the underlying property owned by the trust, while mortgage REITs, which invest the majority of their assets in real estate mortgages and derive income primarily from the collection of interest payments, may be affected by the quality of any credit extended. Further, REITs are highly dependent upon management skill and often are not diversified. REITs also are subject to heavy cash flow dependency and to defaults by borrowers or lessees. In addition, REITs possibly could fail to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act of 1940. Certain REITs provide for a specified term of existence in their trust documents. Such REITs run the risk of liquidating at an economically disadvantageous time.

• RIC tax risk. A regulated investment company (RIC) must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code of 1986, as amended. Certain underlying funds that are RICs intend to achieve exposure to currency markets primarily through entering into forward currency contracts. Although foreign currency gains currently constitute qualifying income, the Treasury Department has the authority to issue regulations excluding from the definition of "qualifying income" a RIC's foreign currency gains not "directly related" to its "principal business" of investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some foreign currency-denominated positions as not qualifying income.

Certain underlying funds may gain exposure to commodity markets through investments in commodity-linked derivative instruments, including commodity options and futures, and commodity index-linked structured notes and swap agreements. Certain underlying funds also may gain exposure indirectly to commodity markets by investing in a subsidiary of such underlying fund. The Internal Revenue Service (IRS) has issued private letter rulings to these underlying funds confirming that income from such underlying funds' investment in their respective subsidiaries will constitute "qualifying income" for purposes of the 90% income test described above. The tax treatment of commodity-linked notes and other commodity-linked derivatives and the underlying funds' investment in such subsidiaries may be adversely affected by future legislation, Treasury regulations or guidance issued by the IRS that could affect the character, timing or amount of an underlying fund's taxable income or any gains and distributions made by such underlying fund.

• Securities lending risk. The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

• Subsidiary risk. Certain underlying funds may gain exposure indirectly to commodity markets by investing in a subsidiary of such underlying fund. By investing in the subsidiary, the underlying fund will be indirectly exposed to the risks associated with the subsidiary's investments in commodities. The subsidiary is not registered under the Investment Company Act of 1940, as amended, and generally is not subject to the investor protections of said Act. As an investor in the subsidiary, the underlying fund does not have all of the protections offered to investors by the Investment Company Act of 1940, as amended. Changes in the laws of the United States or the Cayman Islands could prevent such an underlying fund or its subsidiary from operating as described in the underlying fund's prospectus and could negatively affect such underlying fund and its shareholders. In addition, the Cayman Islands currently does not impose any income, corporate, capital gain or withholding taxes on such subsidiaries. If this were to change and the subsidiary was required to pay Cayman Island taxes, the investment returns of the underlying fund would be adversely affected.

• Temporary defensive position risk. Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

Management

Investment Adviser

The investment adviser for the funds is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $241 billion in 183 mutual fund portfolios. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients manage and service their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $27.9 trillion in assets under custody and administration and $1.4 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

Sub-Investment Advisers

The investment adviser has engaged Robeco Investment Management, Inc. (Robeco) to serve as the sub-investment adviser of BNY Mellon Mid Cap Multi-Strategy Fund responsible for the portion of the fund’s assets allocated to the Robeco Mid Cap Value Strategy. Robeco is a wholly-owned subsidiary of Robeco US Holding, Inc., both located at 909 Third Avenue, New York, New York 10022. Robeco US Holding, Inc. is a wholly-owned subsidiary of Robeco International Holding, B.V., which is a wholly-owned subsidiary of Robeco Groep N.V., both located at Coolsingel 120, 3011 AG Rotterdam, The Netherlands, Postbus 973, NL - 3000 AZ Rotterdam. Robeco Groep N.V. is a wholly-owned subsidiary of Rabobank Nederland, located at UCB 550 Postbus 17100 3500 HG Utrecht, The Netherlands. As of August 31, 2012, Robeco had approximately $29.5 billion in assets under management. Robeco, subject to the investment adviser's supervision and approval, provides investment advisory assistance and research and the day-to-day management of the portion of the fund's assets allocated to the Robeco Mid Cap Value Strategy.

The investment adviser has engaged its affiliate, Walter Scott, located at One Charlotte Square, Edinburgh, Scotland, UK, to serve as the sub-investment adviser of BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund responsible for the portion of the respective fund's assets allocated to the U.S. Large Cap Equity Strategy. Walter Scott is a wholly-owned subsidiary of BNY Mellon. As of August 31, 2012, Walter Scott had approximately $53.6 billion in assets under management. Walter Scott, subject to the investment adviser's supervision and approval, provides investment advisory assistance and research and the day-to-day management of the portion of the respective fund's assets allocated to the U.S. Large Cap Equity Strategy.

Distributor

MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of the investment adviser, serves as distributor of each fund (i.e., principal underwriter). Shareholder services fees are paid to MBSC for providing shareholder account service and maintenance. The investment adviser or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of a fund or provide other services. Such payments are separate from any shareholder services fees or other expenses paid by the funds to those intermediaries. Because those payments are not made by you or the fund, the fund's total expense ratio will not be affected by any such payments. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from the investment adviser's or MBSC's own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, the investment adviser or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of a fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to a fund.

Code of Ethics

The funds, the investment adviser, Walter Scott, Robeco and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by a fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. A primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund.

Portfolio Managers
Name of Fund	Primary Portfolio Manager(s)
BNY Mellon Large Cap Stock Fund	Sean P. Fitzgibbon and Jeffrey D. McGrew
BNY Mellon Large Cap Market Opportunities Fund

Bernard Schoenfeld (investment allocation), Irene D. O'Neill (Focused Equity Strategy, Large Cap Growth Strategy and Large Cap Dividend Strategy), Jane Henderson, Roy Leckie, Charlie Macquaker and Rodger Nisbet (U.S. Large Cap Equity Strategy), Brian C. Ferguson (Dynamic Large Cap Value Strategy) and Elizabeth Slover, David Sealy and Barry Mills (U.S. Large Cap Growth Strategy)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

Bernard Schoenfeld (investment allocation), Irene D. O'Neill (Large Cap Core Strategy, Focused Equity Strategy, Large Cap Growth Strategy and Large Cap Dividend Strategy), Thomas Murphy (Large Cap Tax-Sensitive Strategy), Jane Henderson, Roy Leckie, Charlie Macquaker and Rodger Nisbet (U.S. Large Cap Equity Strategy), Brian C. Ferguson (Dynamic Large Cap Value Strategy) and Elizabeth Slover, David Sealy and Barry Mills (U.S. Large Cap Growth Strategy)

BNY Mellon Income Stock Fund	John C. Bailer
BNY Mellon Mid Cap Multi-Strategy Fund

Bernard Schoenfeld (investment allocation), Thomas Murphy (Mid Cap Tax-Sensitive Strategy), David Daglio (lead portfolio manager), James Boyd, Dale Dutile and Creighton Kang (Opportunistic Mid Cap Value Strategy), B. Randall Watts, Jr. and Robert C. Zeuthen (Mid Cap Growth Strategy) and Joseph F. Feeney, Jr. and Steven L. Pollack (Robeco Mid Cap Value Strategy)

BNY Mellon Small Cap Multi-Strategy Fund

Bernard Schoenfeld (investment allocation), David Daglio (lead portfolio manager), James Boyd, Dale Dutile and Creighton Kang (Opportunistic Small Cap Strategy), Joseph M. Corrado, Stephanie K. Brandaleone and Edward R. Walter (Small Cap Value Strategy) and B. Randall Watts, Jr. and P. Hans Von Der Luft (Small Cap Growth Strategy)

BNY Mellon U.S. Core Equity 130/30 Fund	Sean P. Fitzgibbon and Jeffrey D. McGrew
BNY Mellon Focused Equity Opportunities Fund	Irene D. O'Neill
BNY Mellon Small/Mid Cap Fund	John Truschel
BNY Mellon International Fund	D. Kirk Henry (value investment style) and Sean P. Fitzgibbon and Mark A. Bogar (core investment style)
BNY Mellon Emerging Markets Fund	D. Kirk Henry (value investment style) and Sean P. Fitzgibbon and Jay Malikowski (core investment style)
BNY Mellon International Appreciation Fund	Richard A. Brown, Thomas J. Durante and Karen Q. Wong
BNY Mellon International Equity Income Fund	Jocelin A. Reed, C. Wesley Boggs, Warren Chiang and Ronald Gala
BNY Mellon Bond Fund	John F. Flahive
BNY Mellon Intermediate Bond Fund	John F. Flahive
BNY Mellon Corporate Bond Fund	John F. Flahive
BNY Mellon Intermediate U.S. Government Fund	John F. Flahive
BNY Mellon Short-Term U.S. Government Securities Fund	Lawrence R. Dunn

Portfolio Managers
Name of Fund	Primary Portfolio Manager(s)
BNY Mellon National Intermediate Municipal Bond Fund	John F. Flahive and Mary Collette O'Brien
BNY Mellon National Short-Term Municipal Bond Fund	Jeremy N. Baker and Timothy J. Sanville
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	Jeremy N. Baker and Mary Collette O'Brien
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	John F. Flahive and Mary Collette O'Brien
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	John F. Flahive
BNY Mellon Municipal Opportunities Fund	John F. Flahive
BNY Mellon Asset Allocation Fund	Bernard Schoenfeld (investment allocation), Sean P. Fitzgibbon and Jeffrey D. McGrew (equity portion) and John F. Flahive (fixed-income portion)

Biographical Information

John C. Bailer, CFA, has been the primary portfolio manager of BNY Mellon Income Stock Fund since December 2011. Mr. Bailer has been employed by Dreyfus since September 2003. He is a chartered financial analyst, managing director and associate portfolio manager of the U.S. Large Cap Value Strategy of The Boston Company Asset Management, LLC (TBCAM), an affiliate of Dreyfus, where he has been employed since November 1992.

Jeremy N. Baker, CFA, has been a primary portfolio manager of BNY Mellon National Short-Term Municipal Bond Fund and BNY Mellon Pennsylvania Intermediate Municipal Bond Fund since March 2006. Mr. Baker has been employed by Dreyfus since March 2006. He is a vice president of The Bank of New York Mellon, which he joined in September 2002.

Mark A. Bogar, CFA, has been a primary portfolio manager of BNY Mellon International Fund since January 2010. Mr. Bogar has been employed by Dreyfus since November 2008. He is a director, portfolio manager, research analyst and member of the Global Core Equity Team of TBCAM, where he has been employed since August 2007.

C. Wesley Boggs has been a primary portfolio manager of BNY Mellon International Equity Income Fund since its inception in December 2011. He is a member of the Active Equity Team of Mellon Capital Corporation (Mellon Capital), an affiliate of Dreyfus, which makes investment decisions for BNY Mellon International Equity Income Fund. Mr. Boggs has been employed by Dreyfus since 2007. He is a vice president and senior portfolio manager at Mellon Capital, where he has been employed since 1993.

James Boyd has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Opportunistic Mid Cap Value Strategy and of BNY Mellon Small Cap Multi-Strategy Fund with respect to the Opportunistic Small Cap Strategy since August 2012. Mr. Boyd has been employed by Dreyfus since December 2008. He is an  equity research analyst and portfolio manager at TBCAM, where he has been employed since 2005.

Stephanie K. Brandaleone, CFA, has been a primary portfolio manager of BNY Mellon Small Cap Multi-Strategy Fund with respect to the Small Cap Value Strategy since August 2012. Ms. Brandaleone has been employed by Dreyfus since November 2008. Ms. Brandaleone is a director, portfolio manager and investment research analyst at TBCAM, where she has been employed since 2003.

Richard A. Brown has been a primary portfolio manager of BNY Mellon International Appreciation Fund since July 2009. Mr. Brown has been employed by Dreyfus since April 2005. He is a portfolio manager with Mellon Capital, where he has been employed since 1995.

Warren Chiang, CFA,  has been a primary portfolio manager of BNY Mellon International Equity Income Fund since its inception in December 2011. He is a member of the Active Equity Team of Mellon Capital, which makes investment decisions for BNY Mellon International Equity Income Fund. Mr. Chiang has been employed by Dreyfus since 2007. He is a managing director of active equity strategies at Mellon Capital, where he has been employed since 1997.

Joseph M. Corrado, CFA has been a primary portfolio manager of BNY Mellon Small Cap Multi-Strategy Fund with respect to the Small Cap Value Strategy since August 2012. Mr. Corrado has been employed by Dreyfus since November 2008. Mr. Corrado is a senior managing director and portfolio manager at TBCAM, where he has been employed since 2003.

David Daglio has been the lead primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Opportunistic Mid Cap Value Strategy and of BNY Mellon Small Cap Multi-Strategy Fund with respect to the Opportunistic Small Cap Strategy since August 2012. Mr. Daglio has been employed by Dreyfus since April 2001. He is a senior managing director and portfolio manager at TBCAM, where he has been employed since 1998.

Lawrence R. Dunn, CFA, has been a portfolio manager of BNY Mellon Short-Term U.S. Government Securities Fund since its inception in October 2000. Mr. Dunn has been employed by Dreyfus since November 1995. He is an assistant vice president of The Bank of New York Mellon, which he joined in April 1990.

Thomas J. Durante has been a primary portfolio manager of BNY Mellon International Appreciation Fund since July 2009. Mr. Durante has been employed by Dreyfus since August 1982. He is a portfolio manager at Mellon Capital, where he has been employed since January 2000.

Dale Dutile has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Opportunistic Mid Cap Value Strategy and of BNY Mellon Small Cap Multi-Strategy Fund with respect to the Opportunistic Small Cap Strategy since August 2012. Mr. Dutile has been employed by Dreyfus since December 2008. He is an  equity research analyst and portfolio manager at TBCAM, where he has been employed since 2006.

Joseph F. Feeney, Jr., CFA, has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Robeco Mid Cap Value Strategy since August 2012. Mr. Feeney is Co-Chief Executive Officer and Chief Investment Officer of Robeco, which he joined in 1995.

Brian C. Ferguson has been the primary portfolio manager of BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the Dynamic Large Cap Value Strategy since each fund's inception in July 2010. Mr. Ferguson has been employed by Dreyfus since October 2002. He is a senior vice president and the director of the U.S. Large Cap Value Equity Team of TBCAM, where he has been employed since June 1997.

Sean P. Fitzgibbon, CFA, has been a primary portfolio manager of BNY Mellon Large Cap Stock Fund and BNY Mellon Asset Allocation Fund since February 2007, of BNY Mellon U.S. Core Equity 130/30 Fund since its inception in July 2007, and of BNY Mellon Emerging Markets Fund and BNY Mellon International Fund since January 2010. Mr. Fitzgibbon has been employed by Dreyfus since October 2004. He is a senior managing director, portfolio manager, research analyst and head of the Global Core Equity Team of TBCAM, where he has been employed since August 1991.

John F. Flahive, CFA, has been a primary portfolio manager of BNY Mellon National Intermediate Municipal Bond Fund since its inception in October 2000, of BNY Mellon Massachusetts Intermediate Municipal Bond Fund since its inception in September 2002, of BNY Mellon Bond Fund since August 2005, of BNY Mellon Municipal Opportunities Fund since its inception in October 2008 and of BNY Mellon Corporate Bond Fund since its inception in March 2012. He also has been a primary portfolio manager of BNY Mellon Asset Allocation Fund and BNY Mellon Intermediate Bond Fund since March 2006 and of BNY Mellon Intermediate U.S. Government Fund and BNY Mellon New York Intermediate Tax-Exempt Bond Fund since September 2008. Mr. Flahive has been employed by Dreyfus since November 1994. He is senior vice president of The Bank of New York Mellon, which he joined in October 1994.

Ronald Gala, CFA,  has been a primary portfolio manager of BNY Mellon International Equity Income Fund since its inception in December 2011. He is a member of the Active Equity Team of Mellon Capital, which makes investment decisions for BNY Mellon International Equity Income Fund. Mr. Gala has been employed by Dreyfus since 1998. He is a director and senior portfolio manager at Mellon Capital and has been employed by Mellon Capital or predecessor BNY Mellon entities since 1993.

Jane Henderson has been a primary portfolio manager of BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the U.S. Large Cap Equity Strategy since each fund's inception in July 2010. Ms. Henderson is the Managing Director of Walter Scott, which she joined in 1995, and is a member of its IMG.

D. Kirk Henry, CFA, has been a primary portfolio manager of BNY Mellon Emerging Markets Fund since its inception in October 2000 and of BNY Mellon International Fund since September 2002. Mr. Henry has been employed by Dreyfus since May 1996. He is executive vice president and international equity portfolio manager of TBCAM. He has held that position since May 1994.

Creighton Kang has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Opportunistic Mid Cap Value Strategy and of BNY Mellon Small Cap Multi-Strategy Fund with respect to the Opportunistic Small Cap Strategy since August 2012. Mr. Kang has been employed by Dreyfus since May 2011. He is an  equity research analyst and portfolio manager at TBCAM, where he has been employed since 2007.

Roy Leckie has been a primary portfolio manager of BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the U.S. Large Cap Equity Strategy since each fund's inception in July 2010. Mr. Leckie is a director of Walter Scott, which he joined in 1995, and co-leads its IMG.

Charlie Macquaker has been a primary portfolio manager of BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the U.S. Large Cap Equity Strategy since each fund's inception in July 2010. Mr. Macquaker is a director of Walter Scott, which he joined in 1991, and co-leads its IMG.

Jay Malikowski has been a primary portfolio manager of BNY Mellon Emerging Markets Fund since January 2010. Mr. Malikowski has been employed by Dreyfus since January 2010. He is a vice president, portfolio manager, research analyst and member of the Global Core Equity Team at TBCAM, where he has been employed since August 2007.

Jeffrey D. McGrew, CFA, has been a primary portfolio manager of BNY Mellon U.S. Core Equity 130/30 Fund since its inception in July 2007 and of BNY Mellon Large Cap Stock Fund and BNY Mellon Asset Allocation Fund since January 2010. Mr. McGrew has been employed by Dreyfus since April 2006. He is a managing director, portfolio manager, research analyst and member of the Global Core Equity Team at TBCAM, where he has been employed since 2002.

Barry Mills has been a primary portfolio manager of BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the U.S. Large Cap Growth Strategy since each fund's inception in July 2010. Mr. Mills has been employed by Dreyfus since 1999. He is an analyst on the Core Research Team at TBCAM, where he has been employed since June 2005.

Thomas Murphy has been the primary portfolio manager of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the Large Cap Tax-Sensitive Strategy since its inception in July 2010 and of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Mid Cap Tax-Sensitive Core Strategy since August 2012. Mr. Murphy has been employed by Dreyfus since June 2010. He has been Director, Tax-Managed Equity, at The Bank of New York Mellon since 2003.

Rodger Nisbet has been a primary portfolio manager of BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the U.S. Large Cap Equity Strategy since each fund's inception in July 2010. Mr. Nisbet is the Deputy Chairman of Walter Scott, which he joined in 1993, and is a member of its IMG.

Mary Collette O'Brien, CFA, has been a primary portfolio manager of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund since its inception in October 2000, and of BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon Massachusetts Intermediate Municipal Bond Fund since March 2006. Ms. O'Brien has been employed by Dreyfus since July 1996. She is a vice president of The Bank of New York Mellon, which she joined in April 1995.

Irene D. O'Neill, CFA, has been the primary portfolio manager of BNY Mellon Focused Equity Opportunities Fund since its inception in September 2009, of BNY Mellon Large Cap Market Opportunities Fund with respect to the Focused Equity Strategy and the Large Cap Growth Strategy and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the Large Cap Core Strategy, the Focused Equity Strategy and the Large Cap Growth Strategy since each fund's inception in July 2010, and of BNY Mellon Large Cap Market Opportunities Fund and of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the Large Cap Dividend Strategy since March 2012. Ms. O'Neill has been employed by Dreyfus since March 2008. She is a managing director and senior portfolio manager of The Bank of New York Mellon, which she joined in 2002.

Steven L. Pollack, CFA, has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Robeco Mid Cap Value Strategy since August 2012. Mr. Pollack is a senior portfolio manager of Robeco, which he joined in 2000.

Jocelin A. Reed, CFA,  has been a primary portfolio manager of BNY Mellon International Equity Income Fund since its inception in December 2011. She is a member of the Active Equity Team of Mellon Capital, which makes investment decisions for BNY Mellon International Equity Income Fund. Ms. Reed has been employed by Dreyfus since 1997. She is a director and senior portfolio manager at Mellon Capital and has been employed by Mellon Capital or predecessor BNY Mellon entities since 1994.

Timothy J. Sanville, CFA, has been a primary portfolio manager of BNY Mellon National Short-Term Municipal Bond Fund since its inception in October 2000. Mr. Sanville has been employed by Dreyfus since July 2000. He is an assistant vice president of The Bank of New York Mellon, which he joined in 1992.

Bernard Schoenfeld has been a primary portfolio manager of BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund and BNY Mellon Asset Allocation Fund responsible for investment allocation decisions since September 2011, and of BNY Mellon Mid Cap Multi-Strategy Fund and BNY Mellon Small Cap Multi-Strategy Fund responsible for investment allocation decisions since August 2012. Mr. Schoenfeld has been employed by Dreyfus since September 2011. He is a senior investment strategist and vice president of BNY Mellon Wealth Management and has been employed by The Bank of New York Mellon since 1970.

David Sealy has been a primary portfolio manager of BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the U.S. Large Cap Growth Strategy since each fund's inception in July 2010. Mr. Sealy has been employed by Dreyfus since 1997. He is an analyst on the Core Research Team at TBCAM, where he has been employed since June 2005.

Elizabeth Slover has been a primary portfolio manager of BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the U.S. Large Cap Growth Strategy since each fund's inception in July 2010. Ms. Slover has been employed by Dreyfus since November 2001. She is a managing director and the director of core research at TBCAM, where she has been employed since June 2005.

John Truschel, CFA, has been the primary portfolio manager of BNY Mellon Small/Mid Cap Fund since August 2012. Mr. Truschel has been employed by Dreyfus since August 2012. He is an executive vice president and global head of investment strategy at TBCAM, where he has been employed since 2003.

P. Hans Von Der Luft has been a primary portfolio manager of BNY Mellon Small Cap Multi-Strategy Fund with respect to the Small Cap Growth Strategy since August 2012. Mr. Von Der Luft has been employed by Dreyfus since December 2008. He is a director and  portfolio manager at TBCAM, where he has been employed since 2003.

Edward R. Walter, CFA, has been a primary portfolio manager of BNY Mellon Small Cap Multi-Strategy Fund with respect to the Small Cap Value Strategy since August 2012. Mr. Walter has been employed by Dreyfus since August 2012. Mr. Walter is a managing director, portfolio manager and investment research analyst at TBCAM, where he has been employed since 2003.

Randall Watts, Jr., CFA, has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Mid Cap Growth Strategy and of BNY Mellon Small Cap Multi-Strategy Fund with respect to the Small Cap Growth Strategy since August 2012. Mr. Watts has been employed by Dreyfus since December 2008. He is a senior managing director and portfolio manager at TBCAM, where he has been employed since 2003.

Karen Q. Wong has been a primary portfolio manager of BNY Mellon International Appreciation Fund since July 2009. Ms. Wong has been employed by Dreyfus since April 2005. She is a portfolio manager with Mellon Capital, where she has been employed since 2000.

Robert C. Zeuthen, CFA, has been a primary portfolio manager of BNY Mellon Mid Cap Multi-Strategy Fund with respect to the Mid Cap Growth Strategy since August 2012. Mr. Zeuthen has been employed by Dreyfus since March 2010. He is a director and  equity research analyst at TBCAM, where he has been employed since 2006.

The funds' Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

Investment Advisory Fee

Each of the funds has agreed to pay the investment adviser an investment advisory fee at the annual rate set forth in the table below, and, for the fiscal year ended August 31, 2012, each of the funds paid the investment adviser an investment advisory fee at the effective annual rate set forth in the table below.

A discussion regarding the basis for the board's approving each fund's investment advisory agreement with the investment adviser is available in the fund's annual report for the fiscal year ended August 31, 2012.

Investment Advisory Fees
Name of Fund	Contractual Investment Advisory Fee (as a percentage of average daily net assets)	Effective Investment Advisory Fee (as a percentage of average daily net assets)
BNY Mellon Large Cap Stock Fund	0.65%	0.65%
BNY Mellon Large Cap Market Opportunities Fund	*	0.60%
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	*	0.70%
BNY Mellon Income Stock Fund	0.65%	0.65%
BNY Mellon Mid Cap Multi-Strategy Fund	0.75%	0.75%
BNY Mellon Small Cap Multi-Strategy Fund	0.85%	0.85%
BNY Mellon U.S. Core Equity 130/30 Fund	0.80%	0.80%
BNY Mellon Focused Equity Opportunities Fund	0.70%	0.70%
BNY Mellon Small/Mid Cap Fund	0.75%	0.75%
BNY Mellon International Fund	0.85%	0.85%
BNY Mellon Emerging Markets Fund	1.15%	1.15%
BNY Mellon International Appreciation Fund	0.50%	0.50%
BNY Mellon International Equity Income Fund	0.85%	0.43%**
BNY Mellon Bond Fund	0.40%	0.40%
BNY Mellon Intermediate Bond Fund	0.40%	0.40%
BNY Mellon Corporate Bond Fund	0.40%	0.40%
BNY Mellon Intermediate U.S. Government Fund	0.50%	0.50%
BNY Mellon Short-Term U.S. Government Securities Fund	0.35%	0.35%
BNY Mellon National Intermediate Municipal Bond Fund	0.35%	0.35%
BNY Mellon National Short-Term Municipal Bond Fund	0.35%	0.35%
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	0.50%	0.50%
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	0.35%	0.35%
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	0.50%	0.38%**
BNY Mellon Municipal Opportunities Fund	0.50%	0.50%
BNY Mellon Asset Allocation Fund	***	0.14%**
BNY Mellon Money Market Fund	0.15%	0.05%**
BNY Mellon National Municipal Money Market Fund	0.15%	0.07%**

*BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Multi-Strategy Fund have each agreed to pay an investment advisory fee at the annual rate of 0.70% applied to that portion of its average daily net assets allocated to direct investments in securities, and at the annual rate of 0.15% applied to that portion of its average daily net assets allocated to any underlying funds.

**The effective investment advisory fee reflects a fee waiver/expense reimbursement in effect during the fund's fiscal year ended August 31, 2012.

***BNY Mellon Asset Allocation Fund has agreed to pay an investment advisory fee at the annual rate of 0.65% applied to that portion of the fund's average daily net assets allocated to direct investments in equity securities, at the annual rate of 0.40% applied to that portion of the fund's average daily net assets allocated to direct investments in debt securities, and at the annual rate of 0.15% applied to that portion of the fund's average daily net assets allocated to investments in money market instruments and any underlying funds.

Shareholder Guide

Buying, Selling and Exchanging Shares

Each fund is offering its Class M shares and Investor shares in this prospectus. The classes differ in their expenses, eligibility and minimum purchase requirements, and the services they offer to shareholders. Investor shares are subject to an annual shareholder services fee of .25% paid to the funds' distributor for shareholder account service and maintenance.

Class M shares are generally offered only to Wealth Management Clients of BNY Mellon that maintain qualified fiduciary, custody, advisory or other accounts with various affiliates of BNY Mellon (Wealth Management Clients). Such qualified fiduciary, custody, advisory or other accounts maintained by Wealth Management Clients with various affiliates of BNY Mellon (BNY Mellon Affiliates) are referred to herein as "Qualified Accounts." Class M shares owned by Wealth Management Clients will be held in omnibus accounts, or separate accounts, with the funds' transfer agent (BNY Mellon Fund Accounts). Class M shares of a fund also are offered to certain investment advisory firms on behalf of their high-net-worth and related clients, provided that such firms are approved by BNY Mellon Wealth Management and invest in the fund through an omnibus account (Investment Advisory Firms). Investment Advisory Firms are subject to a minimum initial investment requirement of $1 million. Class M shares owned by clients of Investment Advisory Firms will be held in omnibus accounts in the name of the Investment Advisory Firms. Records relating to the client accounts of Investment Advisory Firms generally will not be maintained by Dreyfus, The Bank of New York Mellon or their affiliates. Class M shares of each fund, except for BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large-Cap Multi-Strategy Fund, BNY Mellon Asset Allocation Fund, BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund, also are offered to unaffiliated investment companies approved by BNY Mellon Wealth Management.  In addition, BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund may be used as "sweep vehicles" for cash held in Qualified Accounts. Any such investments must be in the respective fund's Class M shares.

Investor shares are generally offered only to Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, and to individuals, corporations, partnerships and other entities that are not Wealth Management Clients and that receive a transfer of fund shares from a Wealth Management Client (collectively, Individual Clients), except that Individual Clients of a fund on July 10, 2001 will continue to be eligible to purchase Class M shares of that fund for their then existing accounts. Fund shares owned by Individual Clients will be held in separate accounts (Individual Accounts). Investor shares may also be offered to brokerage clients of BNY Mellon Wealth Advisors or BNY Mellon Wealth Management Direct, each a division of MBSC Securities Corporation (BNY Mellon Wealth Brokerage Clients). Fund shares owned by BNY Mellon Wealth Brokerage Clients also will be held in separate accounts (BNY Mellon Wealth Brokerage Accounts). In addition, Investor shares may be offered to certain employee benefit plans, including pension, profit-sharing and other deferred compensation plans, that are approved by BNY Mellon Wealth Management to invest in a fund, that are not Wealth Management Clients and that are serviced by an administrator or recordkeeper with which Dreyfus or certain of its affiliates have entered into an agreement (Qualified Employee Benefit Plans). Investor shares owned by participants in Qualified Employee Benefit Plans generally will be held in accounts maintained by an administrator or recordkeeper retained by the plan sponsor (Qualified Employee Benefit Plan Accounts) and records relating to these accounts generally will not be maintained by Dreyfus, The Bank of New York Mellon or their affiliates.

Wealth Management Clients may transfer Class M shares from a BNY Mellon Fund Account to other existing Wealth Management Clients for their BNY Mellon Fund Accounts. Wealth Management Clients also may transfer shares from a BNY Mellon Fund Account to an Individual Account or a BNY Mellon Wealth Brokerage Account. Before any such transfer (other than a transfer to Individual Clients of a fund as of July 10, 2001 for their then-existing accounts), the Wealth Management Client's Class M shares will be converted into Investor shares of equivalent value (at the time of conversion) and, accordingly, the Individual Client or BNY Mellon Wealth Brokerage Client will receive Investor shares. Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, but who wish to continue to hold fund shares may do so only by establishing Individual Accounts or BNY Mellon Wealth Brokerage Accounts, and their Class M shares generally will be converted into Investor shares. The conversion of such shareholder's Class M shares into Investor shares will be at the equivalent net asset value of each class at the time of the conversion. Individual Clients and BNY Mellon Wealth Brokerage Clients in the Investor class of a fund who make subsequent investments in that fund will receive Investor shares of that fund. Holders of Investor shares of a fund at the time they become Wealth Management Clients (Converting Investor Shareholders) generally may request to have their Investor shares converted into Class M shares of the fund. The conversion of such shareholder's Investor shares into Class M shares will be at the equivalent net asset value of each class at the time of the conversion. Converting Investor Shareholders in Class M shares of a fund who make subsequent investments in that fund will receive Class M shares of that fund. See the SAI for more information.

You pay no sales charges to invest in either share class of any fund. Your price for fund shares is the fund's net asset value per share (NAV), which is generally calculated as of 12:00 noon Eastern time for BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund, and as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) for each fund other than BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund, on days the NYSE is open for regular business. Each of BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund also may process purchase and sale orders and calculate its NAV on days that the fund's primary trading markets are open and the fund's management determines to do so.

Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Equity investments are valued on the basis of market quotations or official closing prices. Investments in debt securities generally are valued by one or more independent pricing services approved by the Trust's board or on the basis of market quotations. The pricing service's procedures are reviewed under the general supervision of the board. If market quotations or official closing prices or prices from a pricing service are not readily available, or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), the fund may value those investments at fair value as determined in accordance with procedures approved by the Trust's board. Fair value of investments may be determined by the Trust's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Forward currency contracts will be valued at the forward rate obtained from an independent pricing service approved by the Trust's board.

Investments in money market securities are valued at amortized cost, which does not take into account unrealized gains or losses. As a result, such securities are valued at their acquisition cost and adjusted for discounts or premiums reflected in their purchase price. This method of valuation is designed for money market funds, such as BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund, to be able to price their shares at $1.00 per share.

Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares. The effect on NAV may be more pronounced for BNY Mellon Emerging Markets Fund, BNY Mellon International Fund and BNY Mellon International Equity Income Fund, which invest primarily in foreign securities.

Investments in foreign securities, small-capitalization equity securities, certain municipal bonds and certain other thinly traded securities may provide short-term traders arbitrage opportunities with respect to a fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of a fund's NAV by short-term traders. While the funds have a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Shareholder Guide — General Policies" for further information about the funds' frequent trading policy.

Because BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund, BNY Mellon Municipal Opportunities Fund and BNY Mellon National Municipal Money Market Fund seek tax-exempt income, they are not recommended for purchase by qualified retirement plans or other tax-advantaged accounts.

Selling Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling or writing a check against shares recently purchased by check, TeleTransfer or Automatic Asset Builder, please note that:

• if you send a written request to sell such shares, the fund may delay sending the proceeds (or selling the shares in the case of the money market funds) for up to eight business days following the purchase of those shares

• the fund will not honor redemption checks or process wire, telephone or TeleTransfer redemption requests for up to eight business days following the purchase of those shares

Purchases, Redemptions and Exchanges Through BNY Mellon Fund Accounts and BNY Mellon Wealth Brokerage Accounts

Persons who hold fund shares through BNY Mellon Fund Accounts or BNY Mellon Wealth Brokerage Accounts should contact their account officer or financial advisor, respectively, for information concerning purchasing, selling (redeeming), and exchanging fund shares. The policies and fees applicable to these accounts may differ from those described in this prospectus, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Purchases, Redemptions and Exchanges Through Qualified Employee Benefit Plan Accounts

Persons who hold fund shares through Qualified Employee Benefit Plan Accounts should contact their plan sponsor or administrator for information concerning purchasing, selling (redeeming), and exchanging fund shares. The policies and fees applicable to these accounts may differ from those described in this prospectus, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Purchases, Redemptions and Exchanges Through Investment Advisory Firms

Clients of Investment Advisory Firms that purchase fund shares on behalf of their high-net-worth and related clients may not maintain accounts directly with the fund and should contact their financial advisor directly for information concerning purchasing, selling (redeeming), and exchanging fund shares. Investment Advisory Firms may impose policies, limitations (including with respect to buying, selling and exchanging fund shares) and fees on their clients that are different from those described in this prospectus.

Purchases and Redemptions Through Individual Accounts

Purchasing shares

Individual Accounts generally may be opened only by the transfer of fund shares from a BNY Mellon Fund Account, by Wealth Management Clients who terminate their relationship with BNY Mellon Affiliates, but who wish to continue to hold fund shares, or by exchange from Individual Accounts holding other BNY Mellon funds as described below under "Individual Account Services and Policies – Exchange Privilege." The minimum initial investment in a fund through an Individual Account is $10,000, and the minimum for subsequent investments is $100. You may purchase additional shares for an Individual Account by mail, wire, electronic check or TeleTransfer, or automatically.

Mail. To purchase additional shares by mail, fill out an investment slip and send the slip and a check with your account number written on it to:

Name of Fund

BNY Mellon Funds

P.O. Box 9879, Providence, RI 02940-8079

Make checks payable to: BNY Mellon Funds.

Electronic Check or Wire. To purchase shares in a regular or IRA account by wire or electronic check, please call 1-800-DREYFUS (inside the U.S. only) for more information.

TeleTransfer. To purchase additional shares through TeleTransfer call 1-800-DREYFUS (inside the U.S. only) to request your transaction.

Automatically. Call us at 1-800-DREYFUS (inside the U.S. only) to request a form to add any automatic investing service. Complete and return the forms along with any other required materials. These services are available only for holders of Individual Accounts. See "Individual Account Services and Policies."

IRAs. For information on how to purchase additional shares for IRA accounts, call 1-800-DREYFUS (inside the U.S. only), consult your financial representative, or refer to the SAI.

Selling (redeeming) shares

You may sell (redeem) shares in writing, or by telephone, wire or TeleTransfer, or automatically.

Written sell orders. Some circumstances require written sell orders along with medallion signature guarantees. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be medallion signature guaranteed.

A medallion signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your medallion signature guarantee will be processed correctly.

In writing or by check. You may sell (redeem) shares by writing a letter of instruction and, for the funds specified below under "Individual Account Services and Policies — Checkwriting Privilege" only, by writing a redemption check. The letter of instruction or redemption check should include the following information:

•  your name(s) and signatures(s)

•  your account number

•  the fund name

•  the share class

•  the dollar amount you want to sell

•  how and where to send the proceeds

Obtain a medallion signature guarantee or other documentation, if required. Mail your request to:

BNY Mellon Funds

P.O. Box 55268

Boston, Massachusetts 02205-5268

Telephone. Unless you have declined telephone privileges on your account application, you may also redeem your shares by telephone (maximum $250,000 per day) by calling 1-800-DREYFUS (inside the U.S. only). A check will be mailed to your address of record.

Wire or TeleTransfer. To sell (redeem) shares by wire or TeleTransfer (minimum $1,000 and $500, respectively), call 1-800-DREYFUS (inside the U.S. only) to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by wire for wire redemptions and by electronic check for TeleTransfer redemptions.

IRAs. For information on how to sell (redeem) shares held in IRA accounts, call 1-800-DREYFUS (inside the U.S. only), consult your financial representative, or refer to the SAI.

Individual Account Services and Policies

The services and privileges described in this section are available only to holders of Individual Accounts.

Automatic services. Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling 1-800-DREYFUS (inside the U.S. only).

Automatic Asset Builder permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Payroll Savings Plan permits you to purchase fund shares (minimum $100 per transaction) automatically through a payroll deduction.

Government Direct Deposit permits you to purchase shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dividend Sweep permits you to automatically reinvest dividends and distributions from one BNY Mellon fund into another (not available for IRAs).

Auto-Exchange Privilege permits you to exchange your shares from one BNY Mellon fund into another.

Automatic Withdrawal Plan permits you to make withdrawals (minimum $50) on a monthly or quarterly basis, provided your account balance is at least $5,000.

Checkwriting Privilege. (Fixed-Income Funds and Money Market Funds only). Holders of Individual Accounts in BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund, BNY Mellon Intermediate U.S. Government Fund, BNY Mellon Short-Term U.S. Government Securities Fund, BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund, BNY Mellon Municipal Opportunities Fund, BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund may sell (redeem) shares by check. You may write redemption checks against your fund account in amounts of $500 or more. These checks are free. However, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange Privilege. You generally can exchange shares of a class of a BNY Mellon fund worth $500 or more into shares of the same class of any other BNY Mellon fund. However, each fund account, including those established through exchanges, must meet the minimum account balance requirement of $10,000. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges. Your exchange request will be processed on the same business day it is received in proper form, provided that each fund is open at the time of the request. If the exchange is accepted at a time of day after one or both of the funds is closed (i.e., at a time after the NAV for the fund has been calculated for that business day), the exchange will be processed on the next business day.

General Policies

Unless you decline teleservice privileges on your application, the funds' transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the funds' transfer agent takes reasonable measures to confirm that instructions are genuine.

The funds (other than the money market funds) are designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, the investment adviser and the Trust's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. The investment adviser and the funds will not enter into arrangements with any person or group to permit frequent trading.

Each fund also reserves the right to:

• change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

• change its minimum or maximum investment amounts

• delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

• "redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

• refuse any purchase or exchange request, including those from any individual or group who, in the investment adviser's view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Auto-Exchange Privileges, automatic non-discretionary rebalancing programs, and minimum required retirement distributions generally are not considered to be frequent trading. For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

The investment adviser monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, the investment adviser evaluates trading activity in the account for evidence of frequent trading. The investment adviser considers the investor's trading history in other accounts under common ownership or control, in funds in the Dreyfus Family of Funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while the investment adviser seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, the investment adviser seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If the investment adviser concludes the account is likely to engage in frequent trading, the investment adviser may cancel or revoke the purchase or exchange on the following business day. The investment adviser may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, the investment adviser may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

The funds' shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The investment adviser's ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide the investment adviser, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If the investment adviser determines that any such investor has engaged in frequent trading of fund shares, the investment adviser may require the intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain retirement plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund's policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through an intermediary (or in the case of a retirement plan, your plan sponsor), please contact the intermediary for information on the frequent trading policies applicable to your account.

To the extent a fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent a fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the funds' frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Money market funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although the investment adviser discourages excessive trading and other abusive trading practices, BNY Mellon Money Market Fund and BNY Mellon National Municipal Money Market Fund (collectively, Money Market Funds) have not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of shares of the Money Market Funds. The investment adviser also believes that money market funds, such as the Money Market Funds, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of a Money Market Fund's shares could increase the Money Market Fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the Money Market Fund's portfolio, which could detract from the Money Market Fund's performance. Accordingly, each Money Market Fund reserves the right to refuse any purchase or exchange request.

Distributions and Taxes

Each fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

Each fund usually pays its shareholders dividend, if any, from its net investment income as follows:

Fund	Dividend Payment Frequency
BNY Mellon Large Cap Stock Fund	Monthly
BNY Mellon Large Cap Market Opportunities Fund	Annually
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	Annually
BNY Mellon Income Stock Fund	Monthly
BNY Mellon Mid Cap Multi-Strategy Fund	Annually
BNY Mellon Small Cap Multi-Strategy Fund	Annually
BNY Mellon U.S. Core Equity 130/30 Fund	Annually
BNY Mellon Focused Equity Opportunities Fund	Annually
BNY Mellon Small/Mid Cap Fund	Annually
BNY Mellon International Fund	Annually
BNY Mellon International Appreciation Fund	Annually
BNY Mellon International Equity Income Fund	Quarterly
BNY Mellon Emerging Markets Fund	Annually
BNY Mellon Bond Fund	Monthly
BNY Mellon Intermediate Bond Fund	Monthly
BNY Mellon Corporate Bond Fund	Monthly
BNY Mellon Intermediate U.S. Government Fund	Monthly
BNY Mellon Short-Term U.S. Government Securities Fund	Monthly
BNY Mellon National Intermediate Municipal Bond Fund	Monthly
BNY Mellon National Short-Term Municipal Bond Fund	Monthly
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	Monthly
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Monthly
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	Monthly
BNY Mellon Municipal Opportunities Fund	Monthly
BNY Mellon Asset Allocation Fund	Monthly
BNY Mellon Money Market Fund	Monthly
BNY Mellon National Municipal Money Market Fund	Monthly

Each fund generally distributes any net capital gains it has realized once a year.

Each share class will generate a different dividend because each has different expenses. For Individual Accounts, dividends and other distributions will be reinvested in fund shares unless you instruct the fund otherwise. For information on reinvestment of dividends and other distributions on BNY Mellon Fund Accounts, contact your account officer, and for such information on BNY Mellon Wealth Brokerage Accounts or client accounts of Investment Advisory Firms, contact your financial advisor. There are no fees or sales charges on reinvestments.

Dividends and other distributions paid by a fund (except to the extent attributable to tax-exempt income) are subject to federal income tax, and may also be subject to state or local taxes in the calendar year earned, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account). For federal tax purposes, in general, certain fund distributions, including interest income and distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from certain U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund and BNY Mellon New York Intermediate Tax-Exempt Bond Fund anticipate that virtually all dividends paid by the fund to you will be exempt from federal and, as to the relevant fund, Pennsylvania, Massachusetts and New York, respectively, personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

For Pennsylvania, Massachusetts and New York personal income tax purposes, distributions derived from interest on municipal securities of Pennsylvania, Massachusetts and New York issuers, respectively, and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to Pennsylvania, Massachusetts and New York state personal income taxes, respectively.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your dividends and distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Financial Highlights

These financial highlights describe the performance of each fund's Class M and Investor shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. Except as noted below, these financial highlights have been audited by KPMG LLP, an independent registered public accounting firm, whose reports, along with the funds' financial statements, are included in the annual reports, which are available upon request. BNY Mellon International Appreciation Fund, BNY Mellon Intermediate U.S. Government Fund and BNY Mellon New York Intermediate Tax-Exempt Bond Fund changed their fiscal year end to August 31 from December 31, and the financial highlights for the fiscal years ended August 31, 2012, August 31, 2011 and August 31, 2010, the eight-month period ended August 31, 2009 and the fiscal year ended December 31, 2008 were audited by KPMG LLP. The financial highlights of these funds for the fiscal year ended December 31, 2007 were audited by another independent registered public accounting firm.

BNY Mellon Large Cap Stock Fund
	Year Ended August 31,
Class M Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	8.14	7.16	6.77	8.77	11.56
Investment Operations:
Investment income—net[a]	.08	.09	.06	.09	.11
Net realized and unrealized
gain (loss) on investments	1.03	.98	.39	(1.91)	(1.05)
Total from Investment Operations	1.11	1.07	.45	(1.82)	(.94)
Distributions:
Dividends from investment income--net	(.08)	(.09)	(.06)	(.09)	(.12)
Dividends from net realized gain on investments	-	-	-	(.09)	(1.73)
Total Distributions	(.08)	(.09)	(.06)	(.18)	(1.85)
Net asset value, end of period	9.17	8.14	7.16	6.77	8.77
Total Return (%)	13.73	14.86	6.62	(20.39)	(9.95)
Ratios/Supplemental Data(%):
Ratio of total expenses to average net assets	.81	.80	.80	.81	.80
Ratio of net expenses to average net assets	.81	.80	.80	.81	.80
Ratio of net investment income to average net assets	.95	.98	.81	1.51	1.15
Portfolio Turnover Rate	76.82	86.71	71.61	109.39	56.13
Net Assets, end of period ($ x 1,000)	971,849	1,093,037	1,178,235	1,449,565	1,750,688
[a]Based on average shares outstanding at each month end.

Financial Highlights (cont’d)

BNY Mellon Large Cap Stock Fund
	Year Ended August 31,
Investor Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	8.15	7.16	6.78	8.78	11.58
Investment Operations:
Investment income—net[a]	.06	.06	.04	.08	.09
Net realized and unrealized
gain (loss) on investments	1.02	1.00	.38	(1.91)	(1.07)
Total from Investment Operations	1.08	1.06	.42	(1.83)	(.98)
Distributions:
Dividends from investment income—net	(.06)	(.07)	(.04)	(.08)	(.09)
Dividends from net realized gain on investments	-	-	-	(.09)	(1.73)
Total Distributions	(.06)	(.07)	(.04)	(.17)	(1.82)
Net asset value, end of period	9.17	8.15	7.16	6.78	8.78
Total Return (%)	13.33	14.78	6.21	(20.56)	(10.26)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.06	1.05	1.05	1.06	1.05
Ratio of net expenses to average net assets	1.06	1.05	1.05	1.06	1.05
Ratio of net investment income to average net assets	.71	.68	.56	1.25	.89
Portfolio Turnover Rate	76.82	86.71	71.61	109.39	56.13
Net Assets, end of period ($ x 1,000)	12,344	12,986	7,473	8,274	9,829
[a]Based on average shares outstanding at each month end.

Financial Highlights (cont’d)

BNY Mellon Large Cap Market Opportunities Fund
	Class M Shares			Investor Shares
			Year Ended August 31,
	2012	2011	2010[a]	2012	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	11.00	9.48	10.00	10.98	9.48	10.00
Investment Operations:
Investment income — net[b]	.06	.02	.00[c]	.13	.00[c]	.00[c]
Net realized and unrealized
gain (loss) on investments	1.13	1.55	(.52)	1.14	1.54	(.52)
Total from Investment Operations	1.19	1.57	(.52)	1.27	1.54	(.52)
Distributions:
Dividends from investment income—net	(.03)	(.02)	-	-	(.01)	-
Dividends from net realized gain on investments	-	(.03)	-	-	(.03)	-
Total distributions	(.03)	(.05)	-	-	(.04)	-
Net asset value, end of period	12.16	11.00	9.48	12.25	10.98	9.48
Total Return (%)	10.89	16.48	(5.20)[d]	11.57	16.16	(5.20)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.78	.94	15.54[f]	1.02	1.24	9.38[f]
Ratio of net expenses to average net assets[e]	.78	.75	.98[f]	1.02	1.00	1.23[f]
Ratio of net investment income to average net assets[e]	.55	.21	.48[f]	.95	.03	.16[f]
Portfolio Turnover Rate	43.61	22.06	2.12[d]	43.61	22.06	2.12[d]
Net Assets, end of period ($ x 1,000)	152,458	117,994	5,074	28	11	9
[a]From July 30, 2010 (commencement of operations) to August 31, 2010.
[b]Based on average shares outstanding at each month end.
[c]Amount represents less than $.01 per share.
[d]Not annualized. [e]Amount does not include the activity of the underlying funds. [f]Annualized.

Financial Highlights (cont’d)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
	Class M Shares			Investor Shares
	Year Ended August 31,
	2012	2011	2010[a]	2012	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	11.14	9.52	10.00	11.04	9.52	10.00
Investment Operations:
Investment income — net[b]	.09	.06	.01	.06	.03	.01
Net realized and unrealized
gain (loss) on investments	1.32	1.61	(.49)	1.31	1.54	(.49)
Total from Investment Operations	1.41	1.67	(.48)	1.37	1.57	(.48)
Distributions:
Dividends from investment income—net	(.05)	(.02)	-	-	(.02)	-
Dividends from net realized gain on investments	-	(.03)	-	-	(.03)	-
Total distributions	(.05)	(.05)	-	-	(.05)	-
Net asset value, end of period	12.50	11.14	9.52	12.41	11.04	9.52
Total Return (%)	12.75	17.54	(4.80)[c]	12.51	16.31	(4.80)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.87	1.28	8.12[e]	1.11	1.77	5.88[e]
Ratio of net expenses to average net assets[d]	.87	.88	.99[e]	1.11	1.13	1.24[e]
Ratio of net investment income to average net assets[d]	.78	.51	.91[e]	.46	.26	.65[e]
Portfolio Turnover Rate	32.62	29.24	1.53[c]	32.62	29.24	1.53[c]
Net Assets, end of period ($ x 1,000)	123,250	75,326	10,337	12	11	10
[a]From July 30, 2010 (commencement of operations) to August 31, 2010.
[b]Based on average shares outstanding at each month end.
[c]Not annualized.
[d]Amount does not include the activity of the underlying funds. [e]Annualized.

Financial Highlights (cont’d)

BNY Mellon Income Stock Fund
	Year Ended August 31,
Class M Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	6.28	5.49	5.39	7.22	10.61
Investment Operations:
Investment income—net[a]	.21	.17	.09	.12	.16
Net realized and unrealized
gain (loss) on investments	.70	.79	.10	(1.35)	(1.35)
Total from Investment Operations	.91	.96	.19	(1.23)	(1.19)
Distributions:
Dividends from investment income--net	(.20)	(.17)	(.09)	(.13)	(.16)
Dividends from net realized gain on investments	-	-	-	(.47)	(2.04)
Total Distributions	(.20)	(.17)	(.09)	(.60)	(2.20)
Net asset value, end of period	6.99	6.28	5.49	5.39	7.22
Total Return (%)	14.80	17.41	3.44	(15.73)	(13.79)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82	.86	.86	.87	.84
Ratio of net expenses to average net assets	.82	.86	.86	.87	.84
Ratio of net investment income to average net assets	3.17	2.71	1.55	2.47	1.87
Portfolio Turnover Rate	35.60	72.27	66.78	65.88	33.02
Net Assets, end of period ($ x 1,000)	541,604	204,785	90,645	126,763	199,367
[a]Based on average shares outstanding at each month end.

BNY Mellon Income Stock Fund
	Year Ended August 31,
Investor Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	6.33	5.54	5.44	7.27	10.67
Investment Operations:
Investment income—net[a]	.19	.15	.08	.11	.14
Net realized and unrealized
gain (loss) on investments	.71	.80	.10	(1.35)	(1.36)
Total from Investment Operations	.90	.95	.18	(1.24)	(1.22)
Distributions:
Dividends from investment income--net	(.19)	(.16)	(.08)	(.12)	(.14)
Dividends from net realized gain on investments	-	-	-	(.47)	(2.04)
Total Distributions	(.19)	(.16)	(.08)	(.59)	(2.18)
Net asset value, end of period	7.04	6.33	5.54	5.44	7.27
Total Return (%)	14.45	17.02	3.19	(15.84)	(14.03)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.06	1.12	1.11	1.12	1.09
Ratio of net expenses to average net assets	1.06	1.12	1.11	1.12	1.09
Ratio of net investment income to average net assets	2.91	2.32	1.29	2.19	1.62
Portfolio Turnover Rate	35.60	72.27	66.78	65.88	33.02
Net Assets, end of period ($ x 1,000)	1,235	1,056	988	1,045	1,407
[a]Based on average shares outstanding at each month end.

Financial Highlights (cont’d)

BNY Mellon Mid Cap Multi-Strategy Fund
	Year Ended August 31,
Class M Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	11.41	9.31	8.64	11.11	14.19
Investment Operations:
Investment income (loss)—net[a]	.01	(.00)[b]	.05	.07	.03
Net realized and unrealized
gain (loss) on investments	.60	2.10	.68	(2.46)	(.53)
Total from Investment Operations	.61	2.10	.73	(2.39)	(.50)
Distributions:
Dividends from investment income--net	(.04)	(.00)[b]	(.06)	(.06)	(.04)
Dividends from net realized gain on investments	(.33)	-	-	(.02)	(2.54)
Total Distributions	(.37)	(.00)[b]	(.06)	(.08)	(2.58)
Net asset value, end of period	11.65	11.41	9.31	8.64	11.11
Total Return (%)	5.66	22.59	8.49	(21.33)	(5.67)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90	.90	.90	.92	.90
Ratio of net expenses to average net assets	.90	.90	.90	.92	.90
Ratio of net investment income (loss) to average net assets	.09	(.01)	.53	.86	.28
Portfolio Turnover Rate	156.98	132.20	123.41	147.50	121.12
Net Assets, end of period ($ x 1,000)	1,188,324	1,280,742	1,162,906	1,185,376	1,540,821
[a]Based on average shares outstanding at each month end.
[b]Amount represents less than $.01 per share.

BNY Mellon Mid Cap Multi-Strategy Fund
	Year Ended August 31,
Investor Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	11.29	9.24	8.57	11.00	14.07
Investment Operations:
Investment income (loss)—net[a]	(.02)	(.03)	.03	.05	.00[b]
Net realized and unrealized
gain (loss) on investments	.60	2.08	.68	(2.43)	(.53)
Total from Investment Operations	.58	2.05	.71	(2.38)	(.53)
Distributions:
Dividends from investment income--net	(.02)	-	(.04)	(.03)	-
Dividends from net realized gain on investments	(.33)	-	-	(.02)	(2.54)
Total Distributions	(.35)	-	(.04)	(.05)	(2.54)
Net asset value, end of period	11.52	11.29	9.24	8.57	11.00
Total Return (%)	5.36	22.19	8.30	(21.51)	(5.94)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.15	1.15	1.15	1.17	1.15
Ratio of net expenses to average net assets	1.15	1.15	1.15	1.17	1.15
Ratio of net investment income (loss) to average net assets	(.16)	(.26)	.27	.63	.03
Portfolio Turnover Rate	156.98	132.20	123.41	147.50	121.12
Net Assets, end of period ($ x 1,000)	25,283	28,098	20,733	19,785	28,520
[a]Based on average shares outstanding at each month end.
[b]Amount represents less than $.01 per share.

Financial Highlights (cont’d)

BNY Mellon Small Cap Multi-Strategy Fund
	Year Ended August 31,
Class M Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	10.78	8.94	8.57	11.44	14.82
Investment Operations:
Investment income (loss) — net[a]	(.00)[b]	(.02)	.00[b]	.07	.03
Net realized and unrealized
gain (loss) on investments	1.05	1.86	.38	(2.85)	(1.15)
Total from Investment Operations	1.05	1.84	.38	(2.78)	(1.12)
Distributions:
Dividends from investment income – net	(.30)	-	(.01)	(.08)	-
Dividends from net realized gain on investments	-	-	-	(.01)	(2.26)
Total Distributions	(.30)	-	(.01)	(.09)	(2.26)
Net asset value, end of period	11.53	10.78	8.94	8.57	11.44
Total Return (%)	10.05	20.58	4.45	(24.11)	(9.07)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.04	1.01	1.00	1.03	1.01
Ratio of net expenses to average net assets	1.04	1.01	.98	.99	1.01
Ratio of net investment income (loss) to average net assets	(.01)	(.16)	.01	.88	.28
Portfolio Turnover Rate	148.75	161.05	183.41	159.78	132.19
Net Assets, end of period ($ x 1,000)	232,952	351,122	412,824	610,567	633,118
[a]Based on average shares outstanding at each month end.
[b]Amount represents less than $.01 per share.

BNY Mellon Small Cap Multi-Strategy Fund
	Year Ended August 31,
Investor Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	10.49	8.72	8.36	11.11	14.50
Investment Operations:
Investment income (loss) — net[a]	(.03)	(.04)	(.02)	.05	00[b]
Net realized and unrealized
gain (loss) on investments	1.03	1.81	.38	(2.72)	(1.13)
Total from Investment Operations	1.00	1.77	.36	(2.67)	(1.13)
Distributions:
Dividends from investment income – net	(.28)	-	-	(.07)	-
Dividends from net realized gain on investments	-	-	-	(.01)	(2.26)
Total Distributions	(.28)	-	-	(.08)	(2.26)
Net asset value, end of period	11.21	10.49	8.72	8.36	11.11
Total Return (%)	9.76	20.30	4.31	(23.92)	(9.36)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.29	1.26	1.25	1.28	1.26
Ratio of net expenses to average net assets	1.29	1.26	1.23	1.23	1.26
Ratio of net investment income (loss) to average net assets	(.26)	(.39)	(.24)	.61	.02
Portfolio Turnover Rate	148.75	161.05	183.41	159.78	132.19
Net Assets, end of period ($ x 1,000)	6,397	7,815	6,022	6,277	3,795
[a]Based on average shares outstanding at each month end.
[b]Amount represents less than $.01 per share.

Financial Highlights (cont’d)

BNY Mellon U.S. Core Equity 130/30 Fund
	Year Ended August 31,
Class M Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	10.83	9.81	9.07	11.39	12.64
Investment Operations:
Investment income — net[a]	.05	.06	.03	.07	.07
Net realized and unrealized
gain (loss) on investments	1.44	1.01	.74	(2.28)	(1.32)
Total from Investment Operations	1.49	1.07	.77	(2.21)	(1.25)
Distributions:
Dividends from investment income - net	(.06)	(.05)	(.03)	(.11)	-
Net asset value, end of period	12.26	10.83	9.81	9.07	11.39
Total Return (%)	13.86	10.86	8.53	(19.19)	(9.89)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.79	1.69	1.79	2.02	2.39[b]
Ratio of net expenses to average net assets	1.79	1.69	1.79	2.02	2.28[b]
Ratio of net investment income to average net assets	.42	.55	.26	.87	.58
Portfolio Turnover Rate	128.54	144.04	117.53	138.97	163.66
Net Assets, end of period ($ x 1,000)	276,640	327,778	186,137	80,952	180,803
[a]Based on average shares outstanding at each month end.
[b]Higher costs are due to borrowing costs associated with the 130/30 fund structure.

Financial Highlights (cont’d)

BNY Mellon U.S. Core Equity 130/30 Fund
	Year Ended August 31,
Investor Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	10.73	9.76	9.02	11.36	12.63
Investment Operations:
Investment income (loss) — net[a]	(.03)	.02	(.01)	.04	.02
Net realized and unrealized
gain (loss) on investments	1.52	.99	.75	(2.27)	(1.29)
Total from Investment Operations	1.49	1.01	.74	(2.23)	(1.27)
Distributions:
Dividends from investment income - net	(.00)[b]	(.04)	-	(.11)	-
Net asset value, end of period	12.22	10.73	9.76	9.02	11.36
Total Return (%)	13.93	10.34	8.20	(19.47)	(10.06)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.81	1.97	2.09	2.25	2.81[c]
Ratio of net expenses to average net assets	1.81	1.97	2.09	2.25	2.71[c]
Ratio of net investment income (loss) to average net assets	(.32)	.20	(.08)	.56	.16
Portfolio Turnover Rate	128.54	144.04	117.53	138.97	163.66
Net Assets, end of period ($ x 1,000)	117	190	8	14	13
[a]Based on average shares outstanding at each month end.
[b]Amount represents less than $.01 per share
[c]Higher costs are due to borrowing costs associated with the 130/30 fund structure.

Financial Highlights (cont’d)

BNY Mellon Focused Equity Opportunities Fund
	Class M Shares			Investor Shares
	Year Ended August 31,
	2012	2011	2010[a]	2012	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	12.04	10.09	10.00	12.04	10.07	10.00
Investment Operations:
Investment income — net[b]	.08	.04	.06	.06	.00[c]	.02
Net realized and unrealized
gain on investments	1.01	1.96	.04	.99	1.99	.06
Total from Investment Operations	1.09	2.00	.10	1.05	1.99	.08
Distributions:
Dividends from investment income-net	(.02)	(.05)	(.01)	(.01)	(.02)	(.01)
Dividends from net realized gain on investments	(.03)	-	(.00)[c]	(.03)	-	(.00)[c]
Total Distributions	(.05)	(.05)	(.01)	(.04)	(.02)	(.01)
Net asset value, end of period	13.08	12.04	10.09	13.05	12.04	10.07
Total Return (%)	9.07	19.82	1.01[d]	8.73	19.80	.75[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.87	.87	.98[e]	1.13	1.12	1.53[e]
Ratio of net expenses to average net assets	.87	.87	.89[e]	1.13	1.12	1.14[e]
Ratio of net investment income to average net assets	.62	.29	.59[e]	.52	.00[f]	.23[e]
Portfolio Turnover Rate	59.71	58.98	64.75[d]	59.71	58.98	64.75[d]
Net Assets, end of period ($ x 1,000)	467,903	425,016	238,332	203	26	13
[a]From September 30, 2009 (commencement of operations) to August 31, 2010.
[b]Based on average shares outstanding at each month end.
[c]Amount represents less than $.01 per share.
[d]Not annualized.
[e]Annualized.
[f]Amount represents less than .01%.

Financial Highlights (cont’d)

BNY Mellon Small/Mid Cap Fund
	Class M Shares			Investor Shares
		Year Ended August 31,
	2012	2011	2010[a]	2012	2011	2010[a]
Per Share Data ($):
Net asset value, beginning of period	13.14	10.92	10.00	13.11	10.89	10.00
Investment Operations:
Investment income — net[b]	.05	.04	.01	.00 [c]	.01	.01
Net realized and unrealized
gain (loss) on investments	(.02)	2.31	.95	(.01)	2.30	.92
Total from Investment Operations	.03	2.35	.96	(.01)	2.31	.93
Distributions:
Dividends from investment income-net	(.18)	(.04)	(.01)	(.16)	-	(.01)
Dividends from net realized gain on investments	-	(.09)	(.03)	-	(.09)	(.03)
Total Distributions	(.18)	(.13)	(.04)	(.16)	(.09)	(.04)
Net asset value, end of period	12.99	13.14	10.92	12.94	13.11	10.89
Total Return (%)	.34	21.41	9.65[d]	.08	21.14	9.34[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92	.92	1.07[e]	1.17	1.20	2.35[e]
Ratio of net expenses to average net assets	.92	.92	.92[e]	1.17	1.20	1.20[e]
Ratio of net investment income to average net assets	.38	.29	.06[e]	.04	.06	.08[e]
Portfolio Turnover Rate	149.30	107.81	109.25[d]	149.30	107.81	109.25[d]
Net Assets, end of period ($ x 1,000)	526,484	510,512	222,034	957	507	16
[a]From September 30, 2009 (commencement of operations) to August 31, 2010.
[b]Based on average shares outstanding at each month end.
[c]Amount represents less than $.01 per share.
[d]Not annualized.
[e]Annualized.

BNY Mellon International Fund
	Year Ended August 31,
Class M Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	9.94	9.38	10.12	12.11	17.56
Investment Operations:
Investment income—net[a]	.22	.22	.18	.22	.33
Net realized and unrealized
gain (loss) on investments	(.54)	.55	(.67)	(1.54)	(3.14)
Total from Investment Operations	(.32)	.77	(.49)	(1.32)	(2.81)
Distributions:
Dividends from investment income—net	(.33)	(.21)	(.25)	(.41)	(.29)
Dividends from net realized gain on investments	-	-	-	(.26)	(2.35)
Total Distributions	(.33)	(.21)	(.25)	(.67)	(2.64)
Net asset value, end of period	9.29	9.94	9.38	10.12	12.11
Total Return (%)	(2.98)	8.05	(5.07)	(9.95)	(18.61)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.04	1.02	1.09	1.14	1.10
Ratio of net expenses to average net assets	1.04	1.02	1.09	1.03	1.06
Ratio of net investment income to average net assets	2.35	2.07	1.79	2.52	2.22
Portfolio Turnover Rate	44.62	57.38	67.16	102.83	78.35
Net Assets, end of period ($ x 1,000)	549,601	879,450	996,647	1,247,441	2,002,307
[a]Based on average shares outstanding at each month end.

Financial Highlights (cont’d)

BNY Mellon International Fund
	Year Ended August 31,
Investor Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	10.51	9.92	10.69	12.70	18.29
Investment Operations:
Investment income—net[a]	.18	.21	.16	.20	.28
Net realized and unrealized
gain (loss) on investments	(.54)	.56	(.70)	(1.60)	(3.26)
Total from Investment Operations	(.36)	.77	(.54)	(1.40)	(2.98)
Distributions:
Dividends from investment income--net	(.31)	(.18)	(.23)	(.35)	(.26)
Dividends from net realized gain on investments	-	-	-	(.26)	(2.35)
Total Distributions	(.31)	(.18)	(.23)	(.61)	(2.61)
Net asset value, end of period	9.84	10.51	9.92	10.69	12.70
Total Return (%)	(3.20)	7.67	(5.26)	(10.11)	(18.87)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.29	1.27	1.34	1.38	1.35
Ratio of net expenses to average net assets	1.29	1.27	1.34	1.28	1.32
Ratio of net investment income to average net assets	1.85	1.79	1.46	2.27	1.82
Portfolio Turnover Rate	44.62	57.38	67.16	102.83	78.35
Net Assets, end of period ($ x 1,000)	4,116	6,157	4,319	5,099	6,627
[a]Based on average shares outstanding at each month end.

Financial Highlights (cont’d)

BNY Mellon Emerging Markets Fund
	Year Ended August 31,
Class M Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	10.65	10.02	8.71	16.89	24.42
Investment Operations:
Investment income—net[a]	.12	.14	.08	.14	.23
Net realized and unrealized
gain (loss) on investments	(1.16)	.54	1.31	(3.58)	(1.45)
Total from Investment Operations	(1.04)	.68	1.39	(3.44)	(1.22)
Distributions:
Dividends from investment income--net	(.11)	(.05)	(.08)	(.42)	(.21)
Dividends from net realized gain on investments	(.31)	-	-	(4.32)	(6.10)
Total Distributions	(.42)	(.05)	(.08)	(4.74)	(6.31)
Net asset value, end of period	9.19	10.65	10.02	8.71	16.89
Total Return (%)	(9.55)	6.77	15.92	(6.07)	(9.11)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.40	1.41	1.54	1.64	1.53
Ratio of net expenses to average net assets	1.40	1.41	1.54	1.64	1.52
Ratio of net investment income to average net assets	1.21	1.20	.85	1.76	1.11
Portfolio Turnover Rate	67.21	77.45	76.34	119.72	63.60
Net Assets, end of period ($ x 1,000)	2,138,311	2,352,233	1,796,274	1,097,296	1,141,146
[a]Based on average shares outstanding at each month end.

BNY Mellon Emerging Markets Fund
	Year Ended August 31,
Investor Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	10.91	10.27	8.94	17.05	24.60
Investment Operations:
Investment income—net[a]	.09	.13	.06	.11	.20
Net realized and unrealized
gain (loss) on investments	(1.19)	.55	1.33	(3.55)	(1.50)
Total from Investment Operations	(1.10)	.68	1.39	(3.44)	(1.30)
Distributions:
Dividends from investment income--net	(.09)	(.04)	(.06)	(.35)	(.15)
Dividends from net realized gain on investments	(.31)	-	-	(4.32)	(6.10)
Total Distributions	(.40)	(.04)	(.06)	(4.67)	(6.25)
Net asset value, end of period	9.41	10.91	10.27	8.94	17.05
Total Return (%)	(9.86)	6.59	15.56	(6.32)	(9.29)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.65	1.67	1.77	1.91	1.78
Ratio of net expenses to average net assets	1.65	1.67	1.77	1.91	1.78
Ratio of net investment income to average net assets	.87	1.10	.54	1.32	.96
Portfolio Turnover Rate	67.21	77.45	76.34	119.72	63.60
Net Assets, end of period ($ x 1,000)	16,326	22,027	7,091	4,476	7,187
[a]Based on average shares outstanding at each month end.

Financial Highlights (cont’d)

BNY Mellon International Appreciation Fund
	Year Ended August 31,			Eight Months Ended August 31,	Year Ended December 31,
Class M Shares†	2012	2011	2010	2009[a]	2008	2007
Per Share Data ($):
Net asset value, beginning of period	11.31	10.54	11.35	9.40	16.58	15.46
Investment Operations:
Investment income—net[b]	.28	.36	.26	.23	.45	.41
Net realized and unrealized
gain (loss) on investments	(.39)	.68	(.73)	1.73	(7.17)	1.10
Total from Investment Operations	(.11)	1.04	(.47)	1.96	(6.72)	1.51
Distributions:
Dividends from investment income--net	(.40)	(.27)	(.34)	(.01)	(.46)	(.39)
Net asset value, end of period	10.80	11.31	10.54	11.35	9.40	16.58
Total Return (%)	(.55)	9.75	(4.35)	20.93[c]	(41.12)	9.79
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.83	.70	.68	.70[d]	.70	.69
Ratio of net expenses to average net assets	.83	.70	.66	.66[d]	.67	.69
Ratio of net investment income to average net assets	2.66	2.94	2.29	3.80[d]	3.32	2.45
Portfolio Turnover Rate	1.49	9.39	2.71	2.63[c]	10.62	11
Net Assets, end of period ($ x 1,000)	119,730	198,122	218,067	256,140	267,393	545,392
†Represents information for Institutional shares of the fund's predecessor, BNY Hamilton International Equity Fund, through September 12, 2008.
[a]The fund changed its fiscal year end from December 31 to August 31.
[b]Based on average shares outstanding at each month end.
[c]Not annualized.
[d]Annualized.

Financial Highlights (cont’d)

BNY Mellon International Appreciation Fund
	Year Ended August 31,			Eight Months Ended August 31,	Year Ended December 31,
Investor Shares†	2012	2011	2010	2009[a]	2008	2007
Per Share Data ($):
Net asset value, beginning of period	11.19	10.43	11.24	9.31	16.37	15.27
Investment Operations:
Investment income—net[b]	.27	.33	.23	.22	.40	.36
Net realized and unrealized
gain (loss) on investments	(.41)	.67	(.72)	1.71	(7.06)	1.09
Total from Investment Operations	(.14)	1.00	(.49)	1.93	(6.66)	1.45
Distributions:
Dividends from investment income--net	(.37)	(.24)	(.32)	-	(.40)	(.35)
Net asset value, end of period	10.68	11.19	10.43	11.24	9.31	16.37
Total Return (%)	(.85)	9.50	(4.60)	20.73[c]	(41.21)	9.50
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.09	.95	.93	.95[d]	.95	.94
Ratio of net expenses to average net assets	1.09	.95	.90	.91[d]	.92	.94
Ratio of net investment income to average net assets	2.52	2.75	2.08	3.56[d]	3.02	2.20
Portfolio Turnover Rate	1.49	9.39	2.71	2.63[c]	10.62	11
Net Assets, end of period ($ x 1,000)	4,302	4,019	3,462	4,171	3,179	5,623
†Represents information for Class A shares of the fund's predecessor, BNY Hamilton International Equity Fund, through September 12, 2008.
[a]The fund changed its fiscal year end from December 31 to August 31.
[b]Based on average shares outstanding at each month end.
[c]Not annualized.
[d]Annualized.

Financial Highlights (cont’d)

BNY Mellon International Equity Income Fund
	Class M Shares	Investor Shares
	Period Ended August 31,
	2012[a]	2012[a]
Per Share Data ($):
Net asset value, beginning of period	12.50	12.50
Investment Operations:
Investment income — net[b]	.65	.65
Net realized and unrealized
gain (loss) on investments	(.02)	(.04)
Total from Investment Operations	.63	.61
Distributions:
Dividends from investment income—net	(.26)	(.23)
Net asset value, end of period	12.87	12.88
Total Return (%)[c]	5.28	5.10
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	1.62	2.10
Ratio of net expenses to average net assets[d]	1.20	1.45
Ratio of net investment income to average net assets[d]	7.38	7.14
Portfolio Turnover Rate[c]	95.27	95.27
Net Assets, end of period ($ x 1,000)	81,034	10
[a]From December 15, 2011 (commencement of operations) to August 31, 2012.
[b]Based on average shares outstanding at each month end. [c]Not annualized. [d]Annualized.

Financial Highlights (cont’d)

BNY Mellon Bond Fund
	Year Ended August 31,
Class M Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.38	13.36	12.90	12.38	12.24
Investment Operations:
Investment income—net[a]	.38	.39	.43	.52	.60
Net realized and unrealized
gain on investments	.42	.14	.56	.56	.15
Total from Investment Operations	.80	.53	.99	1.08	.75
Distributions:
Dividends from investment income--net	(.44)	(.49)	(.53)	(.56)	(.61)
Dividends from net realized gain on investments	(.03)	(.02)	-	-	-
Total Distributions	(.47)	(.51)	(.53)	(.56)	(.61)
Net asset value, end of period	13.71	13.38	13.36	12.90	12.38
Total Return (%)	6.05	4.06	7.84	8.95	6.17
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.55	.55	.56	.55
Ratio of net expenses to average net assets	.55	.55	.55	.56	.55
Ratio of net investment income to average net assets	2.80	2.98	3.29	4.15	4.78
Portfolio Turnover Rate	76.43	86.75[b]	99.66	62.19	60.76
Net Assets, end of period ($ x 1,000)	1,326,472	1,353,593	1,455,913	1,340,824	995,421
[a]Based on average shares outstanding at each month end.
[b]The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2011 was 79.13%.

BNY Mellon Bond Fund
	Year Ended August 31,
Investor Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.35	13.34	12.88	12.36	12.21
Investment Operations:
Investment income—net[a]	.34	.35	.39	.50	.56
Net realized and unrealized
gain on investments	.43	.13	.57	.54	.16
Total from Investment Operations	.77	.48	.96	1.04	.72
Distributions:
Dividends from investment income--net	(.40)	(.45)	(.50)	(.52)	(.57)
Dividends from net realized gain on investments	(.03)	(.02)	-	-	-
Total Distributions	(.43)	(.47)	(.50)	(.52)	(.57)
Net asset value, end of period	13.69	13.35	13.34	12.88	12.36
Total Return (%)	5.87	3.72	7.60	8.74	5.81
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.80	.81	.81	.80
Ratio of net expenses to average net assets	.80	.80	.81	.81	.80
Ratio of net investment income to average net assets	2.55	2.73	3.03	3.88	4.52
Portfolio Turnover Rate	76.43	86.75[b]	99.66	62.19	60.76
Net Assets, end of period ($ x 1,000)	9,240	11,083	12,971	6,696	3,472
[a]Based on average shares outstanding at each month end.
[b]The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2011 was 79.13%.

Financial Highlights (cont’d)

BNY Mellon Intermediate Bond Fund
	Year Ended August 31,
Class M Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.09	13.15	12.81	12.37	12.19
Investment Operations:
Investment income—net[a]	.29	.32	.35	.46	.55
Net realized and unrealized
gain on investments	.25	.04	.47	.50	.21
Total from Investment Operations	.54	.36	.82	.96	.76
Distributions:
Dividends from investment income--net	(.37)	(.42)	(.48)	(.52)	(.58)
Dividends from net realized gain on investments	(.00)[b]	-	-	-	-
Total Distributions	(.37)	(.42)	(.48)	(.52)	(.58)
Net asset value, end of period	13.26	13.09	13.15	12.81	12.37
Total Return (%)	4.18	2.84	6.52	8.07	6.19
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.55	.55	.56	.55
Ratio of net expenses to average net assets	.55	.55	.55	.56	.55
Ratio of net investment income to average net assets	2.23	2.42	2.72	3.75	4.43
Portfolio Turnover Rate	39.00	45.15	44.58	53.05	53.28
Net Assets, end of period ($ x 1,000)	957,778	980,237	988,555	856,808	785,841
[a]Based on average shares outstanding at each month end.
[b]Amount represents less than $.01 per share.

BNY Mellon Intermediate Bond Fund
	Year Ended August 31,
Investor Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.09	13.15	12.81	12.36	12.19
Investment Operations:
Investment income—net[a]	.26	.29	.31	.43	.53
Net realized and unrealized
gain on investments	.24	.04	.48	.51	.18
Total from Investment Operations	.50	.33	.79	.94	.71
Distributions:
Dividends from investment income--net	(.33)	(.39)	(.45)	(.49)	(.54)
Dividends from net realized gain on investments	(.00)[b]	-	-	-	-
Total Distributions	(.33)	(.39)	(.45)	(.49)	(.54)
Net asset value, end of period	13.26	13.09	13.15	12.81	12.36
Total Return (%)	3.91	2.57	6.26	7.78	5.91
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.80	.81	.81	.80
Ratio of net expenses to average net assets	.81	.80	.81	.81	.80
Ratio of net investment income to average net assets	1.98	2.18	2.44	3.48	4.19
Portfolio Turnover Rate	39.00	45.15	44.58	53.05	53.28
Net Assets, end of period ($ x 1,000)	5,012	4,260	4,768	2,740	1,616
[a]Based on average shares outstanding at each month end.
[b]Amount represents less than $.01 per share.

Financial Highlights (cont’d)

BNY Mellon Corporate Bond Fund
	Class M Shares	Investor Shares
	Period Ended August 31,
	2012[a]	2012[a]
Per Share Data ($):
Net asset value, beginning of period	12.50	12.50
Investment Operations:
Investment income — net[b]	.12	.07
Net realized and unrealized
gain on investments	.43	.46
Total from Investment Operations	.55	.53
Distributions:
Dividends from investment income—net	(.14)	(.12)
Dividends from net realized gain on investments	12.91	12.91
Total distributions
Net asset value, end of period
Total Return (%)[c]	4.40	4.29
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.70	1.12
Ratio of net expenses to average net assets[d]	.60	.85
Ratio of net investment income to average net assets[d]	2.25	1.67
Portfolio Turnover Rate [c]	34.08	34.08
Net Assets, end of period ($ x 1,000)	312,231	40
[a]From March 2, 2012 (commencement of operations) to August 31, 2012.
[b]Based on average shares outstanding at each month end.
[c]Not annualized. d Annualized.

Financial Highlights (cont’d)

BNY Mellon Intermediate U.S. Government Fund
	Year Ended August 31,			Eight Months Ended August 31,	Year Ended December 31,
Class M Shares†	2012	2011	2010	2009[a]	2008	2007
Per Share Data ($):
Net asset value, beginning of period	10.27	10.30	10.27	10.43	9.99	9.81
Investment Operations:
Investment income—net[b]	.08	.16	.17	.14	.42	.42
Net realized and unrealized
gain (loss) on investments	.17	.10	.33	(.10)	.39	.23
Total from Investment Operations	.25	.26	.50	.04	.81	.65
Distributions:
Dividends from investment income--net	(.19)	(.28)	(.32)	(.20)	(.37)	(.47)
Dividends from net realized gain on investments	-	(.01)	(.15)	(.00)[c]	-	-
Total Distributions	(.19)	(.29)	(.47)	(.20)	(.37)	(.47)
Net asset value, end of period	10.33	10.27	10.30	10.27	10.43	9.99
Total Return (%)	2.43	2.59	5.03	.41[d]	8.31	6.80
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82	.79	.74	.78[e]	.76	.77
Ratio of net expenses to average net assets	.82	.78	.65	.65[e]	.65	.65
Ratio of net investment income to average net assets	.78	1.56	1.71	2.08[e]	4.12	4.31
Portfolio Turnover Rate	44.97	70.98	60.52	56.74[d]	85.47	57
Net Assets, end of period ($ x 1,000)	38,819	47,258	59,832	56,037	120,970	106,650
†Represents information for Institutional shares of the fund's predecessor, BNY Hamilton Intermediate Government Fund, through September 12, 2008.
[a]The fund changed its fiscal year end from December 31 to August 31.
[b]Based on average shares outstanding at each month end.
[c]Amount represents less than $.01 per share.
[d]Not annualized.
[e]Annualized.

Financial Highlights (cont’d)

BNY Mellon Intermediate U.S. Government Fund
	Year Ended August 31,			Eight Months Ended August 31,	Year Ended December 31,
Investor Shares†	2012	2011	2010	2009[a]	2008	2007
Per Share Data ($):
Net asset value, beginning of period	10.26	10.29	10.25	10.42	9.98	9.80
Investment Operations:
Investment income—net[b]	.05	.13	.15	.13	.39	.40
Net realized and unrealized
gain (loss) on investments	.17	.11	.34	(.12)	.40	.23
Total from Investment Operations	.22	.24	.49	.01	.79	.63
Distributions:
Dividends from investment income--net	(.16)	(.26)	(.30)	(.18)	(.35)	(.45)
Dividends from net realized gain on investments	-	(.01)	(.15)	(.00)[c]	-	-
Total Distributions	(.16)	(.27)	(.45)	(.18)	(.35)	(.45)
Net asset value, end of period	10.32	10.26	10.29	10.25	10.42	9.98
Total Return (%)	2.16	2.36	4.87	.14[d]	8.06	6.53
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.07	1.04	.99	1.04[e]	1.01	1.02
Ratio of net expenses to average net assets	1.07	1.03	.90	.90[e]	.90	.90
Ratio of net investment income to average net assets	.52	1.30	1.46	1.89[e]	3.87	4.06
Portfolio Turnover Rate	44.97	70.98	60.52	56.74[d]	85.47	57
Net Assets, end of period ($ x 1,000)	3,154	5,717	6,682	6,588	6,292	6,015
†Represents information for Class A shares of the fund's predecessor, BNY Hamilton Intermediate Government Fund, through September 12, 2008.
[a]The fund changed its fiscal year end from December 31 to August 31.
[b]Based on average shares outstanding at each month end.
[c]Amount represents less than $.01 per share.
[d]Not annualized.
[e]Annualized.

Financial Highlights (cont’d)

BNY Mellon Short-Term U.S. Government Securities Fund
	Year Ended August 31,
Class M Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	12.30	12.40	12.39	12.19	12.02
Investment Operations:
Investment income (loss)—net[a]	(.00)[b]	.07	.13	.29	.46
Net realized and unrealized
gain (loss) on investments	.01	.02	.11	.30	.23
Total from Investment Operations	.01	.09	.24	.59	.69
Distributions:
Dividends from investment income--net	(.09)	(.19)	(.23)	(.39)	(.52)
Net asset value, end of period	12.22	12.30	12.40	12.39	12.19
Total Return (%)	.07	.71	1.96	4.90	5.83
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.52	.52	.53	.56	.55
Ratio of net expenses to average net assets	.52	.52	.53	.56	.55
Ratio of net investment income (loss) to average net assets	(.00)[c]	.56	1.07	2.32	3.79
Portfolio Turnover Rate	152.13	143.65	59.58	117.43	84.77
Net Assets, end of period ($ x 1,000)	302,756	349,975	304,707	177,005	133,857
[a]Based on average shares outstanding at each month end.
[b]Amount represents less than $.01 per share.
[c]Amount represents less than .01%

BNY Mellon Short-Term U.S. Government Securities Fund
	Year Ended August 31,
Investor Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	12.29	12.40	12.39	12.20	12.02
Investment Operations:
Investment income (loss)—net[a]	(.04)	.04	.11	.23	.45
Net realized and unrealized
gain (loss) on investments	.02	.00[b]	.10	.32	.22
Total from Investment Operations	(.02)	.04	.21	.55	.67
Distributions:
Dividends from investment income--net	(.06)	(.15)	(.20)	(.36)	(.49)
Net asset value, end of period	12.21	12.29	12.40	12.39	12.20
Total Return (%)	(.15)	.34	1.73	4.63	5.55
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78	.78	.78	.82	.79
Ratio of net expenses to average net assets	.78	.78	.78	.82	.79
Ratio of net investment income (loss) to average net assets	(.29)	.34	.84	1.93	3.61
Portfolio Turnover Rate	152.13	143.65	59.58	117.43	84.77
Net Assets, end of period ($ x 1,000)	1,142	1,171	987	837	94
[a]Based on average shares outstanding at each month end.
[b]Amount represents less than $.01 per share.

Financial Highlights (cont’d)

BNY Mellon National Intermediate Municipal Bond Fund
	Year Ended August 31,
Class M Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.45	13.75	13.10	12.84	12.81
Investment Operations:
Investment income—net[a]	.43	.48	.50	.52	.52
Net realized and unrealized
gain (loss) on investments	.53	(.22)	.65	.27	.02
Total from Investment Operations	.96	.26	1.15	.79	.54
Distributions:
Dividends from investment income--net	(.43)	(.48)	(.50)	(.52)	(.51)
Dividends from net realized gain on investments	(.00)[b]	(.08)	-	(.01)	-
Total Distributions	(.43)	(.56)	(.50)	(.53)	(.51)
Net asset value, end of period	13.98	13.45	13.75	13.10	12.84
Total Return (%)	7.25	2.07	8.96	6.37	4.32
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.50	.50	.50	.51	.51
Ratio of net expenses to average net assets	.50	.50	.50	.51	.51
Ratio of net investment income to average net assets	3.16	3.65	3.76	4.11	4.01
Portfolio Turnover Rate	25.31	39.88	42.75	42.82	49.50
Net Assets, end of period ($ x 1,000)	1,697,522	1,535,563	1,638,004	1,366,960	1,045,019
[a]Based on average shares outstanding at each month end.

bAmount represents less than $.01 per share.

BNY Mellon National Intermediate Municipal Bond Fund
	Year Ended August 31,
Investor Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.44	13.73	13.09	12.83	12.80
Investment Operations:
Investment income—net[a]	.40	.45	.47	.49	.48
Net realized and unrealized
gain (loss) on investments	.53	(.21)	.64	.27	.03
Total from Investment Operations	.93	.24	1.11	.76	.51
Distributions:
Dividends from investment income--net	(.40)	(.45)	(.47)	(.49)	(.48)
Dividends from net realized gain on investments	(.00)[b]	(.08)	-	(.01)	-
Total Distributions	(.40)	(.53)	(.47)	(.50)	(.48)
Net asset value, end of period	13.97	13.44	13.73	13.09	12.83
Total Return (%)	6.99	1.90	8.61	6.11	4.06
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	.75	.75	.76	.76
Ratio of net expenses to average net assets	.75	.75	.75	.76	.76
Ratio of net investment income to average net assets	2.92	3.41	3.51	3.88	3.77
Portfolio Turnover Rate	25.31	39.88	42.75	42.82	49.50
Net Assets, end of period ($ x 1,000)	38,067	41,237	33,931	26,368	21,668
[a]Based on average shares outstanding at each month end. [b]Amount represents less than $.01 per share.

Financial Highlights (cont’d)

BNY Mellon National Short-Term Municipal Bond Fund
	Year Ended August 31,
Class M Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	12.99	13.01	12.80	12.69	12.59
Investment Operations:
Investment income—net[a]	.15	.18	.21	.31	.41
Net realized and unrealized
gain (loss) on investments	.02	(.02)	.21	.14	.10
Total from Investment Operations	.17	.16	.42	.45	.51
Distributions:
Dividends from investment income--net	(.15)	(.18)	(.21)	(.34)	(.41)
Net asset value, end of period	13.01	12.99	13.01	12.80	12.69
Total Return (%)	1.34	1.31	3.22	3.61	4.09
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.51	.51	.54	.54
Ratio of net expenses to average net assets	.51	.51	.51	.54	.54
Ratio of net investment income to average net assets	1.18	1.38	1.60	2.50	3.23
Portfolio Turnover Rate	34.17	24.33	16.46	12.61	22.93
Net Assets, end of period ($ x 1,000)	1,241,129	1,088,334	1,060,685	536,597	168,243
[a]Based on average shares outstanding at each month end.

BNY Mellon National Short-Term Municipal Bond Fund
	Year Ended August 31,
Investor Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	12.97	12.99	12.78	12.68	12.58
Investment Operations:
Investment income—net[a]	.12	.15	.19	.31	.38
Net realized and unrealized
gain (loss) on investments	.03	(.02)	.20	.10	.10
Total from Investment Operations	.15	.13	.39	.41	.48
Distributions:
Dividends from investment income--net	(.12)	(.15)	(.18)	(.31)	(.38)
Net asset value, end of period	13.00	12.97	12.99	12.78	12.68
Total Return (%)	1.17	.98	3.05	3.28	3.83
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76	.77	.77	.80	.80
Ratio of net expenses to average net assets	.76	.77	.77	.80	.80
Ratio of net investment income to average net assets	.92	1.15	1.39	2.38	2.99
Portfolio Turnover Rate	34.17	24.33	16.46	12.61	22.93
Net Assets, end of period ($ x 1,000)	4,009	4,021	2,356	1,420	662
[a]Based on average shares outstanding at each month end.

Financial Highlights (cont’d)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
	Year Ended August 31,
Class M Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	12.77	12.96	12.40	12.35	12.43
Investment Operations:
Investment income—net[a]	.42	.46	.46	.48	.48
Net realized and unrealized
gain (loss) on investments	.38	(.19)	.56	.09	(.06)
Total from Investment Operations	.80	.27	1.02	.57	.42
Distributions:
Dividends from investment income--net	(.42)	(.46)	(.46)	(.48)	(.48)
Dividends from net realized gain on investments	-	-	(.00)[b]	(.04)	(.02)
Total Distributions	(.42)	(.46)	(.46)	(.52)	(.50)
Net asset value, end of period	13.15	12.77	12.96	12.40	12.35
Total Return (%)	6.34	2.21	8.44	4.90	3.43
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.67	.66	.66	.67	.66
Ratio of net expenses to average net assets	.67	.66	.66	.67	.66
Ratio of net investment income to average net assets	3.23	3.67	3.68	4.02	3.87
Portfolio Turnover Rate	27.16	9.72	7.11	12.75	10.14
Net Assets, end of period ($ x 1,000)	403,371	420,586	500,892	501,978	566,767
[a]Based on average shares outstanding at each month end.
[b]Amount represents less than $.01 per share.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
	Year Ended August 31,
Investor Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	12.75	12.94	12.39	12.33	12.41
Investment Operations:
Investment income—net[a]	.38	.43	.44	.46	.46
Net realized and unrealized
gain (loss) on investments	.41	(.19)	.54	.09	(.07)
Total from Investment Operations	.79	.24	.98	.55	.39
Distributions:
Dividends from investment income—net	(.40)	(.43)	(.43)	(.45)	(.45)
Dividends from net realized gain on investments	-	-	(.00)[b]	(.04)	(.02)
Total Distributions	(.40)	(.43)	(.43)	(.49)	(.47)
Net asset value, end of period	13.14	12.75	12.94	12.39	12.33
Total Return (%)	6.28	1.95	8.08	4.72	3.17
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92	.91	.92	.92	.91
Ratio of net expenses to average net assets	.92	.91	.92	.92	.91
Ratio of net investment income to average net assets	2.97	3.42	3.42	3.76	3.63
Portfolio Turnover Rate	27.16	9.72	7.11	12.75	10.14
Net Assets, end of period ($ x 1,000)	8,520	9,153	9,385	2,563	1,442

[a]Based on average shares outstanding at each month end.
[b]Amount represents less than $.01 per share.

Financial Highlights (cont’d)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
	Year Ended August 31,
Class M Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.12	13.39	12.86	12.57	12.42
Investment Operations:
Investment income—net[a]	.41	.45	.45	.46	.47
Net realized and unrealized
gain (loss) on investments	.44	(.20)	.53	.29	.14
Total from Investment Operations	.85	.25	.98	.75	.61
Distributions:
Dividends from investment income--net	(.42)	(.45)	(.45)	(.46)	(.46)
Dividends from net realized gain on investments	(.01)	(.07)	-	-	-
Total Distributions	(.43)	(.52)	(.45)	(.46)	(.46)
Net asset value, end of period	13.54	13.12	13.39	12.86	12.57
Total Return (%)	6.50	2.02	7.75	6.18	5.02
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.53	.53	.52	.54	.52
Ratio of net expenses to average net assets	.53	.52	.52	.54	.52
Ratio of net investment income to average net assets	3.11	3.49	3.44	3.70	3.71
Portfolio Turnover Rate	29.39	10.43	21.44	16.78	8.75
Net Assets, end of period ($ x 1,000)	346,647	349,768	407,667	381,129	374,115
[a]Based on average shares outstanding at each month end.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
	Year Ended August 31,
Investor Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.12	13.39	12.86	12.57	12.42
Investment Operations:
Investment income—net[a]	.38	.42	.42	.43	.44
Net realized and unrealized
gain (loss) on investments	.43	(.20)	.53	.29	.14
Total from Investment Operations	.81	.22	.95	.72	.58
Distributions:
Dividends from investment income--net	(.38)	(.42)	(.42)	(.43)	(.43)
Dividends from net realized gain on investments	(.01)	(.07)	-	-	-
Total Distributions	(.39)	(.49)	(.42)	(.43)	(.43)
Net asset value, end of period	13.54	13.12	13.39	12.86	12.57
Total Return (%)	6.23	1.77	7.49	5.92	4.76
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78	.78	.77	.79	.77
Ratio of net expenses to average net assets	.78	.77	.77	.79	.77
Ratio of net investment income to average net assets	2.86	3.24	3.20	3.45	3.47
Portfolio Turnover Rate	29.39	10.43	21.44	16.78	8.75
Net Assets, end of period ($ x 1,000)	9,107	8,430	8,143	9,096	8,574
[a]Based on average shares outstanding at each month end.

Financial Highlights (cont’d)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
	Year Ended August 31,			Eight Months Ended August 31,	Year Ended December 31,
Class M Shares†	2012	2011	2010	2009[a]	2008	2007
Per Share Data ($):
Net asset value, beginning of period	11.46	11.60	11.16	10.71	10.81	10.75
Investment Operations:
Investment income—net[b]	.36	.38	.38	.25	.37	.38
Net realized and unrealized
gain (loss) on investments	.49	(.13)	.44	.45	(.09)	.07
Total from Investment Operations	.85	.25	.82	.70	.28	.45
Distributions:
Dividends from investment income--net	(.36)	(.38)	(.38)	(.25)	(.37)	(.38)
Dividends from net realized gain on investments	(.03)	(.01)	(.00)[c]	(.00)[c]	(.01)	(.01)
Total Distributions	(.39)	(.39)	(.38)	(.25)	(.38)	(.39)
Net asset value, end of period	11.92	11.46	11.60	11.16	10.71	10.81
Total Return (%)	7.48	2.31	7.45	6.58[d]	2.64	4.33
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71	.70	.72	.72[e]	.75	.75
Ratio of net expenses to average net assets	.59	.59	.59	.59[e]	.59	.59
Ratio of net investment income to average net assets	3.06	3.41	3.33	3.40[e]	3.49	3.56
Portfolio Turnover Rate	30.96	21.91	4.80	1.47[d]	6	17
Net Assets, end of period ($ x 1,000)	203,768	182,547	196,795	153,785	113,699	97,935
†Represents information for Institutional shares of the fund's predecessor, BNY Hamilton New York Tax-Exempt Fund, through September 12, 2008.
[a]The fund changed its fiscal year end from December 31 to August 31.
[b]Based on average shares outstanding at each month end.
[c]Amount represents less than $.01 per share.
[d]Not annualized.
[e]Annualized.

Financial Highlights (cont’d)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
	Year Ended August 31,			Eight Months Ended August 31,	Year Ended December 31,
Investor Shares†	2012	2011	2010	2009[a]	2008	2007
Per Share Data ($):
Net asset value, beginning of period	11.47	11.61	11.17	10.72	10.82	10.76
Investment Operations:
Investment income—net[b]	.33	.36	.35	.23	.34	.35
Net realized and unrealized
gain (loss) on investments	.49	(.14)	.44	.45	(.08)	.08
Total from Investment Operations	.82	.22	.79	.68	.26	.43
Distributions:
Dividends from investment income--net	(.33)	(.35)	(.35)	(.23)	(.35)	(.36)
Dividends from net realized gain on investments	(.03)	(.01)	(.00)[c]	(.00)[c]	(.01)	(.01)
Total Distributions	(.36)	(.36)	(.35)	(.23)	(.36)	(.37)
Net asset value, end of period	11.93	11.47	11.61	11.17	10.72	10.82
Total Return (%)	7.20	2.05	7.17	6.40[d]	2.39[e]	4.07[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	.95	.97	.96[f]	1.00	1.00
Ratio of net expenses to average net assets	.84	.84	.84	.84[f]	.84	.84
Ratio of net investment income to average net assets	2.81	3.16	3.08	3.15[f]	3.24	3.31
Portfolio Turnover Rate	30.96	21.91	4.80	1.47[d]	6	17
Net Assets, end of period ($ x 1,000)	19,097	17,177	17,352	16,810	16,198	17,153
†Represents information for Class A shares of the fund's predecessor, BNY Hamilton New York Tax-Exempt Fund, through September 12, 2008.
[a]The fund changed its fiscal year end from December 31 to August 31.
[b]Based on average shares outstanding at each month end.
[c]Amount represents less than $.01 per share.
[d]Not annualized.
[e]Exclusive of sales charge.
[f]Annualized.

Financial Highlights (cont’d)

BNY Mellon Municipal Opportunities Fund
		Year Ended August 31,
Class M Shares	2012	2011	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	12.27	12.78	12.22	10.00
Investment Operations:
Investment income — net[b]	.50	.52	.50	.43
Net realized and unrealized
gain (loss) on investments	1.15	(.35)	.95	2.19
Total from Investment Operations	1.65	.17	1.45	2.62
Distributions:
Dividends from investment income--net	(.50)	(.50)	(.52)	(.39)
Dividends from net realized gain on investments	-	(.18)	(.37)	(.01)
Total Distributions	(.50)	(.68)	(.89)	(.40)
Net asset value, end of period	13.42	12.27	12.78	12.22
Total Return (%)	13.65	1.54	12.38	26.58[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.73	.73	.71	.87[d]
Ratio of net expenses to average net assets	.73	.73	.71	.75[d]
Ratio of interest and expense related to floating rate notes issued to average net assets	.06	.06	.01	-
Ratio of net investment income to average net assets	3.84	4.22	4.12	4.36[d]
Portfolio Turnover Rate	119.90	129.00	145.57	161.70[c]
Net Assets, end of period ($ x 1,000)	721,943	505,035	384,993	140,887
[a]From October 15, 2008 (commencement of operations) to August 31, 2009.
[b]Based on average shares outstanding at each month end.
[c]Not annualized.
[d]Annualized.

Financial Highlights (cont’d)

BNY Mellon Municipal Opportunities Fund
		Year Ended August 31,
Investor Shares	2012	2011	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	12.27	12.79	12.22	10.00
Investment Operations:
Investment income — net[b]	.47	.48	.50	.42
Net realized and unrealized
gain (loss) on investments	1.16	(.35)	.93	2.18
Total from Investment Operations	1.63	.13	1.43	2.60
Distributions:
Dividends from investment income--net	(.47)	(.47)	(.49)	(.37)
Dividends from net realized gain on investments	-	(.18)	(.37)	(.01)
Total Distributions	(.47)	(.65)	(.86)	(.38)
Net asset value, end of period	13.43	12.27	12.79	12.22
Total Return (%)	13.46	1.21	12.19	26.29[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.99	.98	.96	1.11[d]
Ratio of net expenses to average net assets	.99	.98	.95	.99[d]
Ratio of interest and expense related to floating rate notes issued to average net assets	.06	.06	.01	-
Ratio of net investment income to average net assets	3.63	3.93	4.00	4.48[d]
Portfolio Turnover Rate	119.90	129.00	145.57	161.70[c]
Net Assets, end of period ($ x 1,000)	2,328	1,152	1,157	1,208
[a]From October 15, 2008 (commencement of operations) to August 31, 2009.
[b]Based on average shares outstanding at each month end.
[c]Not annualized.
[d]Annualized.

Financial Highlights (cont’d)

BNY Mellon Asset Allocation Fund
	Year Ended August 31,
Class M Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	10.63	9.85	9.44	10.93	12.91
Investment Operations:
Investment income—net[a]	.17	.16	.19	.24	.30
Net realized and unrealized
gain (loss) on investments	.43	.83	.46	(1.01)	(.73)
Total from Investment Operations	.60	.99	.65	(.77)	(.43)
Distributions:
Dividends from investment income--net	(.21)	(.21)	(.24)	(.27)	(.36)
Dividends from net realized gain on investments	(.05)	-	-	(.45)	(1.19)
Total Distributions	(.26)	(.21)	(.24)	(.72)	(1.55)
Net asset value, end of period	10.97	10.63	9.85	9.44	10.93
Total Return (%)	5.72	10.00	6.84	(6.08)	(3.99)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	.37	.53	.57	.60	.58
Ratio of net expenses to average net assets[b]	.27	.53	.57	.60	.58
Ratio of net investment income to average net assets[b]	1.59	1.49	1.78	2.81	2.51
Portfolio Turnover Rate	81.55	71.08	69.81	78.44[c]	51.92[c]
Net Assets, end of period ($ x 1,000)	392,948	365,661	335,138	301,643	317,545
[a]Based on average shares outstanding at each month end.
[b]Amount does not include the activity of the underlying funds.
[c]The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended August 31, 2009 and 2008 were 77.77% and 51.44%, respectively.

Financial Highlights (cont’d)

BNY Mellon Asset Allocation Fund
	Year Ended August 31,
Investor Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	10.69	9.90	9.50	10.98	12.96
Investment Operations:
Investment income—net[a]	.14	.14	.17	.23	.27
Net realized and unrealized
gain (loss) on investments	.43	.83	.44	(1.01)	(.74)
Total from Investment Operations	.57	.97	.61	(.78)	(.47)
Distributions:
Dividends from investment income--net	(.18)	(.18)	(.21)	(.25)	(.32)
Dividends from net realized gain on investments	(.05)	-	-	(.45)	(1.19)
Total Distributions	(.23)	(.18)	(.21)	(.70)	(1.51)
Net asset value, end of period	11.03	10.69	9.90	9.50	10.98
Total Return (%)	5.44	9.77	6.44	(6.11)	(4.29)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[b]	.62	.78	.82	.85	.81
Ratio of net expenses to average net assets[b]	.53	.78	.82	.85	.81
Ratio of net investment income to average net assets[b]	1.28	1.23	1.54	2.57	2.28
Portfolio Turnover Rate	81.55	71.08	69.81	78.44[c]	51.92[c]
Net Assets, end of period ($ x 1,000)	5,091	4,265	4,015	4,412	4,812
[a]Based on average shares outstanding at each month end.
[b]Amount does not include the activity of the underlying funds.
[c]The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended August 31, 2009 and 2008 were 77.77% and 51.44%, respectively.

BNY Mellon Money Market Fund
	Year Ended August 31,
Class M Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.000[a]	.001	.012	.037
Distributions:
Dividends from investment income--net	(.000)[a]	(.000)[a]	(.001)	(.012)	(.037)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.02	.07	1.24	3.72
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.30	.30	.30	.33	.30
Ratio of net expenses to average net assets	.21	.26	.29	.33	.30
Ratio of net investment income to average net assets	.00[b]	.02	.07	1.08	3.53
Net Assets, end of period ($ x 1,000)	857,600	1,006,111	1,092,771	1,934,739	1,175,866
[a]Amount represents less than $.001 per share.
[b]Amount represents less than .01%

Financial Highlights (cont’d)

BNY Mellon Money Market Fund
	Year Ended August 31,
Investor Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.000[a]	.000[a]	.010	.034
Distributions:
Dividends from investment income--net	(.000)[a]	(.000)[a]	(.000)[a]	(.010)	(.034)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.00[b]	.00[b]	.99	3.47
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.58	.55	.55	.58	.55
Ratio of net expenses to average net assets	.22	.26	.38	.58	.55
Ratio of net investment income to average net assets	.00[b]	.00[b]	.00[b]	.97	3.39
Net Assets, end of period ($ x 1,000)	10,340	1,522	312	1,701	1,588
[a]Amount represents less than $.001 per share.
[b]Amount represents less than .01%.

BNY Mellon National Municipal Money Market Fund
	Year Ended August 31,
Class M Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.000[a]	.000[a]	.008	.024
Distributions:
Dividends from investment income--net	(.000)[a]	(.000)[a]	(.000)[a]	(.008)	(.024)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.03	.05	.79	2.39
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.30	.29	.30	.35	.31
Ratio of net expenses to average net assets	.22	.26	.28	.34	.28
Ratio of net investment income to average net assets	.00[b]	.03	.04	.80	2.24
Net Assets, end of period ($ x 1,000)	1,316,666	1,352,760	1,551,274	1,770,608	1,629,931
[a]Amount represents less than $.01 per share.
[b]Amount represents less than .01%

Financial Highlights (cont’d)

BNY Mellon National Municipal Money Market Fund
	Year Ended August 31,
Investor Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.000[a]	.000[a]	.006	.021
Distributions:
Dividends from investment income--net	(.000)[a]	(.000)[a]	(.000)[a]	(.006)	(.021)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.00[b]	.00[b]	.60	2.13
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	.54	.55	.60	.56
Ratio of net expenses to average net assets	.23	.29	.33	.53	.53
Ratio of net investment income to average net assets	.00[b]	.00[b]	.00[b]	.57	2.05
Net Assets, end of period ($ x 1,000)	1,022	272	1	1	1
[a]Amount represents less than $.001 per share.
[b]Amount represents less than .01%.

NOTES

NOTES

BNY Mellon Large Cap Stock Fund	BNY Mellon New York Intermediate Tax-Exempt Bond Fund
BNY Mellon Large Cap Market Opportunities Fund	BNY Mellon Asset Allocation Fund
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	BNY Mellon Income Stock Fund
BNY Mellon Mid Cap Multi-Strategy Fund	BNY Mellon Small Cap Multi-Strategy Fund
BNY Mellon U.S. Core Equity 130/30 Fund	BNY Mellon Focused Equity Opportunities Fund
BNY Mellon Small/Mid Cap Fund	BNY Mellon International Fund
BNY Mellon Emerging Markets Fund	BNY Mellon Bond Fund
BNY Mellon International Appreciation Fund	BNY Mellon Short-Term U.S. Government Securities Fund
BNY Mellon International Equity Income Fund	BNY Mellon National Short-Term Municipal Bond Fund
BNY Mellon Intermediate Bond Fund	BNY Mellon Massachusetts Intermediate Municipal Bond Fund
BNY Mellon Intermediate U.S. Government Fund	BNY Mellon Municipal Opportunities Fund
BNY Mellon Corporate Bond Fund	BNY Mellon Money Market Fund
BNY Mellon National Intermediate Municipal Bond Fund	BNY Mellon National Municipal Money Market Fund
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

Series of BNY Mellon Funds Trust

SEC file number: 811-09903

More information on any fund is available free upon request, including the following:

Annual/Semiannual Report

Describes each fund's performance, lists portfolio holdings and contains a letter from the portfolio manager(s) discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year. Each fund's most recent annual and semiannual report is available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about each fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

Each equity and fixed-income fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, and each money market fund will disclose its complete schedule of portfolio holdings daily, at www.dreyfus.com, under Products and Performance. The information will be posted with a 30-day lag, except for the money market funds. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. The schedule of holdings for the funds will remain on the website until the Trust files Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the Trust's policies and procedures with respect to the disclosure of a fund's portfolio securities is available in the Trust's SAI.

To Obtain Information

By telephone. Wealth Management Clients, please contact your Account Officer or call 1-888-281-7350.

BNY Mellon Wealth Brokerage Clients, please contact your financial advisor or call 1-800-830-0549-Option 2 for BNY Mellon Wealth Management Direct or Option 3 for BNY Mellon Wealth Advisors.

Clients of Investment Advisory Firms, please contact your financial advisor or call 1-888-281-7350.

Individual Account holders, please call Dreyfus at 1-800-DREYFUS (inside the U.S. only). Participants in Qualified Employee Benefit Plans, please contact your plan sponsor or administrator or call 1-877-774-0327.

By mail. Wealth Management Clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNY Mellon Wealth Brokerage Clients, write to your financial advisor, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account holders and participants in Qualified Employee Benefit Plans, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Clients of Investment Advisory Firms, please write to your financial advisor.

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC:  http://www.sec.gov

Dreyfus: http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by e-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-1520.

© 2012 MBSC Securities Corporation MFTP1212